        As filed with the Securities and Exchange Commission on June 29, 1999
                                              1933 Act Registration No. 33-72424
                                              1940 Act Registration No. 811-8194

                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                                      FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                     x
                                                                           ---
     Pre-Effective Amendment No.
                                 ---                                       ---
     Post-Effective Amendment No.  12                                       x
                                  ----                                     ---

                                       and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940             x
                                                                           ---
     Amendment No.  14                                                      x
                   ----                                                    ---

                         (Check appropriate box or boxes.)

                              FINANCIAL INVESTORS TRUST
                              -------------------------
                  (Exact name of Registrant as Specified in Charter)

                             370 17th Street, Suite 3100
                                   Denver, CO 80202
                                   ----------------
                 (Address of principal executive offices) (Zip Code)

         Registrant's Telephone Number, including Area Code: (303) 623-2577
                                                             --------------

                             Russell C. Burk, Secretary
                             Financial Investors Trust
                            370 17th Street, Suite 3100
                                  Denver, CO 80202
                                  ----------------
                       (Name and Address of Agent of Service)

                                      Copy to:

                               Lester Woodward, Esq.
                             Davis, Graham & Stubbs LLP
                            370 17th Street, Suite 4700
                                  Denver, CO 80202

Approximate Date of Proposed Public Offering:     As soon as practicable after
                                                  the effective date of this
                                                  Amendment

It is proposed that this filing will become effective (check appropriate box):

     immediately upon filing pursuant to paragraph (b)
---
     on (date) pursuant to paragraph (b)
---
 x   60 days after filing pursuant to paragraph (a) (1)
---
     on ____________, pursuant to paragraph (a) (1)
---
     75 days after filing pursuant to paragraph (a) (2)
---
     on (date) pursuant to paragraph (a) (2)
---

If appropriate, check the following box:

     This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Shares of Beneficial Interest

Registrant registered an indefinite number of shares pursuant to regulation 24f-2 under the Investment Company Act of 1940 on July 30, 1998.

                                     F.I.T. LOGO


                          U.S. TREASURY MONEY MARKET FUND

                                     Prospectus


                                                 , 1999
                                -----------------



















The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this prospectus. Any representation to the contrary is a criminal offense.

No person has been authorized to give any information or to make any representation that is not contained in this Prospectus, or in the Statement of Additional Information that is incorporated herein by reference, in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon. Also, this Prospectus does not constitute an offering by the Trust or its Distributor in any jurisdiction where such an offering would not be lawful.

                           U.S. TREASURY MONEY MARKET FUND

--------------------------------------------------------------------------------
                                      FUND FACTS

GOAL: To provide investors with a high level of current income while seeking to preserve principal.

PRINCIPAL INVESTMENTS:                  INVESTMENT ADVISER (THE "ADVISER"):
-    U.S. Treasury Obligations          -    General Electric Investment
-    Repurchase Agreements                   Management, Inc. ("GEIM")

                                        DISTRIBUTOR:
                                        -    ALPS Mutual Funds Services, Inc.
                                             ("ALPS")
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE -- The investment objective of the U.S. Treasury Money Market Fund (the "Fund") is to seek as high a level of current income as is consistent with preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES -- In seeking to achieve its investment objective, the Fund invests in direct obligations of the U.S. Treasury, such as Treasury bills. The Fund may also invest in repurchase agreements with respect to such obligations. In any event, however, the Fund only will invest in those securities that the Adviser, under the direction of the Board of Trustees of Financial Investors Trust (the "Board"), determine present minimal credit risk.

PRIMARY RISKS -- An investment in the Fund is subject to many risks, including:

-    Interest Rate Risk                 -    Credit Risk

For more information about the risk factors identified above, please refer to the section entitled "Principal Investments" later in this prospectus. The Statement of Additional Information ("SAI") contains additional information about the risks associated with investing in the Fund.

ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

--------------------------------------------------------------------------------
SHOULD I INVEST IN THE U.S. TREASURY MONEY MARKET FUND?

The Fund primarily is intended for municipal investors, including municipalities, counties, and state agencies, as well as institutional investors such as broker/dealers, corporations, investment advisers, credit unions, banks, and other financial institutions. Investing in the Fund may be appropriate for you if:

- You are looking for an investment vehicle for daily cash sweep or liquidity purposes.

-    You require stability of principal.

- You are looking for an investment with a lower degree of risk during uncertain economic times or periods of stock market volatility.

- You are willing to accept lower returns than you might achieve by investing in other types of mutual funds.

- You are looking for an eligible investment under Section 107 of the Federal Credit Union Act and Part 703 of the National Credit Union Administration Rules and Regulations.

- REMEMBER, NO SINGLE INVESTMENT CAN PROVIDE AN EFFECTIVE, BALANCED INVESTMENT PLAN.
--------------------------------------------------------------------------------

PLEASE REMEMBER THAT THERE IS NO GUARANTEE THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE, NOR IS AN INVESTMENT IN THE FUND INSURED, ENDORSED, OR GUARANTEED BY THE FDIC, A BANK OR ANY AGENCY OF THE U.S. GOVERNMENT.

PERFORMANCE

The following bar chart and table can help you evaluate the potential risks of investing in the Fund. Both the bar chart and the table show the variability the Fund has experienced in its performance in the past. THE PAST PERFORMANCE OF THE FUND DOES NOT INDICATE HOW IT WILL PERFORM IN THE FUTURE AND IS INTENDED TO BE USED FOR PURPOSES OF COMPARISON ONLY.

                             YEAR-BY-YEAR TOTAL RETURN

12/31/95 - 5.68%
12/31/96 - 5.17%
12/31/97 - 5.29%
12/31/98 - 5.15%

Best Quarter (quarter ended June 31, 1995) - 1.42%
Worst Quarter (quarter ended September 30, 1994) - 1.02%


The bar chart to the left illustrates the returns of the Fund since its inception. The performance of the Fund as reflected in the bar chart reflects the expenses associated with those shares.


                       INCEPTION        1 YEAR        SINCE DATE
                         DATE                          INCEPTION
---------------------------------------------------------------------
 U.S. TREASURY       May 25, 1994        5.15%           5.20%
 MONEY MARKET
 FUND

The table to the left lists the U.S. Treasury Money Market Fund's average year-by-year return over the periods indicated. If you would like to know the current 7 day yield of the U.S. Treasury Money Market Fund, please call ALPS at 1-800-298-3442.

ANNUAL FUND OPERATING EXPENSES are deducted from the Fund's assets before it pays dividends and before its net asset value and total return are calculated. We do not charge you separately for these expenses.


                            ANNUAL FUND OPERATING EXPENSES
                         (For the year ended April 30, 1999.)

          Management Fees                         0.05%
          -------------------------------------------------------
          12b-1 Fees                              None
          -------------------------------------------------------
          Other Expenses                          0.52%*
          -------------------------------------------------------
          Total Fund Operating Expenses           0.57%
          -------------------------------------------------------

* The amount for "Other Expenses" includes administration fees payable to ALPS. ALPS has agreed to waive a portion of the administration fees that it is entitled to receive, and/or assume a portion of Fund expenses, to the extent necessary for the Fund to maintain an expense ratio of not more than 0.33% of the average net assets of the Fund.

EXAMPLES -- The following examples are intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. The example shows the cumulative amount of Fund expenses you would pay on a hypothetical investment of $10,000 in shares offered by the Fund. The example assumes a 5% average annual return and that you reinvest all of your dividends. Your actual costs may be higher or lower.


                            ONE         THREE        FIVE         TEN
                            YEAR        YEARS        YEARS       YEARS
------------------------------------------------------------------------
U.S. TREASURY MONEY
MARKET FUND                $58          $183        $318         $713

HOW WE MANAGE THE U.S. TREASURY MONEY MARKET FUND

--------------------------------------------------------------------------------
HOW DOES THE ADVISER TRY TO REDUCE RISK?

Consistent with the investment objective and policies of the Fund, the Adviser uses a variety of tools to try to reduce risk and increase total return, including:

- Diversification of assets to reduce the impact of a single holding on the net asset value of the Fund.

-    Thorough credit research by GEIM's analysts.

- Adjusting the average portfolio maturity to reflect the Adviser's interest rate outlook.
--------------------------------------------------------------------------------

OUR INVESTMENT STRATEGY -- The Fund is managed to provide a stable share price of $1.00. The Fund invests in high-quality, U.S. dollar-denominated money market obligations issued by the U.S. Treasury. Consistent with the investment objective and policies of the Fund, the Fund also may engage in repurchase agreements.

The Fund's average weighted maturity will not exceed 90 days, and its yield will fluctuate with changes in short-term interest rates. Also, the securities held by the Fund will, at the time of purchase, have remaining maturities of 13 months or less. Also, the securities held by the Fund will, at the time of purchase, have remaining maturities of 13 months or less.

The operations of the Fund largely are governed by Rule 2a-7 ("Rule 2a-7") under the Investment Company Act of 1940, as amended. Rule 2a-7, among other things, establishes standards for the credit quality and diversification of the Fund's portfolio securities, and is intended to help minimize certain types of risks faced by money market funds, such as the Fund, that use the amortized cost method of valuing their portfolio securities.

PRINCIPAL INVESTMENTS -- The following table describes the securities in which the Fund typically invests and the principal risks associated with those securities.

--------------------------------------------------------------------------------
             SECURITIES                      PRINCIPAL RISKS ASSOCIATED
                                                  WITH THE SECURITY
--------------------------------------------------------------------------------
 U.S. TREASURY OBLIGATIONS:  U.S.         INTEREST RATE RISK -- The risk of a
 Treasury Obligations are debt            decline in market value of an
 obligations issued or guaranteed by      interest bearing instrument due to
 the U.S. Treasury.  U.S. Treasury        changes in interest rates.  For
 Obligations are backed by the full       example, a rise in interest rates
 faith and credit of the United States.   typically will cause the value of a
                                          fixed rate security to fall.  On the
                                          other hand, a decrease in interest
                                          rates will cause the value of a fixed
                                          rate Security to increase.
--------------------------------------------------------------------------------
 REPURCHASE AGREEMENTS: An agreement      CREDIT RISK -- The risk that the
 between a buyer and seller of            issuer of a security, or a party to a
 securities in which the seller agrees    contract, will default or otherwise
 to buy the securities back within a      not honor a financial obligation.
 specified period of time at the same
 price the buyer paid for them, plus an
 amount equal to an agreed upon
 interest rate.                           INTEREST RATE RISK
--------------------------------------------------------------------------------

For more information about the securities in which the Fund invests, please refer to the SAI.

PREPARING FOR THE YEAR 2000

The Fund, as with other financial and business organizations in the United States and around the world, could be adversely affected if computer systems used by the Fund's service providers, including its investment advisers, fail to correctly interpret and process date information concerning dates occurring on and after January 1, 2000. In addition, corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers may be affected by remediation costs. The Fund's service providers, including the Adviser, have taken and continue to take steps to address this issue. If the Fund or the Adviser or any of the Fund's service providers are unsuccessful in their attempts, shareholders could experience certain disruptions in the services provided to them by the Fund. For example, shareholders may be unable to redeem shares or the Fund may be unable to compute its net asset value. The Fund and the Adviser anticipate that testing of their computer systems will be completed by the fall of 1999. However, there can be no assurance that the Fund will be successful and shareholders will not experience any disruptions.

WHO MANAGES THE U.S. TREASURY MONEY MARKET FUND?

The Adviser is a wholly-owned subsidiary of General Electric Company ("GE").
The principal address of the Adviser is 3003 Summer Street, Stamford, CT 06905. Through GEIM and General Electric Investment Corporation ("GEIC"), an affiliated company of GEIM, wholly owned by GE, and their predecessors, GE has more than 70 years of investment management experience. GEIM and GEIC collectively provide investment management services to various institutional accounts with total assets as of June 30, 1998 of approximately $69 billion, of which approximately $1.7 billion was invested in money market funds.

Pursuant to the Investment Advisory Agreement, the Adviser has agreed to provide a continuous investment program for the Fund, including investment research and management with respect to the assets of the Fund. GEIM is entitled to receive management fees of 0.05% on the first $500 million of average net assets of the Fund, 0.075% on the next $500 million and 0.10% on average net assets in excess of $1 billion but not exceeding $1.5 billion and 0.15% on average net assets in excess of $1.5 billion. During the fiscal year ended April 30, 1999, the Fund paid the Adviser 0.05% of average net assets of the Fund in advisory fees.

ADMINISTRATIVE SERVICES AGREEMENT

The Trustees have entered into an administrative services agreement with ALPS. Under the administrative services agreement, ALPS provides the Fund with certain administrative and clerical services, including, but not limited to: preparing the Fund's semi-annual reports; coordinating the preparation of the Fund's Federal and state tax returns; monitoring the Fund's compliance with its investment restrictions and policies; and generally assisting in the operation of the Fund. In addition, under the administrative services agreement ALPS also, among other things, performs fund accounting and transfer agency services, and pays the costs of the Fund's custodian and external auditors. Pursuant to the administrative services agreement, ALPS receives a fee from the Fund that is computed daily and paid monthly at the following annual rates: the greater of $600,000 or 0.26% of average daily net assets of the Fund up to $500 million; 0.24% of average daily net assets of the Fund in excess of $500 million up to $1 billion; and 0.22% of the average daily net assets of the Fund that exceed $1 billion.

ALPS has agreed to voluntarily waive a portion of the administration fees that it is entitled to receive from the Fund and to assume a portion of the expenses of the Fund. More particularly, ALPS voluntarily has agreed to waive a portion of the administration fees that it is entitled to receive under the administrative services agreement with the Fund , and/or assume a portion of Fund expenses, to the extent necessary for the Fund to maintain an expense ratio that does not exceed 0.33% of the average net assets of the Fund. ALPS may terminate this arrangement at any time.

During the fiscal year ended April 30, 1999, the Fund paid ALPS __% of average net assets of the Fund in administration fees.]

HOW DO I INVEST IN THE U.S. TREASURY MONEY MARKET FUND?

HOW ARE INVESTMENTS MADE?

As described below, shares of the Fund may be purchased through ALPS. Shares of the Fund may be purchased using the Federal Reserve Wire System ("Federal Funds") or by check or money order. Your check or money order must be payable in U.S. dollars to the Fund and be drawn on a bank located within the U.S.

Federal Funds should be wired to:

       State Street Bank & Trust Co.
       ABA# 011000028
       U.S. Treasury Money Market Fund
       Credit DDA# 22404081
       (Account Registration)
       (Account Number)

Orders for the purchase of shares will be executed at the net asset value per share next determined after an order has been received in good form. All funds received are invested in full and fractional shares of the Fund. ALPS serves as the Fund's Transfer Agent and ALPS maintains records of each shareholder's holdings of Fund shares. Financial Investors Trust (the "Trust") reserves the right to reject any purchase.

An initial investment in the Fund must be preceded or accompanied by a completed, signed application. Your completed application should be forwarded to:

                             Financial Investors Trust
                            370 17th Street, Suite 3100
                                  Denver, CO 80202

Orders for the purchase of shares will be executed at the net asset value per share (the "public offering price") next determined after an order has been received by the Fund in the proper form. If your purchase order is received in proper order by the Fund by 5:00 p.m. Eastern Time, your order will be executed that day.

MINIMUM PURCHASE AND ACCOUNT BALANCE REQUIREMENTS

The minimum initial investment in the Fund is $100,000 and additional investments may be made in any amount. The minimum purchase requirements do not apply to reinvested dividends. If your account balance falls below $25,000 due to redemptions or exchanges, your account may be closed. In the event that your account is closed, the Fund will wire the proceeds to the bank account of record, or issue a check to the shareholder of record. The Fund will notify you when your account balance has fallen below $25,000 and you will be given 30 days to increase your investment above that amount.

HOW TO REDEEM FUND SHARES

You may redeem all or any part of the value of your account(s) on any day the assets of the Fund are valued (a "Business Day"). You may redeem by mail, telephone or facsimile if you have established those options with the Fund. Redemption orders are processed at the net asset value per share next determined after the Fund receives your order. If the Fund receives your redemption order before 1:00 p.m. Eastern Time on a Business Day, the Fund will generally pay for your redeemed shares on that day. Otherwise, the Fund generally will pay for your redeemed shares on the next Business Day. The Fund reserves the right to pay for redeemed shares within seven days after receiving your redemption order if, in the judgment of the Adviser, an earlier payment could adversely affect the Fund.

REGULAR REDEMPTIONS: You may redeem shares by sending a written request to Financial Investors Trust, 370 17th Street, Suite 3100, Denver, CO 80202. You must sign a redemption request. Your written redemption request must:

(i) state the number of shares to be redeemed; and
(ii) identify your shareholder account number.

EACH SIGNATURE MUST BE GUARANTEED BY EITHER A BANK THAT IS A MEMBER OF THE FDIC, A TRUST COMPANY OR A MEMBER FIRM OF A NATIONAL SECURITIES EXCHANGE OR OTHER ELIGIBLE GUARANTOR INSTITUTION. THE FUND WILL NOT ACCEPT GUARANTEES FROM NOTARIES PUBLIC. Guarantees must be signed by an authorized person at the guarantor institution, and the words "Signature Guaranteed" must appear with the signature. A redemption request will not be deemed to be properly received until the Fund receives all required documents in proper form.

When the Fund wires your redemption proceeds, the wire must be paid to the same bank and account as designated on the Fund's Account Application or in your written instructions to the Fund. If your bank is not a member of the Federal Reserve System, your redemption proceeds will be wired to a correspondent bank. Immediate notification by the correspondent bank to your bank will be necessary to avoid a delay in crediting the funds to your bank account.

BY TELEPHONE AND FACSIMILE: You may redeem shares by telephone or facsimile. Shareholders must check the appropriate box on the Account Application to activate facsimile and/or telephone redemption privileges. Shares may be redeemed by telephoning the Fund at (800) 298-3442 (or sending a facsimile transmission to the Fund at (303) 825-2575 and giving the account name, account number, Personal Identification Number (PIN#), name of Fund and amount of redemption). Proceeds from redemptions will be wired directly to your account at a commercial bank within the United States.

In order to arrange for facsimile and/or telephone redemptions after you have opened your account, or to change the bank account or address designated to receive redemption proceeds, send a written request to the Fund at the address listed under "Regular Redemption". The request must be signed by you with the signatures guaranteed as described above. The Trust may modify or terminate procedures for redeeming shares by telephone but will not materially change or terminate it without giving shareholders 60 days' written notice.

During periods of substantial economic or market change, telephone or facsimile redemptions may be difficult to complete. If you are unable to contact the Fund by telephone or facsimile, you may redeem your shares by mail as described above under "REGULAR REDEMPTION".

By electing the facsimile and/or telephone redemption option, you may be giving up a measure of security which you might have had if you were to redeem in writing. The Trust will employ reasonable procedures to confirm that instructions communicated by telephone or facsimile are genuine, such as recording telephone calls, providing written confirmation of transactions, or requiring a form of personal identification prior to acting on instructions received by telephone or facsimile. To the extent the Trust does not employ reasonable procedures, it and/or its service contractors may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Trust nor ALPS will be liable for following instructions communicated by telephone or facsimile that are reasonably believed to be genuine. Accordingly, you, as a result of this policy, may bear the risk of fraudulent telephone or facsimile redemption transactions.

CHECK REDEMPTION: You may write an unlimited number of checks drawn on your account by either requesting the privilege on your account application or by sending a written request to the Fund. In order to establish the checkwriting option, you must manually sign a signature card that includes all authorized individuals. Checks will be sent only to the registered owner(s) of the account and only to the address of record. Checks may be made payable to the order of any person. When a check is presented to the Transfer Agent for payment, the Transfer Agent, as your agent, will cause the Fund to redeem a sufficient number of your Fund shares to cover the amount of the check. Shares earn dividends through the day the redemption is processed. There is no charge to you for the use of the checks; however, the Transfer Agent will impose a charge for stopping payment of a check upon your request, or if the Transfer Agent cannot honor a check due to insufficient funds or other valid reasons. A request to reverse a stop payment order must be received in writing.

Checks may not be written to redeem shares purchased by check until the date that good funds are credited to the Fund's custodian by its correspondent bank. If the amount of the check is greater than the value of the shares in your account, the check will be returned marked "Insufficient Funds." Checks written on amounts subject to the hold described above will be returned marked "Uncollected." If your check does not clear, you will be responsible for any loss the Fund, Custodian, or Transfer Agent may incur.

A check may not be used to close an account. Checkwriting is not available to holders of shares in certificate form or if you are subject to Internal Revenue Service backup withholding. It is also inadvisable for you to write a check for an amount close to the total value of your account. The Trust reserves the right to terminate or alter the checkwriting service at any time.

EXCHANGE OF FUND SHARES

You may sell your Fund shares and buy shares of the U.S. Government Money Market Fund or the Prime Money Market Fund, other investment portfolios of the Trust, in exchange by written request. There are no fees or commissions for exchanging Fund shares. However, you must satisfy the minimum balance requirements of each Fund that you are considering investing in. If you have established the privilege on your Account Application, you may also initiate exchanges by telephone or facsimile. Exchange requests should be directed to the Fund at
(800) 298-3442.

Exchange transactions must be for amounts of $1,000 or more. Exchanges may have tax consequences, so you should consult your tax adviser for further information. The Fund into which you want to exchange must be registered for sale in your state. Prior to requesting an exchange of Fund shares you should call the Fund at (800) 298-3442 to request a current prospectus for the Fund which you want to exchange and you should read the prospectus carefully before investing.

During periods of significant economic or market change, telephone or facsimile exchanges may be difficult to complete. If you are unable to contact the Fund by telephone or facsimile, you may also mail the exchange request to the Fund at the address listed under "Regular Redemption." Neither the Trust nor ALPS will be responsible for the authenticity of exchange instructions received by telephone or facsimile except as set forth under "HOW TO REDEEM SHARES - TELEPHONE AND FACSIMILE REDEMPTION."

The Trust can provide you with information concerning certain limitations on the exchange privilege, including those related to frequency. The Trust may modify or terminate the exchange privilege but will not materially change or terminate it without giving shareholders 60 days' written notice.

HOW ARE FUND SHARES VALUED?

The term "net asset value per share," or NAV, means the worth of one share. The NAV is calculated by adding pro rata share of the value of all securities and other assets attributable to the Fund, deducting the pro rata share of Fund liabilities, and dividing the result by the number of shares outstanding.

The Trustees have established procedures designed to maintain a stable net asset value of $1.00 per share, to the extent reasonably possible. More particularly, the Trustees have approved and adopted procedures under Rule 2a-7. Under guidelines of Rule 2a-7, the Fund uses the amortized cost method to value its portfolio securities. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period of maturity, regardless of the impact of fluctuating interest rates on the market value of the security.

WHAT IS THE EFFECT OF FEDERAL INCOME TAX ON THIS INVESTMENT?

While municipal investors are generally exempt from Federal income taxes, each investor should independently ascertain its tax status. With respect to investors who are not exempt from Federal income taxes, dividends derived from net investment income and short term capital gains are taxable as ordinary income distributions and are taxable when paid, whether investors receive distributions in cash or reinvest them in additional shares, except that distributions declared in December and paid in January are taxable as if paid on December 31. The Fund will send to non-exempt investors an IRS Form 1099-DIV showing their taxable distributions for the past calendar year.

The Fund has qualified and intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). This qualification will relieve the Fund of liability for Federal income taxes to the extent its earnings are distributed in accordance with the Code and it meets other requirements for qualification as set forth in the Code.

The information above is only a summary of some of the federal tax consequences generally affecting the Fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to Federal taxes, investors may be subject to state or local taxes on their investment. Investors should consult their tax advisor to determine whether the Fund is suitable to their particular tax situation.

When investors sign their account application, they will be asked to certify that their social security or taxpayer identification number is correct and that they are not subject to 31% backup withholding for failing to report income to the IRS. If investors violate IRS regulations, the IRS can require the Fund to withhold 31% of taxable distributions and redemptions.

The Fund declares dividends from net investment income daily and pays such dividends monthly. The Fund intends to distribute substantially all of its net investment income and capital gains, if any, to shareholders each calendar year as well as on a fiscal year basis.

Since all of the Fund's net investment income is expected to be derived from earned interest, it is anticipated that all dividends paid by the Fund will be taxable as ordinary income to those shareholders who are not exempt from Federal income taxes, and that no part of any distribution will be eligible for the dividends received deduction for corporations.

FINANCIAL HIGHLIGHTS

The Financial Highlights Table is presented to help you understand the Fund's financial performance since its inception. All "per share" information reflects financial results for a single Fund share. This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling ALPS at 1-800-298-3442.

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial
interest outstanding throughout the period indicated(1):


                                                                   For the Period Ended April 30,
                                                   1999           1998         1997            1996           1995(2)
                                               -------------------------------------------------------------------------
Net asset value - beginning of period             $1.00          $1.00         $1.00           $1.00          $1.00
                                               -------------------------------------------------------------------------

Income from investment operations
Net investment income                              0.05           0.05           0.05           0.05           0.04
                                               -------------------------------------------------------------------------

Dividends and distributions to shareholders
Dividends from net investment income              (0.05)         (0.05)         (0.05)         (0.05)         (0.04)
                                               -------------------------------------------------------------------------

Net asset value - end of period                   $1.00          $1.00          $1.00          $1.00          $1.00
                                               -------------------------------------------------------------------------
                                               -------------------------------------------------------------------------

Total return                                       4.90%          5.30%          5.15%          5.44%          4.71%(3)
                                               -------------------------------------------------------------------------
                                               -------------------------------------------------------------------------

Ratios/Supplemental Data:

Net assets, end of period (000)                 $90,862       $138,169       $167,692       $316,364       $109,055
                                               -------------------------------------------------------------------------
                                               -------------------------------------------------------------------------

Ratio of expenses to average net assets            0.33%          0.33%          0.30%          0.30%          0.50%(3)
                                               -------------------------------------------------------------------------
                                               -------------------------------------------------------------------------

Ratio of net investment income to
  average net assets                               4.83%          5.18%          5.02%          5.36%          4.87%(3)
                                               -------------------------------------------------------------------------
                                               -------------------------------------------------------------------------

Ratio of expenses to average net assets
  without fee waivers                              0.57%          0.55%          0.67%          0.71%          1.32%(3)
                                               -------------------------------------------------------------------------
                                               -------------------------------------------------------------------------

Ratio of net investment income to
  average net assets without fee waivers           4.59%          4.96%          4.65%          4.95%          4.05%(3)
                                               -------------------------------------------------------------------------
                                               -------------------------------------------------------------------------


(1) The financial highlights prior to March 24, 1997 reflect the operations of the Fund while the Fund's investment adviser was FGIC Advisors, Inc. GEIM was approved as the Fund's investment adviser at a special meeting of the shareholders of the Fund on March 21, 1997.
(2)  Operations commenced on May 25, 1994.
(3)  Annualized

ADDITIONAL INFORMATION ABOUT THE FUND
--------------------------------------------------------------------------------

If you would like more information about the Fund, the following documents are available free upon request.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains additional information about all aspects of the Fund. A current SAI has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a copy of the SAI, write or call the Fund at the address or phone number listed below. The SEC also maintains a Web site located at http://www.sec.gov that contains the SAI, material incorporated herein by reference, and other information regarding the Fund.

ANNUAL AND SEMI-ANNUAL REPORTS

The Fund's annual and semi-annual reports provide additional information about the Fund's investments.

                 -------------------------------------------------
                 -------------------------------------------------
                   TO OBTAIN THE SAI OR THE MOST RECENT ANNUAL OR
                   SEMI-ANNUAL REPORT FOR THE FUND YOU MAY WRITE
                     TO ALPS MUTUAL FUNDS SERVICES, INC. AT 370
                  17TH STREET, SUITE 3100, DENVER, COLORADO 80202
                          OR CALL ALPS AT 1-800-298-3442.
                 -------------------------------------------------
                 -------------------------------------------------

Investment Company Act File No. 811-

                                   F.I.T. LOGO



                        U.S. GOVERNMENT MONEY MARKET FUND


                                   PROSPECTUS

                                           , 1999
                                ----------








The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this prospectus. Any representation to the contrary is a criminal offense.

No person has been authorized to give any information or to make any representation that is not contained in this Prospectus, or in the Statement of Additional Information that is incorporated herein by reference, in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon. Also, this Prospectus does not constitute an offering by the Trust or its Distributor in any jurisdiction where such an offering would not be lawful.

                        U.S. GOVERNMENT MONEY MARKET FUND

--------------------------------------------------------------------------------
                                 FUND FACTS
GOAL: To provide investors with a high level of current income while seeking to preserve principal.

PRINCIPAL INVESTMENTS:               INVESTMENT ADVISER (THE "ADVISER"):
-   U.S. Government Obligations      -   General Electric Investment Management,
-   Mortgage Related Securities          ("GEIM")
-   Repurchase Agreements            DISTRIBUTOR:
                                     -   ALPS Mutual Funds Services, Inc.
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE -- The investment objective of the U.S. Government Money Market Fund (the "Find") is to seek as high a level of current income as is consistent with preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES -- In seeking to achieve its investment objective, the Fund will invest in obligations issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. The Fund may also invest in mortgage related securities issued by various government agencies, such as the Government National Mortgage Association, and government related organizations, such as the Federal National Mortgage Association. While the Fund may purchase a variety of securities, the Fund only will invest in those securities that the Adviser, under the direction of the Board of Trustees of Financial Investors Trust (the "Board"), determine present minimal credit risk.

PRIMARY RISKS -- An investment in the Fund is subject to many risks, including:

-   Interest Rate Risk                           -   Credit Risk

For more information about the risk factors identified above, please refer to the section entitled "Principal Investments" later in this prospectus. The Statement of Additional Information ("SAI") contains additional information about the risks associated with investing in the Fund.

ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.
--------------------------------------------------------------------------------
SHOULD I INVEST IN THE U.S. GOVERNMENT MONEY MARKET FUND?

The Fund primarily is intended for municipal investors, including municipalities, counties, and state agencies, as well as institutional investors such as broker/dealers, corporations, investment advisers, credit unions, banks, and other financial institutions. Investing in the Fund may be appropriate for you if:

- You are looking for an investment vehicle for daily cash sweep or liquidity purposes.
-  You require stability of principal.
- You are looking for an investment with a lower degree of risk during uncertain economic times or periods of stock market volatility.
- You are willing to accept lower returns than you might achieve by investing in other types of mutual funds.
- You are looking for an eligible investment under Section 107 of the Federal Credit Union Act and Part 703 of the National Credit Union Administration Rules and Regulations.
- REMEMBER, NO SINGLE INVESTMENT CAN PROVIDE AN EFFECTIVE, BALANCED INVESTMENT PLAN.
--------------------------------------------------------------------------------
PLEASE REMEMBER THAT THERE IS NO GUARANTEE THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE, NOR IS AN INVESTMENT IN THE FUND INSURED, ENDORSED, OR GUARANTEED BY THE FDIC, A BANK OR ANY AGENCY OF THE U.S. GOVERNMENT.

PERFORMANCE

The following bar chart and table can help you evaluate the potential risks of investing in the Fund. Both the bar chart and the table show the variability the Fund has experienced in its performance in the past. THE PAST PERFORMANCE OF THE FUND DOES NOT INDICATE HOW IT WILL PERFORM IN THE FUTURE AND IS INTENDED TO BE USED FOR PURPOSES OF COMPARISON ONLY.

                            YEAR-BY-YEAR TOTAL RETURN

12/31/95 - 5.93%
12/31/96 - 5.08%
12/31/97 - 5.44%
12/31/98 - 5.39%

Best Quarter (quarter ended June 31, 1995) - 1.62%
Worst Quarter (quarter ended September 30, 1994) - 0.97%

The bar chart to the left illustrates the returns of the Fund since its inception. The performance of the Fund as reflected in the bar chart reflects the expenses associated with those shares.

--------------------------------------------------------------------------------
                           INCEPTION       1 YEAR         SINCE
                              DATE                      INCEPTION
----------------------- ---------------- ----------  ---------------
U.S. GOVERNMENT          June 7, 1994       5.39%         5.26%
MONEY MARKET
FUND
--------------------------------------------------------------------------------

The table to the left lists the U.S. Government Money Market Fund's average year-by-year return over the periods indicated. If you would like to know the current 7 day yield of the U.S. Government Money Market Fund, please call ALPS at 1-800-298-3442.

ANNUAL FUND OPERATING EXPENSES are deducted from the Fund's assets before it pays dividends and before its net asset value and total return are calculated. We do not charge you separately for these expenses.

EXAMPLES -- The following examples are intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. The example shows the cumulative amount of Fund expenses you would pay on a hypothetical investment of $10,000 in shares offered by the Fund. The example assumes a 5% average annual return and that you reinvest all of your dividends. Your actual costs may be higher or lower.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
       ANNUAL FUND OPERATING EXPENSES
    (For the year ended April 30, 1999.)
--------------------------------------------------------------------------------
Management Fees                     0.04%
--------------------------------------------------------------------------------
12b-1 Fees                          None
--------------------------------------------------------------------------------
Other Expenses                      0.20%*
--------------------------------------------------------------------------------
Total Fund Operating Expenses       0.24%
--------------------------------------------------------------------------------

* The amount for "Other Expenses" includes administration fees payable to ALPS. ALPS has agreed to waive a portion of the administration fees that it is entitled to receive, and/or assume a portion of Fund expenses, to the extent necessary for the Fund to maintain an expense ratio of not more than 0.20% of the average net assets of the Fund.
--------------------------------------------------------------------------------

                         ONE YEAR        THREE          FIVE           TEN
                                         YEARS         YEARS          YEARS
--------------------- -------------- ------------- -------------- --------------
U.S. GOVERNMENT            $25            $77           $135           $306
MONEY MARKET FUND

HOW WE MANAGE THE U.S. GOVERNMENT MONEY MARKET FUND

OUR INVESTMENT STRATEGY -- The Fund is managed to provide a stable share price of $1.00. The Fund invests in high-quality, U.S. dollar-denominated money market obligations issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government ("U.S. Government Securities"). Consistent with the investment objective and policies of the Fund, the Fund also may invest in mortgage related securities and engage in repurchase agreements.

The Fund's average weighted maturity will not exceed 90 days, and its yield will fluctuate with changes in short-term interest rates. Also, the securities held by the Fund will, at the time of purchase, have remaining maturities of 13 months or less. In selecting securities, the Adviser examines the relationships among yields on various types and maturities of money market securities in the context of their outlook for interest rates. For example, mortgage related securities often offer a yield advantage over Treasury bills. And if rates are expected to fall, longer- maturities may be purchased, which typically have higher yields than shorter maturities, to try to preserve the fund's income level. Conversely, shorter maturities may be favored if rates are expected to rise.

--------------------------------------------------------------------------------
HOW DOES THE ADVISER TRY TO REDUCE RISK?

Consistent with the investment objective and policies of the Fund, the Adviser uses a variety of tools to try to reduce risk and increase total return, including:

- Diversification of assets to reduce the impact of a single holding on the net asset value of the Fund.
-  Thorough credit research by GEIM's analysts.
- Adjusting the average portfolio maturity to reflect the Adviser's interest rate outlook.
--------------------------------------------------------------------------------

The operations of the Fund largely are governed by Rule 2a-7 ("Rule 2a-7") under the Investment Company Act of 1940, as amended. Rule 2a-7, among other things, establishes standards for the credit quality and diversification of the Fund's portfolio securities, and is intended to help minimize certain types of risks faced by money market funds, such as the Fund, that use the amortized cost method of valuing their portfolio securities.

PRINCIPAL INVESTMENTS -- The following table describes the securities in which the Fund typically invests and the principal risks associated with those securities.

-------------------------------------------------------------------------------------------------------------------
                    Securities                                           Principal Risks Associated
                                                                              With the Security
-------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES:  U.S. government               INTEREST RATE RISK -- The risk of a decline in market
securities are debt obligations issued or guaranteed by    value of an interest bearing instrument due to
the U.S. Treasury or by an agency or instrumentality of    changes in interest rates.  For example, a rise in
the U.S. government.  Not all U.S. government              interest rates typically will cause the value of a fixed
securities are backed by the full faith and credit of the  rate security to fall.  On the other hand, a decrease in
United States.  For example, obligations issued by the     interest rates will cause the value of a fixed rate
Federal Farm Credit Bank or by the Federal National        Security to increase.  In general, shorter term
Mortgage Association are supported by the agency's         securities offer greater stability and are less sensitive
right to borrow money from the U.S. Treasury under         to changes in interest rates.
certain circumstances. There is no guarantee that the
government will support these types of obligations,
and, therefore, they involve more risk than other
government obligations.
-------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
                        Securities                                             Principal Risks Associated
                                                                                    With the Security
----------------------------------------------------------------------------------------------------------------------------
MORTGAGE-RELATED SECURITIES: Mortgage related                         CALL RISK -- The risk that an issuer will exercise its
securities or mortgage-backed securities represent                    right to pay principal on an obligation held by the
direct or indirect participations in, or are collateralized by and    Fund earlier than expected. This may happen when
payable from, mortgage loans secured by real property.                there is a decline in interest rates. Under these
Mortgage-backed securities can be backed by either                    circumstances, the Fund may be unable to recoup all
fixed rate mortgage loans or adjustable rate mortgage                 of its initial investment and will also suffer from
loans, and may be issued by either a governmental or                  having to reinvest in lower yielding securities
non-governmental entity.

                                                                      CREDIT RISK -- The risk that the issuer of a security,
                                                                      or a party to a contract, will default or otherwise not
                                                                      honor a financial obligation.

                                                                      EXTENSION RISK -- The risk that an issuer will
                                                                      exercise its right to pay principal on an obligation
                                                                      held by the Fund later than expected. This may
                                                                      happen when there is a rise in interest rates. Under
                                                                      these circumstances, the value of the obligation will
                                                                      decrease and the Fund will also suffer from the
                                                                      inability to invest in higher yielding securities.

                                                                      INTEREST RATE RISK

                                                                      LIQUIDITY RISK -- The risk that certain securities or
                                                                      other investments may be difficult or impossible to
                                                                      sell at the time the Fund would like to sell them or
                                                                      it may be difficult for the Fund to sell the investment
                                                                      for the value the Fund has placed on it.

                                                                      PREPAYMENT RISK -- The risk that a borrower will
                                                                      repay the amount borrowed prior to the date the
                                                                      amount is due. If a borrower chooses to prepay its
                                                                      debt, the Fund may not be able  to find an alternative
                                                                      investment that provides for as favorable of a return
                                                                      as the debt that was retired.
----------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: An agreement between a                         CREDIT RISK
buyer and seller of securities in which the seller agrees
to buy the securities back within a specified period of               INTEREST RATE RISK
time at the same price the buyer paid for them, plus an
amount equal to an agreed upon interest rate.
----------------------------------------------------------------------------------------------------------------------------

For more information about the securities in which the Fund invests, please refer to the SAI.

PREPARING FOR THE YEAR 2000

The Fund, as with other financial and business organizations in the United States and around the world, could be adversely affected if computer systems used by the Fund's service providers, including its investment advisers, fail to correctly interpret and process date information concerning dates occurring on and after January 1, 2000. In addition, corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers may be affected by remediation costs. Also, it has been reported that foreign institutions have made less progress in addressing the Year 2000 problem than major U.S. entities, which could make certain investments of the Fund more sensitive to these risks. The Fund's service providers, including the Adviser, have taken and continue to take steps to address this issue. If the Fund or the Adviser or any of the Fund's service providers are unsuccessful in their attempts, shareholders could experience certain disruptions in the services provided to them by the Fund. For example, shareholders may be unable to redeem shares or the Fund may be unable to compute its net asset value. The Fund and the Adviser anticipate that testing of their computer systems will be completed by the fall of 1999. However, there can be no assurance that the Fund will be successful and shareholders will not experience any disruptions.

WHO MANAGES THE U.S. GOVERNMENT MONEY MARKET FUND?

The Adviser is a wholly-owned subsidiary of General Electric Company ("GE"). The principal address of the Adviser is 3003 Summer Street, Stamford, CT 06905. Through GEIM and General Electric Investment Corporation ("GEIC"), an affiliated company of GEIM, wholly owned by GE, and their predecessors, GE has more than 70 years of investment management experience. GEIM and GEIC collectively provide investment management services to various institutional accounts with total assets as of June 30, 1998 of approximately $69 billion, of which approximately $1.7 billion was invested in money market funds.

Pursuant to the Investment Advisory Agreement, the Adviser has agreed to provide a continuous investment program for the Fund, including investment research and management with respect to the assets of the Fund. GEIM is entitled to receive management fees of 0.04% on the first $500 million of average net assets of the Fund, 0.06% on the next $500 million and 0.08% on average net assets in excess of $1 billion. During the fiscal year ended April 30, 1999, the Fund paid the Adviser 0.04% of average net assets of the Fund in advisory fees.

ADMINISTRATIVE SERVICES AGREEMENT

The Trustees have entered into an administrative services agreement with ALPS. Under the administrative services agreement, ALPS provides the Fund with certain administrative and clerical services, including, but not limited to: preparing the Fund's semi-annual reports; coordinating the preparation of the Fund's Federal and state tax returns; monitoring the Fund's compliance with its investment restrictions and policies; and generally assisting in the operation of the Fund. In addition, under the administrative services agreement ALPS also, among other things, performs fund accounting and transfer agency services, and pays the costs of the Fund's custodian and external auditors. Pursuant to the administrative services agreement, ALPS receives a fee from the Fund that is computed daily and paid monthly at the following annual rates: the greater of $360,000 or 0.16% of average daily net assets of the Fund up to $500 million; 0.14% of average daily net assets of the Fund in excess of $500 million up to $1 billion; and 0.12% of the average daily net assets of the Fund that exceed $1 billion.

ALPS has agreed to voluntarily waive a portion of the administration fees that it is entitled to receive from the Fund and to assume a portion of the expenses of the Fund. More particularly, ALPS voluntarily has agreed to waive a portion of the administration fees that it is entitled to receive under the administrative services agreement with the Fund , and/or assume a portion of Fund expenses, to the extent necessary for the Fund to maintain an expense ratio that does not exceed 0.20% of the average net assets of the Fund. ALPS may terminate this arrangement at any time.

During the fiscal year ended April 30, 1999, the Fund paid ALPS __% of the average net assets of the Fund in administration fees.

HOW DO I INVEST IN THE U.S. GOVERNMENT MONEY MARKET FUND?

HOW ARE INVESTMENTS MADE?

As described below, shares of the Fund may be purchased through ALPS. Shares of the Fund may only be purchased using the Federal Reserve Wire System ("Federal Funds"). Federal Funds should be wired to:

     State Street Bank & Trust Co.
     ABA# 011000028
     U.S. Government Money Market Fund
     Credit DDA# 22404081
     (Account Registration)
     (Account Number)

Orders for the purchase of shares will be executed at the net asset value per share next determined after an order has been received in good form. All funds received are invested in full and fractional shares of the Fund. Certificates for shares are not issued. ALPS serves as the Fund's Transfer Agent and ALPS maintains records of each shareholder's holdings of Fund shares. Financial Investors Trust (the "Trust") reserves the right to reject any purchase.

An initial investment in the Fund must be preceded or accompanied by a completed, signed application. Your completed application should be forwarded to:

                            Financial Investors Trust
                           370 17th Street, Suite 3100
                                Denver, CO 80202

Orders for the purchase of shares will be executed at the net asset value per share (the "public offering price") next determined after an order has been received by the Fund in the proper form. If your order is accompanied by Federal Funds or converted into Federal Funds by 5:00 p.m. Eastern Time, your order will be executed that day.

MINIMUM PURCHASE AND ACCOUNT BALANCE REQUIREMENTS

The minimum initial investment in the Fund is $1,000,000 and additional investments may be made in any amount. The minimum purchase requirements do not apply to reinvested dividends. If your account balance falls below $200,000 due to redemptions or exchanges, your account may be closed. In the event that your account is closed, the Fund will wire the proceeds to the bank account of record, or issue a check to the shareholder of record. The Fund will notify you when your account balance has fallen below $200,000 and you will be given 30 days to increase your investment above that amount.

HOW TO REDEEM FUND SHARES

You may redeem all or any part of the value of your account(s) on any day the assets of the Fund are valued (a "Business Day"). You may redeem by mail, telephone or facsimile if you have established those options with the Fund. Redemption orders are processed at the net asset value per share next determined after the Fund receives your order. If the Fund receives your redemption order before 1:00 p.m. Eastern Time on a Business Day, the Fund will generally pay for your redeemed shares on that day. Otherwise, the Fund generally will pay for your redeemed shares on the next Business Day. The Fund reserves the right to pay for redeemed shares within seven days after receiving your redemption order if, in the judgment of the Adviser, an earlier payment could adversely affect the Fund.

REGULAR REDEMPTIONS: You may redeem shares by sending a written request to Financial Investors Trust, 370 17th Street, Suite 3100, Denver, CO 80202. You must sign a redemption request. Your written redemption request must:

(i) state the number of shares to be redeemed; and
(ii) identify your shareholder account number.

EACH SIGNATURE MUST BE GUARANTEED BY EITHER A BANK THAT IS A MEMBER OF THE FDIC, A TRUST COMPANY OR A MEMBER FIRM OF A NATIONAL SECURITIES EXCHANGE OR OTHER ELIGIBLE GUARANTOR INSTITUTION. THE FUND WILL NOT ACCEPT GUARANTEES FROM NOTARIES PUBLIC. Guarantees must be signed by an authorized person at the guarantor institution, and the words "Signature Guaranteed" must appear with the signature. A redemption request will not be deemed to be properly received until the Fund receives all required documents in proper form.

When the Fund wires your redemption proceeds, the wire must be paid to the same bank and account as designated on the Fund's Account Application or in your written instructions to the Fund. If your bank is not a member of the Federal Reserve System, your redemption proceeds will be wired to a correspondent bank. Immediate notification by the correspondent bank to your bank will be necessary to avoid a delay in crediting the funds to your bank account.

BY TELEPHONE AND FACSIMILE: You may redeem shares by telephone or facsimile. Shareholders must check the appropriate box on the Account Application to activate facsimile and/or telephone redemption privileges. Shares may be redeemed by telephoning the Fund at (800) 298-3442 (or sending a facsimile transmission to the Fund at (303) 825-2575 and giving the account name, account number, Personal Identification Number (PIN#), name of Fund and amount of redemption). Proceeds from redemptions will be wired directly to your account at a commercial bank within the United States.

In order to arrange for facsimile and/or telephone redemptions after you have opened your account, or to change the bank account or address designated to receive redemption proceeds, send a written request to the Fund at the address listed under "Regular Redemption". The request must be signed by you with the signatures guaranteed as described above. The Trust may modify or terminate procedures for redeeming shares by telephone but will not materially change or terminate it without giving shareholders 60 days' written notice.

During periods of substantial economic or market change, telephone or facsimile redemptions may be difficult to complete. If you are unable to contact the Fund by telephone or facsimile, you may redeem your shares by mail as described above under "REGULAR REDEMPTION".

By electing the facsimile and/or telephone redemption option, you may be giving up a measure of security which you might have had if you were to redeem in writing. The Trust will employ reasonable procedures to confirm that instructions communicated by telephone or facsimile are genuine, such as recording telephone calls, providing written confirmation of transactions, or requiring a form of personal identification prior to acting on instructions received by telephone or facsimile. To the extent the Trust does not employ reasonable procedures, it and/or its service contractors may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Trust nor ALPS will be liable for following instructions communicated by telephone or facsimile that are reasonably believed to be genuine. Accordingly, you, as a result of this policy, may bear the risk of fraudulent telephone or facsimile redemption transactions.

EXCHANGE OF FUND SHARES

You may sell your Fund shares and buy shares of the U.S. Treasury Money Market Fund, another investment portfolio of the Trust, in exchange by written request. There are no fees or commissions for exchanging Fund shares. However, you must satisfy the minimum balance requirements of each Fund that you are considering investing in. If you have established the privilege on your Account Application, you may also initiate exchanges by telephone or facsimile. Exchange requests should be directed to the Fund at (800) 298-3442.

Exchange transactions must be for amounts of $1,000 or more. Exchanges may have tax consequences, so you should consult your tax adviser for further information. The U.S. Treasury Money Market Fund or other investment portfolio must be registered for sale in your state. Prior to requesting an exchange of Fund shares you should call the Fund at (800) 298-3442 to request a current prospectus for the U.S. Treasury Money Market Fund and you should read the prospectus carefully before investing.

During periods of significant economic or market change, telephone or facsimile exchanges may be difficult to complete. If you are unable to contact the Fund by telephone or facsimile, you may also mail the exchange request to the Fund at the address listed under "Regular Redemption." Neither the Trust nor ALPS will be responsible for the authenticity of exchange instructions received by telephone or facsimile except as set forth under "HOW TO REDEEM SHARES - TELEPHONE AND FACSIMILE REDEMPTION."

The Trust can provide you with information concerning certain limitations on the exchange privilege, including those related to frequency. The Trust may modify or terminate the exchange privilege but will not materially change or terminate it without giving shareholders 60 days' written notice.

HOW ARE FUND SHARES VALUED?

The term "net asset value per share," or NAV, means the worth of one share. The NAV is calculated by adding pro rata share of the value of all securities and other assets attributable to the Fund, deducting the pro rata share of Fund liabilities, and dividing the result by the number of shares outstanding.

The Trustees have established procedures designed to maintain a stable net asset value of $1.00 per share, to the extent reasonably possible. More particularly, the Trustees have approved and adopted procedures under Rule 2a-7. Under guidelines of Rule 2a-7, the Fund uses the amortized cost method to value its portfolio securities. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period of maturity, regardless of the impact of fluctuating interest rates on the market value of the security.

WHAT IS THE EFFECT OF FEDERAL INCOME TAX ON THIS INVESTMENT?

While municipal investors are generally exempt from Federal income taxes, each investor should independently ascertain its tax status. With respect to investors who are not exempt from Federal income taxes, dividends derived from net investment income and short term capital gains are taxable as ordinary income distributions and are taxable when paid, whether investors receive distributions in cash or reinvest them in additional shares, except that distributions declared in December and paid in January are taxable as if paid on December 31. The Fund will send to non-exempt investors an IRS Form 1099-DIV showing their taxable distributions for the past calendar year.

The Fund has qualified and intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). This qualification will relieve the Fund of liability for Federal income taxes to the extent its earnings are distributed in accordance with the Code and it meets other requirements for qualification as set forth in the Code.

The information above is only a summary of some of the federal tax consequences generally affecting the Fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to Federal taxes, investors may be subject to state or local taxes on their investment. Investors should consult their tax advisor to determine whether the Fund is suitable to their particular tax situation.

When investors sign their account application, they will be asked to certify that their social security or taxpayer identification number is correct and that they are not subject to 31% backup withholding for failing to report income to the IRS. If investors violate IRS regulations, the IRS can require the Fund to withhold 31% of taxable distributions and redemptions.

The Fund declares dividends from net investment income daily and pays such dividends monthly. The Fund intends to distribute substantially all of its net investment income and capital gains, if any, to shareholders each calendar year as well as on a fiscal year basis.

Since all of the Fund's net investment income is expected to be derived from earned interest, it is anticipated that all dividends paid by the Fund will be taxable as ordinary income to those shareholders who are not exempt from Federal income taxes, and that no part of any distribution will be eligible for the dividends received deduction for corporations.

FINANCIAL HIGHLIGHTS

The Financial Highlights Table is presented to help you understand the Fund's financial performance since its inception. All "per share" information reflects financial results for a single Fund share. This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling ALPS at 1-800-298-3442.

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the period indicated(1):

                                                                  For the Period Ended April 30,
                                                    1999         1998          1997         1996       1995 (2)
                                                  --------------------------------------------------------------
Net asset value - beginning of period              $1.00        $1.00          $9.97        $9.97      $10.00
                                                  --------------------------------------------------------------

Income from investment operations
Net investment income                               0.05         0.05           0.14         0.55        0.44
Net realized and unrealized gain (loss)
  on investments                                    0.00         0.00           0.00         0.00       (0.03)
                                                  --------------------------------------------------------------
Total income from investment operations             0.05         0.05           0.14         0.55        0.41
                                                  --------------------------------------------------------------

Dividends and distributions to shareholders
Dividends from net investment income               (0.05)       (0.05)         (0.14)       (0.55)      (0.44)
Stock Split (Note 3)                                0.00         0.00          (8.97)        0.00        0.00
                                                  --------------------------------------------------------------
Total dividends and distributions to
  shareholders                                     (0.05)       (0.05)         (9.11)       (0.55)      (0.44)
                                                  --------------------------------------------------------------
Net asset value - end of period                    $1.00        $1.00          $1.00        $9.97       $9.97
                                                  --------------------------------------------------------------
                                                  --------------------------------------------------------------
Total return                                        5.16%        5.48%          5.23%        5.65%       4.73%(3)
                                                  --------------------------------------------------------------
                                                  --------------------------------------------------------------
Ratios/Supplemental Data:
Net assets, end of period (000)                 $352,333     $150,222        $87,416      $31,082     $41,893
                                                  --------------------------------------------------------------
                                                  --------------------------------------------------------------

Ratio of expenses to average net assets             0.20%        0.20%          0.23         0.60%       0.45%(3)
                                                  --------------------------------------------------------------
                                                  --------------------------------------------------------------

Ratio of net investment income to
  average net assets                                5.01%        5.35%          5.13%        5.38%       5.23%(3)
                                                  --------------------------------------------------------------
                                                  --------------------------------------------------------------

Ratio of expenses to average net assets
  without fee waivers                               0.24%        0.31%          0.39%        0.85%      0.65%(3)
                                                  --------------------------------------------------------------
                                                  --------------------------------------------------------------

Ratio of net investment income to
  average net assets without fee waivers            4.96%        5.24%          4.97%        5.12%      5.03%(3)
                                                  --------------------------------------------------------------
                                                  --------------------------------------------------------------


(1) The financial highlights prior to July 10, 1996 reflect the operations of the Fund as the Short-Term U.S. Government Income Fund when it was not a money market fund and had different investment policies and expenses, and a fluctuating net asset value not maintained at $1.00 per share. The Fund changed to a money market fund on July 10, 1996 following a Special Meeting of the Fund's shareholders on June 27, 1996. The financial highlights prior to March 24, 1997 also reflect the operations of the Fund while the Fund's investment adviser was FGIC Advisors, Inc. GEIM was approved as the Fund's investment adviser at a Special Meeting of the shareholders of the Fund on March 21, 1997.
(2) Operations commenced on June 7, 1994.
(3) Annualized

ADDITIONAL INFORMATION ABOUT THE FUND
--------------------------------------------------------------------------------

If you would like more information about the Fund, the following documents are available free upon request.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains additional information about all aspects of the Fund. A current SAI has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a copy of the SAI, write or call the Fund at the address or phone number listed below. The SEC also maintains a Web site located at http://www.sec.gov that contains the SAI, material incorporated herein by reference, and other information regarding the Fund.

ANNUAL AND SEMI-ANNUAL REPORTS

The Fund's annual and semi-annual reports provide additional information about the Fund's investments.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 TO OBTAIN THE SAI OR THE MOST RECENT ANNUAL OR SEMI-ANNUAL REPORT FOR THE FUND
  YOU MAY WRITE TO ALPS MUTUAL FUNDS SERVICES, INC. AT 370 17TH STREET, SUITE
          3100, DENVER, COLORADO 80202 OR CALL ALPS AT 1-800-298-3442.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------






Investment Company Act File No. 811-

                                   F.I.T. LOGO

                             PRIME MONEY MARKET FUND
                                     CLASS I

                                   Prospectus

                                         , 1999
                                 --------








The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this prospectus. Any representation to the contrary is a criminal offense.

No person has been authorized to give any information or to make any representation that is not contained in this Prospectus, or in the Statement of Additional Information that is incorporated herein by reference, in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon. Also, this Prospectus does not constitute an offering by the Trust or its Distributor in any jurisdiction where such an offering would not be lawful.

                             PRIME MONEY MARKET FUND

--------------------------------------------------------------------------------
                                   FUND FACTS

GOAL: To provide investors with a high level of current income while seeking to preserve principal.
PRINCIPAL INVESTMENTS:              INVESTMENT ADVISER (THE "ADVISER"):
-   U.S. Government Obligations     -  General Electric Investment Management,
-   Corporate Debt Obligations           Inc. ("GEIM")
-   Commercial Paper                DISTRIBUTOR:
-   Foreign Bank Obligations        -  ALPS Mutual Funds Services, Inc. ("ALPS")
-   Asset-Backed and Mortgage
    Related Securities
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE -- The investment objective of the Prime Money Market Fund (the "Fund") is to seek as high a level of current income as is consistent with preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES -- In seeking to achieve its investment objective, the Fund's investments include, but are not limited to, the following U.S. dollar denominated, short-term money market instruments: (1) U.S. Government Obligations, including stripped U.S. Government Obligations; (2) debt obligations of corporations, banks, savings and loan institutions, insurance companies and mortgage bankers; (3) commercial paper, including those with floating or variable rates of interest; (4) foreign bank obligations; (5) repurchase agreements; and (6) asset-backed or mortgage-related securities. In any event, however, the Fund only will invest in those securities that the Adviser, under the direction of the Board of Trustees of Financial Investors Trust (the "Board"), determine present minimal credit risk and that the Advisers determines are "eligible securities." Eligible securities are those securities that are rated in one of the two highest categories by a National Recognized Statistical Rating Organization ("NRSRO") or, if the security is unrated, the Adviser has determined that the security is comparable to similarly rated securities.

PRIMARY RISKS -- An investment in the Fund is subject to many risks, including:

-   Interest Rate Risk                                -   Credit Risk

For more information about the risk factors identified above, please refer to the section entitled "Principal Investments" later in this prospectus. The Statement of Additional Information ("SAI") contains additional information about the risks associated with investing in the Fund.

ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

--------------------------------------------------------------------------------
SHOULD I INVEST IN THE PRIME MONEY MARKET FUND?

The Class I shares of the Fund primarily are intended for municipal investors, including municipalities, counties, and state agencies, as well as institutional investors such as broker/dealers, corporations, investment advisers, credit unions, banks, and other financial institutions. Certain high net worth individuals that can meet the $1,000,000 minimum investment threshold also may invest in the Fund. Investing in the Fund may be appropriate for you if:

- You are looking for an investment vehicle for daily cash sweep or liquidity purposes.

-  You require stability of principal.

- You are looking for an investment with a lower degree of risk during uncertain economic times or periods of stock market volatility.

- You are willing to accept lower returns than you might achieve by investing in other types of mutual funds.

- REMEMBER, NO SINGLE INVESTMENT CAN PROVIDE AN EFFECTIVE, BALANCED INVESTMENT PLAN.
--------------------------------------------------------------------------------

PLEASE REMEMBER THAT THERE IS NO GUARANTEE THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE, NOR IS AN INVESTMENT IN THE FUND INSURED, ENDORSED, OR GUARANTEED BY THE FDIC, A BANK OR ANY AGENCY OF THE U.S. GOVERNMENT.

PERFORMANCE

Because the Fund commenced operations in December of 1998, historical performance is not yet presented for the Fund. Performance history will be presented for the Fund after it has been in operation for one calendar year.

ANNUAL FUND OPERATING EXPENSES are deducted from the Fund's assets before it pays dividends and before its net asset value and total return are calculated. We do not charge you separately for these expenses.

            -------------------------------------------------
                     ANNUAL FUND OPERATING EXPENSES
                  (For the period ended April 30, 1999.)
            -------------------------------------------------
             Management Fees                        0.04%
            -------------------------------------------------
             12b-1 Fees                             None
            -------------------------------------------------
             Other Expenses                         0.62%*
            -------------------------------------------------
             Total Fund Operating Expenses          0.66%
            -------------------------------------------------

* The amount for "Other Expenses" includes administration fees payable to ALPS. ALPS has agreed to waive a portion of the administration fees that it is entitled to receive, and/or assume a portion of Fund expenses, to the extent necessary for the Fund to maintain an expense ratio of not more than 0.20% of the average net assets of the Fund.

EXAMPLES -- The following examples are intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. The example shows the cumulative amount of Fund expenses you would pay on a hypothetical investment of $10,000 in shares offered by the Fund. The example assumes a 5% average annual return and that you reinvest all of your dividends. Your actual costs may be higher or lower.


                                ONE YEAR        THREE
                                                YEARS
--------------------------------------------------------------------------------
PRIME MONEY MARKET              $67             $211
FUND

HOW WE MANAGE THE PRIME MONEY MARKET FUND HOW DOES THE ADVISER TRY TO REDUCE
RISK?

OUR INVESTMENT STRATEGY -- The Fund invests in the high-quality, U.S. Dollar denominated securities that are described below and is managed to provide a stable share price of $1.00. In selecting securities for the Fund, the Adviser examines the yields on various types and maturities of money market securities against the Adviser's outlook for interest rates. For example, mortgage related securities often offer a yield advantage over Treasury bills. And if rates are expected to fall, longer-maturities may be purchased, which typically have higher yields than shorter maturities, to try to preserve the Fund's income level. Conversely, shorter maturities may be favored if rates are expected to rise. The Fund's average weighted maturity will not exceed 90 days, and its yield will fluctuate with changes in short-term interest rates. Also, the securities held by the Fund will, at the time of purchase, have remaining maturities of 13 months or less.


--------------------------------------------------------------------------------
HOW DOES THE ADVISOR TRY TO REDUCE RISK?
Consistent with the investment objective and policies of the Fund, the Adviser uses a variety of tools to try to reduce risk and increase total return, including:

- Diversification of assets to reduce the impact of a single holding on the net asset value of the Fund.

-  Thorough credit research by GEIM's analysts.

- Adjusting the average portfolio maturity to reflect the Adviser's interest rate outlook.
--------------------------------------------------------------------------------

The operations of the Fund largely are governed by Rule 2a-7 ("Rule 2a-7") under the Investment Company Act of 1940, as amended. Rule 2a-7, among other things, establishes standards for the credit quality and diversification of the Fund's portfolio securities, and is intended to help minimize certain types of risks faced by money market funds, such as the Fund, that use the amortized cost method of valuing their portfolio securities.

PRINCIPAL INVESTMENTS -- The following table describes the securities in which the Fund typically invests and the principal risks associated with those securities.

-----------------------------------------------------------------------------------------------------------------------
                        Securities                                       Principal Risks Associated
                                                                              With the Security
-----------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS:  U.S. government                INTEREST RATE RISK -- The risk of a decline in market
obligations are debt obligations issued or guaranteed        value of an interest bearing instrument due to
by the U.S. Treasury or by an agency or                      changes in interest rates.  For example, a rise in
instrumentality of the U.S. government.  Not all U.S.        interest rates typically will cause the value of a fixed
government obligations are backed by the full faith and      rate security to fall.  On the other hand, a decrease in
credit of the United States.  For example, obligations       interest rates will cause the value of a fixed rate
issued by the Federal Farm Credit Bank or by the             Security to increase.  In general, shorter term
Federal National Mortgage Association are supported          securities offer greater stability and are less sensitive
by the agency's right to borrow money from the U.S.          to changes in interest rates.
Treasury under certain circumstances. There is no
guarantee that the government will support these
obligations if it is not required to do so, and, therefore,
they involve more risk than other government
obligations.
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                        Securities                                       Principal Risks Associated
                                                                              With the Security
-----------------------------------------------------------------------------------------------------------------------
BANKER'S ACCEPTANCES:  Bank issued commitments to          CALL RISK -- The risk that an issuer will exercise its
pay for merchandise sold in the import/export market.      right to pay principal on an obligation held by the
                                                           Fund earlier than expected. This may happen when
                                                           there is a decline in interest rates. Under these
                                                           circumstances, the Fund may be unable to recoup all
                                                           of its initial investment and will also suffer from
                                                           having to reinvest in lower yielding securities.

                                                           CREDIT RISK-- The risk that the issuer of a security,
                                                           or a party to a contract, will default or otherwise not
                                                           honor a financial obligation.

                                                           LIQUIDITY RISK -- The risk that certain securities or
                                                           other investments may be difficult or impossible to
                                                           sell at the time a Portfolio would like to sell them or
                                                           it may be difficult for a Portfolio to sell the
                                                           investment for the value the Portfolio has placed on
                                                           it.
-----------------------------------------------------------------------------------------------------------------------
CORPORATE DEBT OBLIGATIONS: Corporate debt                 CALL RISK
obligations include bonds, notes, debentures, and other
obligations of corporate entities to pay interest and      CREDIT RISK
repay principal.
                                                           EXTENSION RISK RISK -- The risk that an issuer will
                                                           exercise its right to pay principal on an obligation
                                                           held by the Fund later than expected. This may
                                                           happen when there is a rise in interest rates. Under
                                                           these circumstances, the value of the obligation will
                                                           decrease and the Fund will also suffer from the
                                                           inability to invest in higher yielding securities.

                                                           INTEREST RATE RISK

                                                           LIQUIDITY RISK
-----------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER:  Unsecured promissory notes that         CREDIT RISK
corporations typically issue to finance current
operations and other expenditures.                         INTEREST RATE RISK

                                                           LIQUIDITY RISK
-----------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES:  Asset-backed securities are      CREDIT RISK
securities whose principal and interest payments are
collateralized by pools of assets such as auto loans,      EXTENSION RISK
credit card receivables, leases, installment contracts
and personal property.  Such asset pools are securitized   INTEREST RATE RISK
through the use of special purpose trusts or
corporations.  Principal and interest payments may be      LIQUIDITY RISK
credit enhanced by a letter of credit, a pool insurance
policy or a senior/subordinated structure.                 PREPAYMENT RISK --  The risk that a borrower will
                                                           repay the amount borrowed prior to the date the
                                                           amount is due. If a borrower chooses to prepay its
                                                           debt, the Fund may not be able to find an alternative
                                                           investment that provides for as favorable of a return
                                                           as the debt that was retired.
-----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
                        Securities                                       Principal Risks Associated
                                                                              With the Security
-----------------------------------------------------------------------------------------------------------------------
MORTGAGE-RELATED SECURITIES: Mortgage related                    CALL RISK
securities or mortgage-backed securities represent direct
or indirect participations in, or are collateralized by and      CREDIT RISK
payable from, mortgage loans secured by real property.
Mortgage-backed securities can be backed by either               EXTENSION RISK
fixed rate mortgage loans or adjustable rate mortgage
loans, and may be issued by either a governmental or             INTEREST RATE RISK
non-governmental entity.  Typically, mortgage-backed
securities issued by private entities do not have the            LIQUIDITY RISK
same credit standing as mortgage-backed securities
issued or guaranteed by the U.S. Government.                     PREPAYMENT RISK
-----------------------------------------------------------------------------------------------------------------------
FOREIGN BANK OBLIGATIONS: U.S. Dollar                            CREDIT RISK
denominated obligations of United States branches of
foreign banks which at the time of investment (i) have
more than $10 billion, or the equivalent in other                INTEREST RATE RISK
currencies, in total assets; and (ii) in the opinion of the
Adviser are of comparable quality to similar                     LIQUIDITY RISK
obligations of U.S. banks.
-----------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: An agreement between a                    CREDIT RISK
buyer and seller of securities in which the seller agrees
to buy the securities back within a specified period of          INTEREST RATE RISK
time at the same price the buyer paid for them, plus an
amount equal to an agreed upon interest rate.
-----------------------------------------------------------------------------------------------------------------------

For more information about the securities in which the Fund invests, please refer to the Appendix to this Prospectus and the SAI.

LENDING SECURITIES. The Fund may temporarily lend up to 30% of its Fund securities to broker-dealers and institutions, but only when the loans are collateralized fully.

PREPARING FOR THE YEAR 2000

The Fund, as with other financial and business organizations in the United States and around the world, could be adversely affected if computer systems used by the Fund's service providers, including its investment advisers, fail to correctly interpret and process date information concerning dates occurring on and after January 1, 2000. In addition, corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers may be affected by remediation costs. Also, it has been reported that foreign institutions have made less progress in addressing the Year 2000 problem than major U.S. entities, which could make certain investments of the Fund more sensitive to these risks. The Fund's service providers, including the Adviser, have taken and continue to take steps to address this issue. If the Fund or the Adviser or any of the Fund's service providers are unsuccessful in their attempts, shareholders could experience certain disruptions in the services provided to them by the Fund. For example, shareholders may be unable to redeem shares or the Fund may be unable to compute its net asset value. The Fund and the Adviser anticipate that testing of their computer systems will be completed by the fall of 1999. However, there can be no assurance that the Fund will be successful and shareholders will not experience any disruptions.

WHO MANAGES THE PRIME MONEY MARKET FUND?

The Adviser is a wholly-owned subsidiary of General Electric Company ("GE"). The principal address of the Adviser is 3003 Summer Street, Stamford, CT 06905. Through GEIM and General Electric Investment Corporation ("GEIC"), an affiliated company of GEIM, wholly owned by GE, and their predecessors, GE has more than 70 years of investment management experience. GEIM and GEIC collectively provide investment management services to various institutional accounts with total assets as of June 30, 1998 of approximately $69 billion, of which approximately $1.7 billion was invested in money market funds.

Pursuant to the Investment Advisory Agreement, the Adviser has agreed to provide a continuous investment program for the Fund, including investment research and management with respect to the assets of the Fund. GEIM is entitled to receive management fees of 0.04% on the first $500 million of average net assets of the Fund, 0.06% on the next $500 million and 0.08% on average net assets in excess of $1 billion. During the fiscal year ended April 30, 1999, the Fund paid the Adviser 0.04% of the average net assets of the Fund in advisory fees.

ADMINISTRATIVE SERVICES AGREEMENT

The Trustees have entered into an administrative services agreement with ALPS. Under the administrative services agreement, ALPS provides the Fund with certain administrative and clerical services, including, but not limited to: preparing the Fund's semi-annual reports; coordinating the preparation of the Fund's Federal and state tax returns; monitoring the Fund's compliance with its investment restrictions and policies; and generally assisting in the operation of the Fund. In addition, under the administrative services agreement, ALPS also, among other things, performs fund accounting and transfer agency services, and pays the costs of the Fund's custodian and external auditors. Pursuant to the administrative services agreement, ALPS receives a fee from the Fund that is computed daily and paid monthly at the following annual rates: the greater of $360,000 or 0.16% of average daily net assets of the Fund up to $500 million; 0.14% of average daily net assets of the Fund in excess of $500 million up to $1 billion; and 0.12% of the average daily net assets of the Fund that exceed $1 billion.

ALPS has agreed to voluntarily waive a portion of the administration fees that it is entitled to receive from the Fund and to assume a portion of the expenses of the Fund. More particularly, ALPS voluntarily has agreed to waive a portion of the administration fees that it is entitled to receive under the administrative services agreement with the Fund , and/or assume a portion of Fund expenses, to the extent necessary for the Fund to maintain an expense ratio that does not exceed 0.45% of the average net assets of the Fund. ALPS may terminate this arrangement at any time. During the fiscal year ended April 30, 1999, the Fund paid ALPS __% of the average net assets of the Fund in administration fees.

HOW DO I INVEST IN THE PRIME MONEY MARKET FUND?

While the Fund offers two classes of it shares, only the Class I shares are offered in the prospectus. For information about the Class II shares, call ALPS at (800) 298-3442.

HOW ARE INVESTMENTS MADE?

As described below, shares of the Fund may be purchased through ALPS. Shares of the Fund may be purchased using the Federal Reserve Wire System ("Federal Funds"). Federal Funds should be wired to:

     State Street Bank & Trust Co.
     ABA# 011000028
     Prime Money Market Fund
     Credit DDA# 22404081
     (Account Registration)
     (Account Number)

Orders for the purchase of shares will be executed at the net asset value per share next determined after an order has been received in good form. All funds received are invested in full and fractional shares of the Fund. ALPS serves as the Fund's Transfer Agent and ALPS maintains records of each shareholder's holdings of Fund shares. Financial Investors Trust (the "Trust") reserves the right to reject any purchase.

An initial investment in the Fund must be preceded or accompanied by a completed, signed application. Your completed application should be forwarded to:

                            Financial Investors Trust
                           370 17th Street, Suite 3100
                                Denver, CO 80202

Orders for the purchase of shares will be executed at the net asset value per share (the "public offering price") next determined after an order has been received by the Fund in the proper form. If your purchase order is received in proper order by the Fund by 5:00 p.m. Eastern Time, your order will be executed that day.

MINIMUM PURCHASE AND ACCOUNT BALANCE REQUIREMENTS

The minimum initial investment in the Fund is $1,000,000 and additional investments may be made in any amount. The minimum purchase requirements do not apply to reinvested dividends. If your account balance falls below $200,000 due to redemptions or exchanges, your account may be closed. In the event that your account is closed, the Fund will wire the proceeds to the bank account of record, or issue a check to the shareholder of record. The Fund will notify you when your account balance has fallen below $200,000 and you will be given 30 days to increase your investment above that amount.

HOW TO REDEEM FUND SHARES

You may redeem all or any part of the value of your account(s) on any day the assets of the Fund are valued (a "Business Day"). You may redeem by mail, telephone or facsimile if you have established those options with the Fund. Redemption orders are processed at the net asset value per share next determined after the Fund receives your order. If the Fund receives your redemption order before 1:00 p.m. Eastern Time on a Business Day, the Fund will generally pay for your redeemed shares on that day. Otherwise, the Fund generally will pay for your redeemed shares on the next Business Day. The Fund reserves the right to pay for redeemed shares within seven days after receiving your redemption order if, in the judgment of the Adviser, an earlier payment could adversely affect the Fund.

REGULAR REDEMPTIONS: You may redeem shares by sending a written request to Financial Investors Trust, 370 17th Street, Suite 3100, Denver, CO 80202. You must sign a redemption request. Your written redemption request must:

(i) state the number of shares to be redeemed; and
(ii) identify your shareholder account number.

EACH SIGNATURE MUST BE GUARANTEED BY EITHER A BANK THAT IS A MEMBER OF THE FDIC, A TRUST COMPANY OR A MEMBER FIRM OF A NATIONAL SECURITIES EXCHANGE OR OTHER ELIGIBLE GUARANTOR INSTITUTION. THE FUND WILL NOT ACCEPT GUARANTEES FROM NOTARIES PUBLIC. Guarantees must be signed by an authorized person at the guarantor institution, and the words "Signature Guaranteed" must appear with the signature. A redemption request will not be deemed to be properly received until the Fund receives all required documents in proper form.

When the Fund wires your redemption proceeds, the wire must be paid to the same bank and account as designated on the Fund's Account Application or in your written instructions to the Fund. If your bank is not a member of the Federal Reserve System, your redemption proceeds will be wired to a correspondent bank. Immediate notification by the correspondent bank to your bank will be necessary to avoid a delay in crediting the funds to your bank account.

BY TELEPHONE AND FACSIMILE: You may redeem shares by telephone or facsimile. Shareholders must check the appropriate box on the Account Application to activate facsimile and/or telephone redemption privileges. Shares may be redeemed by telephoning the Fund at (800) 298-3442 (or sending a facsimile transmission to the Fund at (303) 825-2575 and giving the account name, account number, Personal Identification Number (PIN#), name of Fund and amount of redemption). Proceeds from redemptions will be wired directly to your account at a commercial bank within the United States.

In order to arrange for facsimile and/or telephone redemptions after you have opened your account, or to change the bank account or address designated to receive redemption proceeds, send a written request to the Fund at the address listed under "Regular Redemption". The request must be signed by you the signatures guaranteed as described above. The Trust may modify or terminate procedures for redeeming shares by telephone but will not materially change or terminate it without giving shareholders 60 days' written notice.

During periods of substantial economic or market change, telephone or facsimile redemptions may be difficult to complete. If you are unable to contact the Fund by telephone or facsimile, you may redeem your shares by mail as described above under "REGULAR REDEMPTION".

By electing the facsimile and/or telephone redemption option, you may be giving up a measure of security which you might have had if you were to redeem in writing. The Trust will employ reasonable procedures to confirm that instructions communicated by telephone or facsimile are genuine, such as recording telephone calls, providing written confirmation of transactions, or requiring a form of personal identification prior to acting on instructions received by telephone or facsimile. To the extent the Trust does not employ reasonable procedures, it and/or its service contractors may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Trust nor ALPS will be liable for following instructions communicated by telephone or facsimile that are reasonably believed to be genuine. Accordingly, you, as a result of this policy, may bear the risk of fraudulent telephone or facsimile redemption transactions.

EXCHANGE OF FUND SHARES

You may sell your Fund shares and buy shares of the U.S. Treasury Money Market Fund or the U.S. Government Money Market Fund, another investment portfolio of the Trust, in exchange by written request. There are no fees or commissions for exchanging Fund shares. However, you must satisfy the minimum balance requirements of each Fund that you are considering investing in. If you have established the privilege on your Account Application, you may also initiate exchanges by telephone or facsimile. Exchange requests should be directed to the Fund at (800) 298-3442.

Exchange transactions must be for amounts of $1,000 or more. Exchanges may have tax consequences, so you should consult your tax adviser for further information. The U.S. Government Money Market Fund, the U.S. Treasury Fund, or other investment portfolio must be registered for sale in your state. Prior to requesting an exchange of Fund shares you should call the Fund at (800) 298-3442 to request a current prospectus for the Fund you are considering investing in and you should read the prospectus carefully before investing.

During periods of significant economic or market change, telephone or facsimile exchanges may be difficult to complete. If you are unable to contact the Fund by telephone or facsimile, you may also mail the exchange request to the Fund at the address listed under "Regular Redemption." Neither the Trust nor ALPS will be responsible for the authenticity of exchange instructions received by telephone or facsimile except as set forth under "HOW TO REDEEM SHARES - TELEPHONE AND FACSIMILE REDEMPTION."

The Trust can provide you with information concerning certain limitations on the exchange privilege, including those related to frequency. The Trust may modify or terminate the exchange privilege but will not materially change or terminate it without giving shareholders 60 days' written notice.

HOW ARE FUND SHARES VALUED?

The term "net asset value per share," or NAV, means the worth of one share. The NAV is calculated by adding pro rata share of the value of all securities and other assets attributable to the Fund, deducting the pro rata share of Fund liabilities, and dividing the result by the number of shares outstanding.

The Trustees have established procedures designed to maintain a stable net asset value of $1.00 per share, to the extent reasonably possible. More particularly, the Trustees have approved and adopted procedures under Rule 2a-7. Under guidelines of Rule 2a-7, the Fund uses the amortized cost method to value its portfolio securities. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period of maturity, regardless of the impact of fluctuating interest rates on the market value of the security.

WHAT IS THE EFFECT OF FEDERAL INCOME TAX ON THIS INVESTMENT?

While municipal investors are generally exempt from Federal income taxes, each investor should independently ascertain its tax status. With respect to investors who are not exempt from Federal income taxes, dividends derived from net investment income and short term capital gains are taxable as ordinary income distributions and are taxable when paid, whether investors receive distributions in cash or reinvest them in additional shares, except that distributions declared in December and paid in January are taxable as if paid on December 31. The Fund will send to non-exempt investors an IRS Form 1099-DIV showing their taxable distributions for the past calendar year.

The Fund has qualified and intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). This qualification will relieve the Fund of liability for Federal income taxes to the extent its earnings are distributed in accordance with the Code and it meets other requirements for qualification as set forth in the Code.

The information above is only a summary of some of the federal tax consequences generally affecting the Fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to Federal taxes, investors may be subject to state or local taxes on their investment. Investors should consult their tax advisor to determine whether the Fund is suitable to their particular tax situation.

When investors sign their account application, they will be asked to certify that their social security or taxpayer identification number is correct and that they are not subject to 31% backup withholding for failing to report income to the IRS. If investors violate IRS regulations, the IRS can require the Fund to withhold 31% of taxable distributions and redemptions.

The Fund declares dividends from net investment income daily and pays such dividends monthly. The Fund intends to distribute substantially all of its net investment income and capital gains, if any, to shareholders each calendar year as well as on a fiscal year basis.

Since all of the Fund's net investment income is expected to be derived from earned interest, it is anticipated that all dividends paid by the Fund will be taxable as ordinary income to those shareholders who are not exempt from Federal income taxes, and that no part of any distribution will be eligible for the dividends received deduction for corporations.

FINANCIAL HIGHLIGHTS

The Financial Highlights Table is presented to help you understand the Fund's financial performance since its inception. All "per share" information reflects financial results for a single Fund share. This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling ALPS at 1-800-298-3442.

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the period indicated(1):


                                                                         For the Period
                                                               December 10, 1998 to April 30, 1999
                                                           --------------------------------------------
                                                                             Class I
                                                           --------------------------------------------
Net asset value - beginning of period                                         $1.00
                                                           --------------------------------------------
Income from investment operations
Net investment income                                                          0.02
                                                           --------------------------------------------

Dividends and distributions to shareholders
Dividends from net investment income                                          (0.02)
                                                           --------------------------------------------
Net asset value - end of period                                               $1.00
                                                           --------------------------------------------
                                                           --------------------------------------------
Total return                                                                   4.82%(2)

Ratios/Supplemental Data:
Net assets, end of period (000)                                            $167,257
                                                           --------------------------------------------
                                                           --------------------------------------------
Ratio of expenses to average net assets                                        0.20%(2)
                                                           --------------------------------------------
Ratio of net investment income to
  average net assets                                                           4.71%(2)
                                                           --------------------------------------------
                                                           --------------------------------------------
Ratio of expenses to average net assets
  without fee waivers                                                          0.66%(2)
                                                           --------------------------------------------
                                                           --------------------------------------------
Ratio of net investment income to
  average net assets without fee waivers                                       4.25%(2)
                                                           --------------------------------------------
                                                           --------------------------------------------

(1) Class I commenced operations on December 10, 1998.
(2) Annualized.

APPENDIX

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS

The following information provides brief description of the securities in which the Fund may invest and the transactions it may make. The Fund is not limited by this discussion, however, and may purchase other types of securities and may enter into other types of transactions if they are consistent with the Fund's investment objective and policies.

DELAYED-DELIVERY AND WHEN-ISSUED TRANSACTIONS. The Fund may buy and sell obligations on an when-issued or delayed delivery basis, with payment and delivery taking place at a future date. The market value of obligations purchased in this way may change before the delivery date, which could increase fluctuations in the Fund's share price, yield, and return. Ordinarily, the Fund will not earn interest on obligations until they are delivered.

DEMAND FEATURES AND STAND-BY COMMITMENTS. A demand features is a put that entitles the security holder to repayment of the principal amount of the underlying security at any time or at specified intervals. A standby commitment is a put that entitles the security holder to same-day settlement at amortized cost plus accrued interest.

ILLIQUID INVESTMENTS. Under guidelines established by the Trustees, The Adviser determines the liquidity of the Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expense, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price. The Fund may invest up to 10% of its assets in illiquid investments and private placement.

REFUNDING CONTRACTS. The Fund may purchase securities on a when-issued basis in connection with the refinancing of an issuer's outstanding indebtedness. Refunding contracts require the issuer to sell and the Fund to buy refunded municipal obligations at a stated price and yield on a settlement date that may be several months or several years in the future. Although the Fund may sell its rights under a refunding contract, these contracts are relatively new and the secondary market for them may be less liquid than the secondary market for other types of municipal securities.

STRIPPED U.S. GOVERNMENT OBLIGATIONS. Stripped securities are created by separating the income and principal components of a debt instrument and selling them separately. The Fund may purchase U.S. Treasury STRIPS (Separate Trading of Registered Interest and Principal of Securities) that are created when the coupon payments and the principal payment are stripped from an outstanding Treasury bond by the Federal Reserve Bank. Bonds issued by the Resolution Funding Corporation (REFCORP) can also be stripped in this fashion. REFCORP STRIPS are eligible investments for the Fund.

The Fund also may purchase privately stripped government securities, which are created when a dealer deposits a Treasury security or federal agency security with a custodian for safekeeping and then sells the coupon payments and principal payments that will be generated by this security. Proprietary receipts, such as Certificates of Accrual on Treasury Securities (CATS), Treasury Investment Growth Receipts (TIGRs), and generic Treasury Receipts
(TRs), are stripped U.S. Treasury securities that are separated into their component parts through trusts created by their broker sponsors. Bonds issued by the Financing Corporation (FICO) can also be stripped in this fashion.

U.S. TREASURY OBLIGATIONS. U.S. Treasury obligations are obligations issued by the United States and backed by its full faith and credit.

VARIABLE AND FLOATING RATE INSTRUMENTS. Variable and floating rate instruments, including certain participation interests in municipal obligations, have interest rate adjustment formulas that help to stabilize their market values. Many variable or floating rate instruments also carry demand features that permit the Fund to sell them at par value plus accrued interest on short notice.

ZERO COUPON BOND. The Fund may invest in zero coupon securities. Zero coupon bonds purchased by the Fund do not make regular interest payments; instead they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change. In calculating its daily dividend, the Fund takes into account as income a portion of the difference between a zero coupon bond's purchase price and its face value. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are more sensitive to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities.

ADDITIONAL INFORMATION ABOUT THE FUND
--------------------------------------------------------------------------------

If you would like more information about the Fund, the following documents are available free upon request.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains additional information about all aspects of the Fund. A current SAI has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a copy of the SAI, write or call the Fund at the address or phone number listed below. The SEC also maintains a Web site located at http://www.sec.gov that contains the SAI, material incorporated herein by reference, and other information regarding the Fund.

ANNUAL AND SEMI-ANNUAL REPORTS

The Fund's annual and semi-annual reports provide additional information about the Fund's investments.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
      TO OBTAIN THE SAI OR THE MOST RECENT ANNUAL OR SEMI-ANNUAL REPORT FOR
     THE FUND YOU MAY WRITE TO ALPS MUTUAL FUNDS SERVICES, INC. AT 370 17TH
           STREET, SUITE 3100, DENVER, COLORADO 80202 OR CALL ALPS AT
                                 1-800-298-3442.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------











Investment Company Act File No. 811-

                                   F.I.T. LOGO



                             PRIME MONEY MARKET FUND
                                    CLASS II

                                   Prospectus

                                          , 1999
                                 ---------




The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this prospectus. Any representation to the contrary is a criminal offense.

No person has been authorized to give any information or to make any representation that is not contained in this Prospectus, or in the Statement of Additional Information that is incorporated herein by reference, in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon. Also, this Prospectus does not constitute an offering by the Trust or its Distributor in any jurisdiction where such an offering would not be lawful.

                             PRIME MONEY MARKET FUND


--------------------------------------------------------------------------------
                                   FUND FACTS
GOAL: To provide investors with a high level of current income while seeking to preserve principal.

PRINCIPAL INVESTMENTS:             INVESTMENT ADVISER (THE "ADVISER"):
-   U.S. Government Obligations    -  General Electric Investment Management,
-   Corporate Debt Obligations        Inc. ("GEIM")
-   Commercial Paper               DISTRIBUTOR:
-   Foreign Bank Obligations       -  ALPS Mutual Funds Services, Inc.("ALPS")
-   Asset-Backed and Mortgage
    Related Securities
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE -- The investment objective of the Prime Money Market Fund (the "Fund") is to seek as high a level of current income as is consistent with preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES -- In seeking to achieve its investment objective, the Fund's investments include, but are not limited to, the following U.S. dollar denominated, short-term money market instruments: (1) U.S. Government Obligations, including stripped U.S. Government Obligations; (2) debt obligations of corporations, banks, savings and loan institutions, insurance companies and mortgage bankers; (3) commercial paper, including those with floating or variable rates of interest; (4) foreign bank obligations; (5) repurchase agreements; and (6) asset-backed or mortgage-related securities. In any event, however, the Fund only will invest in those securities that the Adviser, under the direction of the Board of Trustees of Financial Investors Trust (the "Board"), determine present minimal credit risk and that the Advisers determines are "eligible securities." Eligible securities are those securities that are rated in one of the two highest categories by a National Recognized Statistical Rating Organization ("NRSRO") or, if the security is unrated, the Adviser has determined that the security is comparable to similarly rated securities.

PRIMARY RISKS -- An investment in the Fund is subject to many risks, including:

-   Interest Rate Risk                               -   Credit Risk

For more information about the risk factors identified above, please refer to the section entitled "Principal Investments" later in this prospectus. The Statement of Additional Information ("SAI") contains additional information about the risks associated with investing in the Fund.

ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

--------------------------------------------------------------------------------
SHOULD I INVEST IN THE PRIME MONEY MARKET FUND?
The Class II shares of the Fund are intended for institutional investors such as broker/dealers, corporations, investment advisers, credit unions, banks, and other financial institutions and certain individuals that can meet the minimum investment threshold of the Fund. Investing in the Fund may be appropriate for you if:

- You are looking for an investment vehicle for daily cash sweep or liquidity purposes.

-    You require stability of principal.

- You are looking for an investment with a lower degree of risk during uncertain economic times or periods of stock market volatility.

- You are willing to accept lower returns than you might achieve by investing in other types of mutual funds.

- REMEMBER, NO SINGLE INVESTMENT CAN PROVIDE AN EFFECTIVE, BALANCED INVESTMENT PLAN.
--------------------------------------------------------------------------------

PLEASE REMEMBER THAT THERE IS NO GUARANTEE THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE, NOR IS AN INVESTMENT IN THE FUND INSURED, ENDORSED, OR GUARANTEED BY THE FDIC, A BANK OR ANY AGENCY OF THE U.S. GOVERNMENT.

PERFORMANCE

Because the Fund commenced operations in December of 1998, historical performance is not yet presented for the Fund. Performance history will be presented for the Fund after it has been in operation for one calendar year.

ANNUAL FUND OPERATING EXPENSES are deducted from the Fund's assets before it pays dividends and before its net asset value and total return are calculated. We do not charge you separately for these expenses.

                ---------------------------------------------
                      ANNUAL FUND OPERATING EXPENSES
                    (For the year ended April 30, 1999.)
                ---------------------------------------------
                  Management Fees                     0.04%
                ---------------------------------------------
                  12b-1 Fees                          0.25%
                ---------------------------------------------
                  Other Expenses                      1.20%*
                ---------------------------------------------
                  Total Fund Operating Expenses       1.24%
                ---------------------------------------------

* The amount for "Other Expenses" includes administration fees payable to ALPS. ALPS has agreed to waive a portion of the administration fees that it is entitled to receive, and/or assume a portion of Fund expenses, to the extent necessary for the Fund to maintain an expense ratio of not more than 0.45% of the average net assets of the Fund.

--------------------------------------------------------------------------------

EXAMPLES -- The following examples are intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. The example shows the cumulative amount of Fund expenses you would pay on a hypothetical investment of $10,000 in shares offered by the Fund. The example assumes a 5% average annual return and that you reinvest all of your dividends. Your actual costs may be higher or lower.


                               ONE          THREE
                               YEAR         YEARS
--------------------------------------------------------------------------------
PRIME MONEY MARKET             $126          $393
FUND

HOW WE MANAGE THE PRIME MONEY MARKET FUND

OUR INVESTMENT STRATEGY -- The Fund invests in the high-quality, U.S. Dollar denominated securities that are described below and is managed to provide a stable share price of $1.00. In selecting securities for the Fund, the Adviser examines the yields on various types and maturities of money market securities against the Adviser's outlook for interest rates. For example, mortgage related securities often offer a yield advantage over Treasury bills. And if rates are expected to fall, longer-maturities may be purchased, which typically have higher yields than shorter maturities, to try to preserve the Fund's income level. Conversely, shorter maturities may be favored if rates are expected to rise. The Fund's average weighted maturity will not exceed 90 days, and its yield will fluctuate with changes in short-term interest rates. Also, the securities held by the Fund will, at the time of purchase, have remaining maturities of 13 months or less.

--------------------------------------------------------------------------------
HOW DOES THE ADVISER TRY TO REDUCE RISK?

Consistent with the investment objective and policies of the Fund, the Adviser uses a variety of tools to try to reduce risk and increase total return, including:

- Diversification of assets to reduce the impact of a single holding on the net asset value of the Fund.

-  Thorough credit research by GEIM's analysts.

- Adjusting the average portfolio maturity to reflect the Adviser's interest rate outlook.
--------------------------------------------------------------------------------

The operations of the Fund largely are governed by Rule 2a-7 ("Rule 2a-7") under the Investment Company Act of 1940, as amended. Rule 2a-7, among other things, establishes standards for the credit quality and diversification of the Fund's portfolio securities, and is intended to help minimize certain types of risks faced by money market funds, such as the Fund, that use the amortized cost method of valuing their portfolio securities.

PRINCIPAL INVESTMENTS -- The following table describes the securities in which the Fund typically invests and the principal risks associated with those securities.

----------------------------------------------------------------------------------------------------------------------
                        Securities                                       Principal Risks Associated
                                                                              With the Security
----------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS:  U.S. government                INTEREST RATE RISK -- The risk of a decline in market
obligations are debt obligations issued or guaranteed        value of an interest bearing instrument due to
by the U.S. Treasury or by an agency or                      changes in interest rates.  For example, a rise in
instrumentality of the U.S. government.  Not all U.S.        interest rates typically will cause the value of a fixed
government obligations are backed by the full faith and      rate security to fall.  On the other hand, a decrease in
credit of the United States.  For example, obligations       interest rates will cause the value of a fixed rate
issued by the Federal Farm Credit Bank or by the             Security to increase.  In general, shorter term
Federal National Mortgage Association are supported          securities offer greater stability and are less sensitive
by the agency's right to borrow money from the U.S.          to changes in interest rates.
Treasury under certain circumstances. There is no
guarantee that the government will support these
obligations if it is not required to do so, and, therefore,
they involve more risk than other government obligations.
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
                        Securities                                       Principal Risks Associated
                                                                             With the Security
----------------------------------------------------------------------------------------------------------------------
BANKER'S ACCEPTANCES:  Bank issued commitments to          CALL RISK -- The risk that an issuer will exercise its
pay for merchandise sold in the import/export market.      right to pay principal on an obligation held by the
                                                           Fund earlier than expected. This may happen when
                                                           there is a decline in interest rates. Under these
                                                           circumstances, the Fund may be unable to recoup all
                                                           of its initial investment and will also suffer from
                                                           having to reinvest in lower yielding securities.

                                                           CREDIT RISK-- The risk that the issuer of a security,
                                                           or a party to a contract, will default or otherwise not
                                                           honor a financial obligation.

                                                           LIQUIDITY RISK -- The risk that certain securities or
                                                           other investments may be difficult or impossible to
                                                           sell at the time a Portfolio would like to sell them or
                                                           it may be difficult for a Portfolio to sell the
                                                           investment for the value the Portfolio has placed on it.
----------------------------------------------------------------------------------------------------------------------
CORPORATE DEBT OBLIGATIONS: Corporate debt                 CALL RISK
obligations include bonds, notes, debentures, and other
obligations of corporate entities to pay interest and      CREDIT RISK
repay principal.
                                                           EXTENSION RISK -- Therisk that an issuer will
                                                           exercise its right to pay principal on an obligation
                                                           held by the Fund later than expected. This may
                                                           happen when there is a rise in interest rates. Under
                                                           these circumstances, the value of the obligation will
                                                           decrease and the Fund will also suffer from the
                                                           inability to invest in higher yielding securities.

                                                           INTEREST RATE RISK

                                                           LIQUIDITY RISK
----------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER:  Unsecured promissory notes that         CREDIT RISK
corporations typically issue to finance current
operations and other expenditures.                         INTEREST RATE RISK

                                                           LIQUIDITY RISK
----------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES:  Asset-backed securities are      CREDIT RISK
securities whose principal and interest payments are
collateralized by pools of assets such as auto loans,      EXTENSION RISK
credit card receivables, leases, installment contracts
and personal property.  Such asset pools are securitized   INTEREST RATE RISK
through the use of special purpose trusts or
corporations.  Principal and interest payments may be      LIQUIDITY RISK
credit enhanced by a letter of credit, a pool insurance
policy or a senior/subordinated structure.                 PREPAYMENT RISK --  The risk that a borrower will
                                                           repay the amount borrowed prior to the date the
                                                           amount is due. If a borrower chooses to prepay its
                                                           debt, the Fund may not be able to find an alternative
                                                           investment that provides for as favorable of a return
                                                           as the debt that was retired.
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
                        Securities                                       Principal Risks Associated
                                                                             With the Security
----------------------------------------------------------------------------------------------------------------------
MORTGAGE-RELATED SECURITIES: Mortgage related                     CALL RISK
securities or mortgage-backed securities represent direct
or indirect participations in, or are collateralized by and       CREDIT RISK
payable from, mortgage loans secured by real property.
Mortgage-backed securities can be backed by either                EXTENSION RISK
fixed rate mortgage loans or adjustable rate mortgage
loans, and may be issued by either a governmental or              INTEREST RATE RISK
non-governmental entity. Typically, mortgage-backed
securities issued by private entities do not have the             LIQUIDITY RISK
same credit standing as mortgage-backed securities
issued or guaranteed by the U.S. Government.                      PREPAYMENT RISK
----------------------------------------------------------------------------------------------------------------------
FOREIGN BANK OBLIGATIONS: U.S. Dollar                             CREDIT RISK
denominated obligations of United States branches of
foreign banks which at the time of investment (i) have
more than $10 billion, or the equivalent in other                 INTEREST RATE RISK
currencies, in total assets; and (ii) in the opinion of the
Adviser are of comparable quality to similar                      LIQUIDITY RISK
obligations of U.S. banks.
----------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: An agreement between a                     CREDIT RISK
buyer and seller of securities in which the seller agrees
to buy the securities back within a specified period of           INTEREST RATE RISK
time at the same price the buyer paid for them, plus an
amount equal to an agreed upon interest rate.
----------------------------------------------------------------------------------------------------------------------

For more information about the securities in which the Fund invests, please refer to the Appendix to this Prospectus and the SAI.

LENDING SECURITIES. The Fund may temporarily lend up to 30% of its Fund securities to broker-dealers and institutions, but only when the loans are collateralized fully.

PREPARING FOR THE YEAR 2000

The Fund, as with other financial and business organizations in the United States and around the world, could be adversely affected if computer systems used by the Fund's service providers, including its investment advisers, fail to correctly interpret and process date information concerning dates occurring on and after January 1, 2000. In addition, corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers may be affected by remediation costs. Also, it has been reported that foreign institutions have made less progress in addressing the Year 2000 problem than major U.S. entities, which could make certain investments of the Fund more sensitive to these risks. The Fund's service providers, including the Adviser, have taken and continue to take steps to address this issue. If the Fund or the Adviser or any of the Fund's service providers are unsuccessful in their attempts, shareholders could experience certain disruptions in the services provided to them by the Fund. For example, shareholders may be unable to redeem shares or the Fund may be unable to compute its net asset value. The Fund and the Adviser anticipate that testing of their computer systems will be completed by the fall of 1999. However, there can be no assurance that the Fund will be successful and shareholders will not experience any disruptions.

WHO MANAGES THE PRIME MONEY MARKET FUND?

The Adviser is a wholly-owned subsidiary of General Electric Company ("GE"). The principal address of the Adviser is 3003 Summer Street, Stamford, CT 06905. Through GEIM and General Electric Investment Corporation ("GEIC"), an affiliated company of GEIM, wholly owned by GE, and their predecessors, GE has more than 70 years of investment management experience. GEIM and GEIC collectively provide investment management services to various institutional accounts with total assets as of June 30, 1998 of approximately $69 billion, of which approximately $1.7 billion was invested in money market funds.

Pursuant to the Investment Advisory Agreement, the Adviser has agreed to provide a continuous investment program for the Fund, including investment research and management with respect to the assets of the Fund. GEIM is entitled to receive management fees of 0.04% on the first $500 million of average net assets of the Fund, 0.06% on the next $500 million and 0.08% on average net assets in excess of $1 billion. During the fiscal year ended April 30, 1999, the Fund paid the Adviser 0.04% of the average net assets of the Fund in advisory fees.

ADMINISTRATIVE SERVICES AGREEMENT

The Trustees have entered into an administrative services agreement with ALPS. Under the administrative services agreement, ALPS provides the Fund with certain administrative and clerical services, including, but not limited to: preparing the Fund's semi-annual reports; coordinating the preparation of the Fund's Federal and state tax returns; monitoring the Fund's compliance with its investment restrictions and policies; and generally assisting in the operation of the Fund. In addition, under the administrative services agreement, ALPS also, among other things, performs fund accounting and transfer agency services, and pays the costs of the Fund's custodian and external auditors. Pursuant to the administrative services agreement, ALPS receives a fee from the Fund that is computed daily and paid monthly at the following annual rates: the greater of $360,000 or 0.16% of average daily net assets of the Fund up to $500 million; 0.14% of average daily net assets of the Fund in excess of $500 million up to $1 billion; and 0.12% of the average daily net assets of the Fund that exceed $1 billion.

ALPS has agreed to voluntarily waive a portion of the administration fees that it is entitled to receive from the Fund and to assume a portion of the expenses of the Fund. More particularly, ALPS voluntarily has agreed to waive a portion of the administration fees that it is entitled to receive under the administrative services agreement with the Fund , and/or assume a portion of Fund expenses, to the extent necessary for the Fund to maintain an expense ratio that does not exceed 0.45% of the average net assets of the Fund. ALPS may terminate this arrangement at any time.

During the fiscal year ended April 30, 1999, the Fund paid ALPS __% of the average net assets of the Fund in administration fees.

PLAN OF DISTRIBUTION

The Trustees have adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act for the Class II shares of the Fund (the "Distribution Plan"). The Distribution Plan permits the use of Fund assets to compensate ALPS for its services and costs in distributing the Class II shares and servicing shareholder accounts. Under the Distribution Plan, ALPS receives an amount equal to .25% of the average net assets of the Fund that are attributable to the Class II shares.

HOW DO I INVEST IN THE PRIME MONEY MARKET FUND?

While the Fund offers two classes of it shares, only the Class II shares are offered in the prospectus. For information about the Class I shares, call ALPS at (800) 298-3442.

HOW ARE INVESTMENTS MADE?

As described below, shares of the Fund may be purchased through ALPS. Shares of the Fund may be purchased using the Federal Reserve Wire System ("Federal Funds"). Federal Funds should be wired to:

     State Street Bank & Trust Co.
     ABA# 011000028
     Prime Money Market Fund
     Credit DDA# 22404081
     (Account Registration)
     (Account Number)

Orders for the purchase of shares will be executed at the net asset value per share next determined after an order has been received in good form. All funds received are invested in full and fractional shares of the Fund. ALPS serves as the Fund's Transfer Agent and ALPS maintains records of each shareholder's holdings of Fund shares. Financial Investors Trust (the "Trust") reserves the right to reject any purchase.

An initial investment in the Fund must be preceded or accompanied by a completed, signed application. Your completed application should be forwarded to:

                            Financial Investors Trust
                           370 17th Street, Suite 3100
                                Denver, CO 80202

Orders for the purchase of shares will be executed at the net asset value per share (the "public offering price") next determined after an order has been received by the Fund in the proper form. If your purchase order is received in proper order by the Fund by 5:00 p.m. Eastern Time, your order will be executed that day.

MINIMUM PURCHASE AND ACCOUNT BALANCE REQUIREMENTS

The minimum initial investment in the Fund is $25,000 and additional investments may be made in any amount. The minimum purchase requirements do not apply to reinvested dividends. If your account balance falls below $5,000 due to redemptions or exchanges, your account may be closed. In the event that your account is closed, the Fund will wire the proceeds to the bank account of record, or issue a check to the shareholder of record. The Fund will notify you when your account balance has fallen below $5,000 and you will be given 30 days to increase your investment above that amount.

HOW TO REDEEM FUND SHARES

You may redeem all or any part of the value of your account(s) on any day the assets of the Fund are valued (a "Business Day"). You may redeem by mail, telephone or facsimile if you have established those options with the Fund. Redemption orders are processed at the net asset value per share next determined after the Fund receives your order. If the Fund receives your redemption order before 1:00 p.m. Eastern Time on a Business Day, the Fund will generally pay for your redeemed shares on that day. Otherwise, the Fund generally will pay for your redeemed shares on the next Business Day. The Fund reserves the right to pay for redeemed shares within seven days after receiving your redemption order if, in the judgment of the Adviser, an earlier payment could adversely affect the Fund.

REGULAR REDEMPTIONS: You may redeem shares by sending a written request to Financial Investors Trust, 370 17th Street, Suite 3100, Denver, CO 80202. You must sign a redemption request. Your written redemption request must:

(i) state the number of shares to be redeemed; and
(ii) identify your shareholder account number.

EACH SIGNATURE MUST BE GUARANTEED BY EITHER A BANK THAT IS A MEMBER OF THE FDIC, A TRUST COMPANY OR A MEMBER FIRM OF A NATIONAL SECURITIES EXCHANGE OR OTHER ELIGIBLE GUARANTOR INSTITUTION. THE FUND WILL NOT ACCEPT GUARANTEES FROM NOTARIES PUBLIC. Guarantees must be signed by an authorized person at the guarantor institution, and the words "Signature Guaranteed" must appear with the signature. A redemption request will not be deemed to be properly received until the Fund receives all required documents in proper form.

When the Fund wires your redemption proceeds, the wire must be paid to the same bank and account as designated on the Fund's Account Application or in your written instructions to the Fund. If your bank is not a member of the Federal Reserve System, your redemption proceeds will be wired to a correspondent bank. Immediate notification by the correspondent bank to your bank will be necessary to avoid a delay in crediting the funds to your bank account.

BY TELEPHONE AND FACSIMILE: You may redeem shares by telephone or facsimile. Shareholders must check the appropriate box on the Account Application to activate facsimile and/or telephone redemption privileges. Shares may be redeemed by telephoning the Fund at (800) 298-3442 (or sending a facsimile transmission to the Fund at (303) 825-2575 and giving the account name, account number, Personal Identification Number (PIN#), name of Fund and amount of redemption). Proceeds from redemptions will be wired directly to your account at a commercial bank within the United States.

In order to arrange for facsimile and/or telephone redemptions after you have opened your account, or to change the bank account or address designated to receive redemption proceeds, send a written request to the Fund at the address listed under "Regular Redemption". The request must be signed by you with the signatures guaranteed as described above. The Trust may modify or terminate procedures for redeeming shares by telephone but will not materially change or terminate it without giving shareholders 60 days' written notice.

During periods of substantial economic or market change, telephone or facsimile redemptions may be difficult to complete. If you are unable to contact the Fund by telephone or facsimile, you may redeem your shares by mail as described above under "REGULAR REDEMPTION".

By electing the facsimile and/or telephone redemption option, you may be giving up a measure of security which you might have had if you were to redeem in writing. The Trust will employ reasonable procedures to confirm that instructions communicated by telephone or facsimile are genuine, such as recording telephone calls, providing written confirmation of transactions, or requiring a form of personal identification prior to acting on instructions received by telephone or facsimile. To the extent the Trust does not employ reasonable procedures, it and/or its service contractors may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Trust nor ALPS will be liable for following instructions communicated by telephone or facsimile that are reasonably believed to be genuine. Accordingly, you, as a result of this policy, may bear the risk of fraudulent telephone or facsimile redemption transactions.

EXCHANGE OF FUND SHARES

You may sell your Fund shares and buy shares of the U.S. Treasury Money Market Fund or the U.S. Government Money Market Fund, another investment portfolio of the Trust, in exchange by written request. There are no fees or commissions for exchanging Fund shares. However, you must satisfy the minimum balance requirements of each Fund that you are considering investing in. If you have established the privilege on your Account Application, you may also initiate exchanges by telephone or facsimile. Exchange requests should be directed to the Fund at (800) 298-3442.

Exchange transactions must be for amounts of $1,000 or more. Exchanges may have tax consequences, so you should consult your tax adviser for further information. The U.S. Government Money Market Fund, the U.S. Treasury Fund, or other investment portfolio must be registered for sale in your state. Prior to requesting an exchange of Fund shares you should call the Fund at (800) 298-3442 to request a current prospectus for the Fund you are considering investing in and you should read the prospectus carefully before investing.

During periods of significant economic or market change, telephone or facsimile exchanges may be difficult to complete. If you are unable to contact the Fund by telephone or facsimile, you may also mail the exchange request to the Fund at the address listed under "Regular Redemption." Neither the Trust nor ALPS will be responsible for the authenticity of exchange instructions received by telephone or facsimile except as set forth under "HOW TO REDEEM SHARES - TELEPHONE AND FACSIMILE REDEMPTION."

The Trust can provide you with information concerning certain limitations on the exchange privilege, including those related to frequency. The Trust may modify or terminate the exchange privilege but will not materially change or terminate it without giving shareholders 60 days' written notice.

HOW ARE FUND SHARES VALUED?

The term "net asset value per share," or NAV, means the worth of one share. The NAV is calculated by adding pro rata share of the value of all securities and other assets attributable to the Fund, deducting the pro rata share of Fund liabilities, and dividing the result by the number of shares outstanding.

The Trustees have established procedures designed to maintain a stable net asset value of $1.00 per share, to the extent reasonably possible. More particularly, the Trustees have approved and adopted procedures under Rule 2a-7. Under guidelines of Rule 2a-7, the Fund uses the amortized cost method to value its portfolio securities. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period of maturity, regardless of the impact of fluctuating interest rates on the market value of the security.

WHAT IS THE EFFECT OF FEDERAL INCOME TAX ON THIS INVESTMENT?

While municipal investors are generally exempt from Federal income taxes, each investor should independently ascertain its tax status. With respect to investors who are not exempt from Federal income taxes, dividends derived from net investment income and short term capital gains are taxable as ordinary income distributions and are taxable when paid, whether investors receive distributions in cash or reinvest them in additional shares, except that distributions declared in December and paid in January are taxable as if paid on December 31. The Fund will send to non-exempt investors an IRS Form 1099-DIV showing their taxable distributions for the past calendar year.

The Fund has qualified and intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). This qualification will relieve the Fund of liability for Federal income taxes to the extent its earnings are distributed in accordance with the Code and it meets other requirements for qualification as set forth in the Code.

The information above is only a summary of some of the federal tax consequences generally affecting the Fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to Federal taxes, investors may be subject to state or local taxes on their investment. Investors should consult their tax advisor to determine whether the Fund is suitable to their particular tax situation.

When investors sign their account application, they will be asked to certify that their social security or taxpayer identification number is correct and that they are not subject to 31% backup withholding for failing to report income to the IRS. If investors violate IRS regulations, the IRS can require the Fund to withhold 31% of taxable distributions and redemptions.

The Fund declares dividends from net investment income daily and pays such dividends monthly. The Fund intends to distribute substantially all of its net investment income and capital gains, if any, to shareholders each calendar year as well as on a fiscal year basis.

Since all of the Fund's net investment income is expected to be derived from earned interest, it is anticipated that all dividends paid by the Fund will be taxable as ordinary income to those shareholders who are not exempt from Federal income taxes, and that no part of any distribution will be eligible for the dividends received deduction for corporations.

FINANCIAL HIGHLIGHTS

The Financial Highlights Table is presented to help you understand the Fund's financial performance since its inception. All "per share" information reflects financial results for a single Fund share. This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling ALPS at 1-800-298-3442.

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the period indicated(1):


                                                                         For the Period
                                                               December 10, 1998 to April 30, 1999
                                                           ---------------------------------------------
                                                                            Class II
                                                           ---------------------------------------------
Net asset value - beginning of period                                         $1.00
                                                           ---------------------------------------------

Income from investment operations
Net investment income                                                          0.02
                                                           ---------------------------------------------

Dividends and distributions to shareholders
Dividends from net investment income                                          (0.02)
                                                           ---------------------------------------------
Net asset value - end of period                                               $1.00
                                                           ---------------------------------------------
                                                           ---------------------------------------------
Total return                                                                   4.55%(2)

Ratios/Supplemental Data:
Net assets, end of period (000)                                                  $2
                                                           ---------------------------------------------
                                                           ---------------------------------------------
Ratio of expenses to average net assets                                        0.45%(2)
                                                           ---------------------------------------------
                                                           ---------------------------------------------
Ratio of net investment income to
  average net assets                                                           4.53%(2)
                                                           ---------------------------------------------
                                                           ---------------------------------------------
Ratio of expenses to average net assets
  without fee waivers                                                          1.24%(2)
                                                           ---------------------------------------------
                                                           ---------------------------------------------
Ratio of net investment income to
  average net assets without fee waivers                                       3.74%(2)
                                                           ---------------------------------------------
                                                           ---------------------------------------------


(1) Class II commenced operations on December 23, 1998.
(2) Annualized.

APPENDIX

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS

The following information provides brief description of the securities in which the Fund may invest and the transactions it may make. The Fund is not limited by this discussion, however, and may purchase other types of securities and may enter into other types of transactions if they are consistent with the Fund's investment objective and policies.

DELAYED-DELIVERY AND WHEN-ISSUED TRANSACTIONS. The Fund may buy and sell obligations on an when-issued or delayed delivery basis, with payment and delivery taking place at a future date. The market value of obligations purchased in this way may change before the delivery date, which could increase fluctuations in the Fund's share price, yield, and return. Ordinarily, the Fund will not earn interest on obligations until they are delivered.

DEMAND FEATURES AND STAND-BY COMMITMENTS. A demand features is a put that entitles the security holder to repayment of the principal amount of the underlying security at any time or at specified intervals. A standby commitment is a put that entitles the security holder to same-day settlement at amortized cost plus accrued interest.

ILLIQUID INVESTMENTS. Under guidelines established by the Trustees, The Adviser determines the liquidity of the Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expense, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price. The Fund may invest up to 10% of its assets in illiquid investments and private placement.

REFUNDING CONTRACTS. The Fund may purchase securities on a when-issued basis in connection with the refinancing of an issuer's outstanding indebtedness. Refunding contracts require the issuer to sell and the Fund to buy refunded municipal obligations at a stated price and yield on a settlement date that may be several months or several years in the future. Although the Fund may sell its rights under a refunding contract, these contracts are relatively new and the secondary market for them may be less liquid than the secondary market for other types of municipal securities.

STRIPPED U.S. GOVERNMENT OBLIGATIONS. Stripped securities are created by separating the income and principal components of a debt instrument and selling them separately. The Fund may purchase U.S. Treasury STRIPS (Separate Trading of Registered Interest and Principal of Securities) that are created when the coupon payments and the principal payment are stripped from an outstanding Treasury bond by the Federal Reserve Bank. Bonds issued by the Resolution Funding Corporation (REFCORP) can also be stripped in this fashion. REFCORP STRIPS are eligible investments for the Fund.

The Fund may also purchase privately stripped government securities, which are created when a dealer deposits a Treasury security or federal agency security with a custodian for safekeeping and then sells the coupon payments and principal payments that will be generated by this security. Proprietary receipts, such as Certificates of Accrual on Treasury Securities (CATS), Treasury Investment Growth Receipts (TIGRs), and generic Treasury Receipts
(TRs), are stripped U.S. Treasury securities that are separated into their component parts through trusts created by their broker sponsors. Bonds issued by the Financing Corporation (FICO) can also be stripped in this fashion.

U.S. TREASURY OBLIGATIONS. U.S. Treasury obligations are obligations issued by the United States and backed by its full faith and credit.

VARIABLE AND FLOATING RATE INSTRUMENTS. Variable and floating rate instruments, including certain participation interests in municipal obligations, have interest rate adjustment formulas that help to stabilize their market values. Many variable or floating rate instruments also carry demand features that permit the Fund to sell them at par value plus accrued interest on short notice.

ZERO COUPON BOND. The Fund may invest in zero coupon securities. Zero coupon bonds purchased by the Fund do not make regular interest payments; instead they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change. In calculating its daily dividend, the Fund takes into account as income a portion of the difference between a zero coupon bond's purchase price and its face value. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are more sensitive to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities.

ADDITIONAL INFORMATION ABOUT THE FUND
--------------------------------------------------------------------------------

If you would like more information about the Fund, the following documents are available free upon request.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains additional information about all aspects of the Fund. A current SAI has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a copy of the SAI, write or call the Fund at the address or phone number listed below. The SEC also maintains a Web site located at http://www.sec.gov that contains the SAI, material incorporated herein by reference, and other information regarding the Fund.

ANNUAL AND SEMI-ANNUAL REPORTS

The Fund's annual and semi-annual reports provide additional information about the Fund's investments.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
      TO OBTAIN THE SAI OR THE MOST RECENT ANNUAL OR SEMI-ANNUAL REPORT FOR
     THE FUND YOU MAY WRITE TO ALPS MUTUAL FUNDS SERVICES, INC. AT 370 17TH
           STREET, SUITE 3100, DENVER, COLORADO 80202 OR CALL ALPS AT
                                 1-800-298-3442.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

















Investment Company Act File No. 811-

                                 [ARISTATA LOGO]



                              ARISTATA EQUITY FUND


                                   Prospectus

                                 ________, 1999










As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

                              ARISTATA EQUITY FUND
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   FUND FACTS

GOAL: To provide investors with long-term growth of capital and dividend income

PRINCIPAL INVESTMENTS:     INVESTMENT ADVISER (the "Adviser"):
- Common Stocks            - Tempest, Isenhart, Chafee, Lansdowne & Assoc., Inc.
- Convertible Securities
- Fixed-Income Securities  DISTRIBUTOR:
                           - ALPS Mutual Funds Services, Inc. ("ALPS")
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE -- The objective of the Aristata Equity Fund (the "Fund") is to seek to provide investors with long-term growth of capital and dividend income by investing primarily in common stocks and securities convertible into, or with rights to purchase, common stocks.

PRINCIPAL INVESTMENT STRATEGIES -- Under normal market conditions, the Adviser currently intends to invest 80% of the Fund's assets in common stocks, preferred stocks, and other securities that are convertible into common stock. Additionally, the Fund may invest in investment grade fixed-income securities, cash, and short-term fixed-income securities that are considered to be cash equivalents. The Fund may also invest up to 10% of its total assets in securities of foreign issuers, including sponsored and unsponsored American Depository Receipts ("ADRs").

PRIMARY RISKS -- An investment in the Fund is subject to many risks, including:

-    Market Risk                            -       Interest Rate Risk
-    Credit Risk                            -       Valuation Risk

For more information about the risk factors identified above, please refer to the section entitled "Principal Investments" later in this prospectus. The Statement of Additional Information ("SAI") contains additional information about the risks associated with investing in the Fund.

--------------------------------------------------------------------------------
SHOULD I INVEST IN THE ARISTATA EQUITY FUND?

The Fund may be appropriate for you if:

- You are seeking an investment that seeks to provide capital appreciation over the long term.

- You can tolerate the price fluctuations and volatility that are inherent in investing in a broad-based stock mutual fund.

- You wish to add a common stock fund to your existing investment portfolio. (REMEMBER, NO SINGLE INVESTMENT CAN PROVIDE AN EFFECTIVE, BALANCED INVESTMENT PLAN.)
--------------------------------------------------------------------------------

THE VALUE OF THE FUND'S SHARES, LIKE STOCK PRICES GENERALLY, WILL FLUCTUATE WITHIN A WIDE RANGE, SO AN INVESTOR IN THE FUND COULD LOSE MONEY OVER SHORT OR EVEN LONG PERIODS.

PLEASE REMEMBER THAT THERE IS NO GUARANTEE THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE, NOR IS AN INVESTMENT IN THE FUND INSURED, ENDORSED, OR GUARANTEED BY THE FDIC, A BANK OR ANY AGENCY OF THE U.S. GOVERNMENT.

PERFORMANCE

Because the Fund commenced operations in March of 1998, historical performance is not yet presented for the Fund. Performance history will be presented for the Fund after it has been in operation for one calendar year.

ANNUAL FUND OPERATING EXPENSES are deducted from the Fund's assets before it pays dividends and before its net asset value and total return is calculated. We do not charge you separately for these expenses.


                 ----------------------------------------------
                        ANNUAL FUND OPERATING EXPENSES
                     (For the year ended April 30, 1999.)
                 ----------------------------------- ----------
                 Management Fees                     0.85%
                 ----------------------------------- ----------
                 12b-1 Fees                          None
                 ----------------------------------- ----------
                 Other Expenses                      0.26%
                 ----------------------------------- ----------
                 Total Fund Operating Expenses       1.11%*
                 ----------------------------------- ----------

* The Adviser has agreed to waive that portion of its fee to the extent necessary for the Fund to maintain an expense ratio of not more than 1.05% of average net assets of the Fund.

EXAMPLES -- The following examples are intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. The example shows the cumulative amount of Fund expenses you would pay on a hypothetical investment of $10,000 in shares offered by the Fund. The example assumes a 5% average annual return and that you reinvest all of your dividends. Your actual costs may be higher or lower.


                                 ONE          THREE        FIVE          TEN
                                 YEAR         YEARS        YEARS        YEARS
-------------------------------------------------------------------------------
ARISTATA EQUITY FUND              $113         $353         $611        $1,350

HOW WE MANAGE THE ARISTATA EQUITY FUND

OUR INVESTMENT STRATEGY -- In selecting investments for the Fund, the Adviser follows an investment approach commonly referred to as a "value investment" approach. Under the value investment approach, investors seek to invest in companies whose stock prices are low in relation to their real worth or future prospects. By identifying companies whose stocks are currently out of favor or misunderstood, investors following the value investment approach hope to realize significant appreciation as other investors recognize a stock's intrinsic value and the price rises accordingly.

The Fund may pursue its investment objective by investing in securities of companies of any size. Investing in smaller companies involves risks that are not normally associated with larger, more established companies.

Finding undervalued stocks requires considerable research to identify a particular company, analyze its underlying financial condition and prospects, and assess the likelihood that the stock's underlying value ultimately will be recognized by the market and reflected in its price. Stocks may not appreciate as quickly or significantly as the Adviser may have anticipated.

PRINCIPAL INVESTMENTS -- The following table describes the securities in which the Fund typically invests and the principal risks associated with those securities.

--------------------------------------------------------------------------------
HOW DOES THE ADVISER IDENTIFY UNDERVALUED STOCKS?

The Adviser employs a variety of analytical approaches to determine if a stock is undervalued. Some of the principal measures used to identify such stocks are:

PRICE/EARNINGS RATIO -- Dividing a stock's price by its earnings per share generates a price/earnings or P/E ratio. A stock with a P/E that is below that of its peers, the market as a whole, or its own historical norm may represent an attractive opportunity.

PRICE/BOOK VALUE RATIO -- Dividing a stock's price by its book value per share indicates how a stock is priced relative to the accounting (i.e., book) value of the company's assets. A ratio below the market, that of its competitors, or its own historic norm could indicate an undervalued situation.

DIVIDEND YIELD -- A stock's dividend yield is found by dividing its annual dividend by its share price. A yield above a stock's own historic norm or that of its peers may suggest an attractive investment opportunity.
-------------------------------------------------------------------------------

----------------------------------------------------------- -----------------------------------------------------
                       Securities                                        Principal Risks Associated
                                                                              with the Security
----------------------------------------------------------- -----------------------------------------------------
COMMON STOCKS: Securities that represent shares of          MARKET RISK -- The risk that the market value of a
ownership in a corporation.  Stockholders participate in    security may increase or decrease, sometimes
the corporation's profits and losses, proportionate to      rapidly and unpredictably.  This risk is common to
the number of shares they own.                              all stocks and bonds and the mutual funds that
                                                            invest in them.

                                                             LIQUIDITY RISK -- The risk that certain securities
                                                            or other investments may be difficult or impossible
                                                            to sell at the time the Fund would like to sell
                                                            them or it may be difficult for the Fund to sell
                                                            the investment for the value the Fund has placed on
                                                            it.
----------------------------------------------------------- -----------------------------------------------------
AMERICAN DEPOSITARY RECEIPTS: Certificates issued by a      FOREIGN RISK -- The risk that foreign securities
U.S. bank which represent a stated number of shares of a    may be adversely affected by political instability
foreign corporation that the bank holds in its vault. An    of the issuer's country, changes in currency
ADR entitles the holder to all dividends and capital        exchange rates, foreign economic conditions, or
gains earned by the underlying foreign shares. While        regulatory and reporting standards that are less
ADRs represent a stated number of shares of a foreign       stringent than those of the United States.
corporation, ADRs are traded on domestic securities
exchanges.                                                  MARKET RISK

                                                            VALUATION RISK -- The risk is that a fund has valued
                                                            certain securities at a higher price than it can sell
                                                            them for. This risk is common where the security is
                                                            from a relatively new issuer with little or no
                                                            previous market history and a mutual fund's
                                                            management it called upon to assign a value to the
                                                            security.
----------------------------------------------------------- -----------------------------------------------------
SMALL COMPANY STOCKS:  Common stocks issued by companies    LIQUIDITY RISK
with a stock market capitalization of $1 billion or less.
                                                            MARKET RISK

                                                            SMALL COMPANY STOCK RISK -- Small capitalization
                                                            stocks involve greater risk than those associated
                                                            with larger, more established companies. Small
                                                            company stocks may be subject to abrupt or erratic
                                                            price movements.

                                                            VALUATION RISK
----------------------------------------------------------- -----------------------------------------------------

----------------------------------------------------------- -----------------------------------------------------
                       Securities                                        Principal Risks Associated
                                                                              with the Security
----------------------------------------------------------- -----------------------------------------------------
FIXED-INCOME SECURITIES: Fixed-income securities include    CALL RISK -- The risk that an issuer will exercise
bonds, notes, debentures, and other obligations of          its right to pay principal on an obligation held by
corporate entities to pay interest and repay principal.     the Fund (such as a mortgage backed security)
                                                            earlier than expected. This may happen when there
                                                            is a decline in interest rates. Under these
                                                            circumstances, the Fund may be unable to recoup
                                                            all of its initial investment and will also suffer
                                                            from having to reinvest in lower yielding
                                                            securities.

                                                            CREDIT RISK -- The risk that the issuer of a
                                                            security, or a party to a contract, will default
                                                            or otherwise not honor a financial obligation.

                                                            EXTENSION RISK -- The risk that an issuer will
                                                            exercise its right to pay principal on an
                                                            obligation held by the Fund (such as a
                                                            Mortgage-Backed Security) later than expected.
                                                            This may happen when there is a rise in interest
                                                            rates. Under these circumstances, the value of the
                                                            obligation will decrease and the Fund will also
                                                            suffer from the inability to invest in higher
                                                            yielding securities.

                                                            INTEREST RATE RISK -- The risk that changes in
                                                            interest rates will adversely affect the value of
                                                            an investors securities. When interest rates rise,
                                                            the value of fixed-income securities will
                                                            generally fall. Conversely, a drop in interest
                                                            rates will generally cause an increase in the
                                                            value of fixed-income securities. Longer-term
                                                            securities are subject to greater interest rate
                                                            risk.

                                                            LIQUIDITY RISK
----------------------------------------------------------- -----------------------------------------------------
CONVERTIBLE SECURITIES:  Convertible securities are         CREDIT RISK
preferred stock or debt obligations that are convertible
into common stock.  Convertible securities have both        INTEREST RATE RISK
equity and debt or fixed-income risk characteristics.
                                                            MARKET RISK
----------------------------------------------------------- -----------------------------------------------------
REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS:    CREDIT RISK
An agreement between a buyer and seller of securities in
which the seller agrees to buy the securities back within
a specified period of time at the same price the buyer
paid for them, plus an amount equal to an agreed upon
interest rate.
----------------------------------------------------------- -----------------------------------------------------

In addition to the securities identified above, the Fund may, from time to time, engage in the following investment practices or techniques:

BORROWING FROM BANKS. The Fund may borrow money from banks (up to 30% of the Fund's total assets) for temporary or emergency purposes.

LENDING SECURITIES. The Fund may temporarily lend up to 30% of its Fund securities to broker-dealers and institutions, but only when the loans are collateralized fully.

TEMPORARY DEFENSIVE POSITION. In response to adverse economic or market conditions, the Fund may invest without limit in short-term money market securities including, but not limited to, U.S. government obligations, commercial paper, and certificates of deposit. This strategy is inconsistent with the investment objective and principal investment strategies of the Fund, and if employed, could result in the Fund achieving a lower return than it might have achieved under normal market conditions.

For more information about the securities in which the Fund invests, please refer to the Appendix to this Prospectus and the SAI.

YEAR 2000 AND EURO READINESS

Mutual funds and businesses around the world could be adversely affected if computers do not properly process date-related information with respect to the Year 2000. Similar adverse affects could result if computers do not properly process information based on the conversion to the Euro, the new currency of the European Union which took effect on January 1, 1999. The Fund's advisers are addressing these issues for their computers and are getting reasonable assurances from the Fund's other major service providers that they too are addressing these issues to preserve smooth functioning of the Fund's trading, pricing, shareholder accounting, custodial and other operations. There can be no assurances, however, that all problems will be avoided.

These computer problems could also adversely affect the Funds' investments. Improperly functioning computers may disrupt securities markets generally or result in overall economic uncertainty. Individual companies may also be adversely affected by the cost of fixing their computers, which could be substantial. The Fund's investment managers consider these issues when evaluating investments for the Funds.

WHO MANAGES THE ARISTATA EQUITY FUND?

Tempest, Isenhart, Chafee, Lansdowne & Assoc., Inc., acts as the investment adviser to the Fund under the supervision of the Trust's Board of Trustees. The Adviser's address is 1380 Lawrence Street, Suite 1050, Denver, Colorado 80204. The Adviser manages the investment and reinvestment of the assets of the Fund and continuously reviews, supervises and administers the Fund's investments. The Adviser is responsible for placing orders for the purchase and sale of the Fund's investments directly with brokers and dealers selected by it in its discretion.

The Adviser utilizes a team management system for the Fund. The Adviser's investment professional team has an average of more than 25 years of investment research and portfolio management experience. These individuals bring a broad base of experience, ideas, knowledge, and expertise to the Fund's management.

The team of analysts and portfolio managers provides management of the Fund. The Adviser's investment team is led by H. David Lansdowne, CFA, President and Chief Executive Officer of Tempest, Isenhart, and its Chief Investment Officer since 1988. The Fund's other key investment management team include:
Robert J. Alder, CFA, J. Jeffrey Dohse, Barbara Grummel and Greg H. Thompson,
CFA.

Mr. Lansdowne earned both his B.S. (1969) and his M.B.A. from the University of Denver in 1972. He was awarded the Chartered Financial Analyst (CFA) designation in 1977. Mr. Lansdowne joined Tempest, Isenhart in 1983 as Director of Research. He began his career as an Investment Officer with Colorado National Bank in Denver. He joined United Capital Management, a subsidiary of United Bank of Denver, where he was Vice President and Portfolio Manager, overseeing pension plans of Fortune 500 Companies. Immediately prior to joining the Adviser, he was Senior Vice President and Director of Research for Financial Programs Mutual Funds and for their subsidiary for privately-managed accounts, Financial Trust Company.

Mr. Alder earned his B.S. from the University of Colorado in 1969. He was awarded the Chartered Financial Analyst (CFA) designation in 1977. His investment management career began in 1969 as a portfolio manager and analyst with the Trust Investment Division of the First National Bank of Denver. In 1977, he joined the Trust Investment Division of Colorado National Bank and became head of the department in 1982. In 1987, he was instrumental in creating Colorado National Bank's wholly-owned registered investment advisory subsidiary, Colorado Capital Advisors and was President of that subsidiary until 1993, when he joined the Adviser in his current capacity as Executive Vice President.

Mr. Dohse earned his B.S. from Culver-Stockton College in Canton, Missouri, in 1963 and his M.B.A. from Loyola University in Chicago in 1971. He worked in the investment industry for 15 years before joining Tempest Isenhart in 1983. He began his career with American National Bank & Trust Company in Chicago as a management trainee involved in all facets of bank and trust investments. He then joined the United Bank of Denver as Investment Officer, managing trust portfolios. Prior to joining the Adviser, Mr. Dohse was a Vice President and Portfolio Manager at IntraWest Bank of Denver, with responsibility for various investment management portfolios. Mr. Dohse is the lead portfolio manager for the Aristata Equity Fund.

Ms. Grummel earned her B.S. from the University of Colorado in 1979. She worked for the National Association of Securities Dealers, N. Donald and Company and the underwriting and asset management divisions of Merrill Lynch. Prior to joining the Adviser she was Executive Vice President with Lord Abbett and Company, the New York based mutual fund group, where her responsibilities included state-specific municipal bond fund management, individual fixed income portfolio management and new business development.

Mr. Thompson earned his B.S. from the University of Wyoming in 1967 and his M.B.A. from the University of Denver in 1972. He was awarded the Chartered Financial Analyst designation in 1988. He joined the Adviser in 1987. His previous positions include three years as a Financial Analyst with Standard & Poor's Compustat Services, Inc. in Englewood, Colorado and twelve years with Page T. Jenkins, a Denver proprietorship. He was an Investment Manager and Security Analyst with Jenkins, conducting research and managing securities and mineral portfolios for the firm.

For the advisory services it provides to the Funds, Tempest, Isenhart receives from the Fund a monthly fee, based on average daily net assets, at the annual rate of 0.85%.

ADVISER'S EQUITY PERFORMANCE. Although the Adviser did not manage a registered investment company prior to March 2, 1998 (the date the Fund commenced operations), the Adviser has been providing investment advisory services to certain clients since 1976. In fact, substantially all of the initial investors in the Fund previously were investors in certain unregistered, commingled investment pools advised by the Adviser (the "Pools") that were converted into the Fund.

The performance information presented below represents the performance of those Pools with investment objectives, policies, and strategies substantially similar to those of the Fund. However, the Pools were not subject to certain limitations imposed on registered investment companies by the 1940 Act and the Internal Revenue Code (the "Code"). If the Pools were subject to the limitations of the 1940 Act and the Code, the performance of the Pools may have been reduced. THE PAST PERFORMANCE INFORMATION PRESENTED BELOW DOES NOT INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE AND IS INTENDED TO BE USED FOR PURPOSES OF COMPARISON ONLY.


                      Assets Included in                                                      S&P
                       Adviser's Equity              Adviser's Equity                      500 Index
   Year(1)                Performance                 Performance(2)                       Return(3)
   -------                -----------                 --------------                       ---------
   1976(4)                $1,518,789                    8.65%       8.63%                    5.90%
     1977                 $2,065,101                   -1.05%      -0.99%                   -7.40%
     1978                 $2,761,815                    8.04%       8.11%                    6.50%
     1979                 $4,296,091                   32.10%      32.18%                   18.50%
     1980                 $8,555,330                   53.72%      53.81%                   32.40%
     1981                 $8,576,467                   -3.94%      -3.88%                   -5.00%
     1982                 $9,303,758                   22.76%      22.84%                   21.60%
     1983                 $11,429,058                  16.89%      16.96%                   22.60%
     1984                 $12,488,443                   4.01%       4.07%                    6.40%
     1985                 $17,084,735                  36.63%      36.71%                   31.90%
     1986                 $21,918,621                  16.26%      16.33%                   18.80%
     1987                 $21,331,298                  -0.01%     -19.64%                    5.20%
     1988                 $23,289,415                  20.06%      20.13%                   16.50%
     1989                 $29,968,045                  23.07%      23.14%                   31.70%
     1990                 $29,015,064                  -9.18%      -9.13%                   -3.20%
     1991                 $42,041,677                  18.95%      19.02%                   30.50%
     1992                 $49,730,021                  10.90%      10.98%                    7.60%
     1993                 $60,287,572                  15.65%      15.72%                   10.10%
     1994                 $62,698,066                  -4.57%      -4.52%                    1.20%
     1995                 $77,240,261                  26.69%      26.76%                   37.40%
     1996                 $89,294,058                  15.96%      16.03%                   22.94%

     1997                 $96,455,061                  26.46%      26.53%                    33.29%
     1998                 $98,552,907                  10.15%      10.23%                    28.57%

For 5 Years Ended 1998 (1)                             14.32%      14.39%                    23.98%
For 10 Years Ended 1998 (1)                            12.78%      12.85%                    19.16%
Since Inception (August 31, 1976)                      14.72%      13.67%                    15.97%

(1)   All periods are ended December 31.
(2) The annual total returns achieved by the Pools as presented above reflects the annual operating expenses of the Fund and is calculated in accordance with SEC guidelines. The performance information in the first column reflects the weighted average of the performance of the Pools and has been restated to reflect a total expense ratio of 1.11% which is the gross expense ratio that the Fund experienced for the fiscal period ended April 30, 1999 and which reflects a management fee of .85% of average net assets. The performance information in the second column has been restated to reflect a total expense ratio of 1.05% which reflects certain voluntary fee waivers and/or expense reimbursements. These waivers and/or reimbursements may be modified or terminated at any time.
(3) The S&P 500 Index is an unmanaged index tracking the performance of 500 publicly traded U.S. Stocks and is often used to indicate the performance of the overall domestic stock market. The S&P 500 is not a mutual fund, and you cannot invest in it directly. Also, the performance of the S&P 500 does not reflect the costs associated with operating a mutual fund, such as buying, selling, and holding securities.
(4)   Data for the period August 31, 1976 through December 31, 1976.


HOW DO I INVEST IN THE ARISTATA EQUITY FUND?

HOW ARE INVESTMENTS MADE?

As described below, you may purchase shares of the Fund through an authorized broker, service organization or investment adviser, or directly from the Fund. Your orders for the purchase of shares will be executed at the net asset value per share next determined after an order has been received in good form. Your payment will be invested in full and fractional shares of the Fund. Your orders transmitted to the Fund in proper form prior to 4:00 p.m., Eastern Time will be executed that day. You will not receive certificates for shares that you purchase. ALPS serves as the Fund's Transfer Agent and ALPS maintains records of each shareholder's holdings of Fund shares. The Fund reserves the right to reject any purchase. Your initial investment in the Fund must be preceded or accompanied by a completed, signed application.

MINIMUM PURCHASE REQUIREMENTS

The minimum initial investment in the Fund is $2,000, including IRA investments. Any subsequent investments must be at least $50, including IRA investments. All initial investments should be accompanied by a completed Purchase Application. A Purchase Application accompanies this Prospectus. You may obtain additional copies of the Purchase Application by calling the Fund at 1-800-644-8595. In order to establish an IRA, you must complete a separate application that you can obtain by calling the Fund. The Fund reserves the right to reject any purchase order.

INVESTING THROUGH YOUR BROKER, INVESTMENT ADVISER, OR A SERVICE ORGANIZATION

Shares are available to new and existing shareholders through authorized brokers, investment advisers and service organizations. To make an investment using this method, simply complete a Purchase Application and contact your broker, investment adviser or service organization with instructions as to the amount you wish to invest. Your broker will then contact the Fund to place the order on your behalf. Authorized brokers, investment advisers and service organizations may impose additional requirements and charges for the services rendered.

Your orders received by the Fund prior to the close of its trading (which is currently 4:00 p.m., Eastern time), will become effective that day. Brokers who receive your orders are obligated to transmit them promptly. You will receive written confirmation of your order within a few days of receipt of instructions from your broker.

CAN I INVEST IN THE FUND DIRECTLY?

You can invest in the Fund directly by using any of the methods described below.

BY MAIL. Make your check payable to the Aristata Equity Fund and mail it, along with the Purchase Application (if your purchase is an initial investment), to the address indicated on the Purchase Application. Purchases made by check are not permitted to be redeemed until payment of the purchase has been collected, which may take up to fifteen calendar days. Third party and foreign checks will not be accepted. Please include the Fund name and your account number on all checks.

BY BANK TRANSFER. After you have established an account with the Fund, a bank transfer will allow you to transfer money from your bank account via the Automated Clearing House (ACH) network to your Fund account. To use this service, you must indicate your desire to have this option on your Purchase Application. You also will need access to an account with a bank that provides bank transfer services. (Your bank may charge you a fee for this service.) Once you have established this option, a deposit account must be opened at a bank providing bank transfer services and you must arrange for this service to be provided. Once you have completed this process, you can initiate a bank transfer by contacting a representative from your bank, providing the required information for the bank, and authorizing the transfer to take place. Please allow two or three days after the authorization for the transfer to occur.

BY WIRE. To initiate your wire transaction, call your depository institution. Federal funds (monies transferred from one bank to another through the Federal Reserve System with same-day availability) should be wired to:

       State Street Bank & Trust Co.
       ABA# 011000028
       Aristata Equity Fund
       Credit DDA# 22404081
       (Account Registration)
       (Account Number)

AUTOMATIC INVESTMENT PROGRAM. The Automatic Investment Program offers a simple way to establish and maintain a consistent investment program. You may arrange automatic transfers (minimum $50 per transaction) from your bank account to your Fund account on a periodic basis by simply completing the Automatic Investment Plan section of your Purchase Application. When you participate in this program, the minimum initial investment in each Fund is $250. You may change the amount of your automatic investment, skip an investment, or stop the Automatic Investment Program by calling the Fund at (800) 644-8595 at least three business days prior to your next scheduled investment date.

The Fund may in its discretion discontinue, suspend or change the practice of accepting orders by any of the methods described above. Orders for the purchase of shares are subject to acceptance by the Fund. The Fund reserves the right to suspend the sale of shares, or to reject any purchase order, including orders in connection with exchanges, for any reason.

HOW DO I REDEEM FUND SHARES?

Shareholders may redeem their shares, in whole or in part, on each day the Fund is valued (see the section entitled "Fund Share Valuation" later in this Prospectus). Shares will be redeemed at the net asset value next determined after a redemption request has been received by the Fund in good form.

A redemption may be a taxable transaction on which gain or loss may be recognized. See the section entitled "Dividends, Distributions And Federal Income Tax" later in this Prospectus for more information.

Where the shares to be redeemed have been purchased by check, the payment of redemption proceeds may be delayed until the purchasing check has cleared, which may take up to 15 calendar days. Shareholders may avoid this delay by investing through wire transfers of Federal funds. During the period prior to the time the shares are redeemed, dividends on the shares will continue to accrue and be payable and the shareholder will be entitled to exercise all other beneficial rights of ownership.

Once the shares are redeemed, the Fund will ordinarily send the proceeds by check to the shareholder at the address of record on the next business day. The Fund may, however, take up to seven days to make payment. Also, if the New York Stock Exchange is closed (or when trading is restricted) for any reason other than customary weekend or holiday closings or if an emergency condition, as determined by the SEC merits such action, the Fund may suspend redemptions or postpone payment dates beyond the normal seven day redemption period.

To ensure acceptance of your redemption request, it is important to follow the procedures described below. Although the Fund has no present intention to do so, the Fund reserves the right to refuse or to limit the frequency of any telephone, wire or bank transfer redemptions. Of course, it may be difficult to place orders by telephone during periods of severe market or economic change, and a shareholder should consider alternative methods of communications during such times.

The Fund may modify or terminate its services and provisions at any time. If the Fund terminates any particular service, it will do so only after giving written notice to shareholders. Redemption by mail will always be available to shareholders.

You can redeem your shares directly from the Fund using any of the methods described below.

REDEEMING YOUR SHARES USING AN AUTHORIZED BROKER, SERVICE ORGANIZATION OR INVESTMENT ADVISER

You may redeem your shares by contacting your authorized broker, service organization or investment adviser and instructing him or her to redeem your shares. He or she will then contact ALPS and place a redemption order on your behalf.

REDEEMING YOUR SHARES DIRECTLY FROM THE FUND

BY MAIL. You may redeem your shares by sending a letter directly to the Fund. To be accepted, a letter requesting redemption must include: (i) the Fund name and account registration from which you are redeeming shares; (ii) your account number; (iii) the amount to be redeemed; (iv) the signatures of all registered owners; and (v) for redemptions exceeding $10,000, a signature guarantee by any eligible guarantor institution, including a member of a national securities exchange, or a commercial bank or trust company, broker-dealer, credit union or savings association. Corporations, partnerships, trusts or other legal entities will be required to submit additional documentation.

BY TELEPHONE. If you have established the telephone redemption privilege on your Purchase Application, you may redeem your shares by calling the Fund at 1-800-644-8595. You should be prepared to give the telephone representative the following information: (i) your account number, social security number and account registration; (ii) the Fund name from which you are redeeming shares; and (iii) the amount to be redeemed. The conversation may be recorded to protect you and the Fund. The Fund employs reasonable procedures to confirm that instructions communicated to its representatives by telephone are genuine. If the Fund fails to employ such reasonable procedures, it may be liable for any loss, damage or expense arising out of any telephone transactions purporting to be on a shareholder's behalf. However, if the Fund acts on instructions it reasonably believes to be genuine, you will bear the loss. For your protection, telephone redemptions will be suspended for a period of 10 days following an address change given over the telephone.

You may instruct the Fund to send your redemption proceeds via federal wire ($1,000 minimum per transaction) or bank transfer to your personal bank. Your instructions should include: (i) your account number, social security number and account registration; (ii) the Fund name from which you are redeeming shares; and (iii) the amount to be redeemed. Wire and bank transfer redemptions can be made only if the privilege has been established on your Purchase Application and you have attached a copy of a voided check or a letter summarizing the wiring instructions of the account where proceeds are to be wired. Your bank may charge you a fee for receiving a wire payment on your behalf.

You cannot redeem shares held in IRAs using the telephone.

SYSTEMATIC WITHDRAWAL PLAN. If your Fund account balance is $10,000 or more, you may elect to have periodic redemptions made from your account on a monthly, quarterly, semi-annual or annual basis by completing the Systematic Withdrawal Plan section of the Purchase Application. The minimum periodic withdrawal is $100 and the transaction normally will be executed on the fifth or twentieth day of the selected month(s). Depending on the size of the payment requested and fluctuation in the net asset value, if any, of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust your account. You also may request that these payments be sent to a predesignated bank account or other designated party. If a shareholder participates in the Systematic Withdrawal Plan, all dividends will automatically be reinvested [unless the shareholder directs otherwise].

EXCHANGE OF FUND SHARES

The Fund offers two convenient ways to exchange shares in one Fund for shares in another Fund in the Trust. Before engaging in an exchange transaction, a shareholder should read carefully the Prospectus describing the Fund into which the exchange will occur. A prospectus for any fund offered by the Trust can be obtained without charge by writing to the Fund at the address listed on the cover of this Prospectus. A shareholder may not exchange shares of one Fund for shares of another Fund if the new Fund is not qualified for sale in the state of the shareholder's residence. Please call the Fund at (800) 644-8595 to see if the fund you are interested in is available in your state. The minimum amount for an initial and subsequent exchange is $50. The Trust may terminate or amend the terms of the exchange privilege at any time upon at least 60 days prior written notice to shareholders of any modification or termination of the exchange privilege.

A new account opened by exchange must be established with the same name(s), address and social security number as the existing account. All exchanges will be made based on the net asset value next determined following receipt of the request by a Fund in good order.

An exchange is taxable as a sale of a security on which a gain or loss may be recognized. See the section entitled "Dividends, Distributions And Federal Income Tax" later in this Prospectus for more information. Shareholders will receive written confirmation of the exchange following completion of the transaction.

EXCHANGE BY MAIL. To exchange Fund shares by mail, simply send a letter of instruction to the Fund. The letter of instruction must include: (i) your account number; (ii) the Fund from and the Fund into which you wish to exchange your investment; (iii) the dollar or share amount you wish to exchange; and (iv) the signatures of all registered owners or authorized parties; (v) for exchanges exceeding $10,000, a signature guarantee by an eligible guarantor institution, including a member of a national securities exchange, or by a commercial bank or trust company, broker/dealer, credit union or savings association.

EXCHANGE BY TELEPHONE. If you have established the telephone exchange privilege on your Purchase Application, you may exchange Fund shares by telephone by simply calling the Fund at (800) 644-8595. You should be prepared to give the telephone representative the following information: (i) your account number, social security or tax identification number and account registration; (ii) the name of the Fund from and the Fund into which you wish to transfer your investment; and (iii) the dollar or share amount you wish to exchange. The conversation may be recorded to protect you and the Funds. Telephone exchanges will be suspended for a period of ten days following a telephone address change. See the section entitled "Redemption Of Fund Shares - By Telephone" later in this Prospectus for a discussion of telephone transactions generally.

INDIVIDUAL RETIREMENT ACCOUNTS

The Fund may be used as a funding medium for traditional and Roth IRAs. In addition, a traditional or Roth IRA may be established through a custodial account with the Fund. Completion of a special application is required in order to create such an account, and the minimum initial investment for an IRA is $2,000. Contributions to IRAs are subject to the limits and conditions established by the Internal Revenue Service. For more information, call the Fund at 1-800-644-8595 or your tax advisor.

Additional account level fees are imposed for IRA accounts.

HOW ARE FUND SHARES VALUED?

The term "net asset value per share," or NAV, means the worth of one share. The NAV is calculated by adding pro rata share of the value of all securities and other assets attributable to the Fund, deducting the pro rata share of Fund liabilities, and dividing the result by the number of shares outstanding.

WHAT IS THE EFFECT OF FEDERAL INCOME TAX ON THIS INVESTMENT?

The Fund intends to distribute substantially all of its net investment income and capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis. Any net capital gains realized are normally distributed in December. Income dividends for the Fund, if any, are declared and paid quarterly.

FEDERAL TAXES. Distributions of gains from the sale of assets held by the Fund for more than one year generally are taxable to shareholders at the applicable long-term capital gains rate, regardless of how long they have owned their Fund shares. Distributions from other sources generally are taxed as ordinary income. A portion of the Fund's dividends may qualify for the dividends-received deduction for corporations. Distributions are taxable when they are paid, whether taken in cash or reinvested in additional shares, except that distributions declared in October, November or December and paid in January are taxable as if paid on December 31. The Fund will send each shareholder an IRS Form 1099-DIV by January 31.

"BUYING A DIVIDEND." On the record date for a distribution of income or capital gains, the Fund's share price is reduced by the amount of the distribution. If shares are bought just before the record date ("buying a dividend"), the full price for the shares will by paid, and a portion of the price will be received back as a taxable distribution.

CONVERSION OF THE FUND. On or before March 2, 1998, common trust and collective investment fund assets managed by the Adviser contributed assets to the Fund in exchange for shares of the Fund. This transfer may result in adverse tax consequences under certain circumstances to either the investors transferring shares from a common trust or collective investment fund for shares of the Fund ("reorganizing shareholders") or to investors who acquire shares of the Fund after a transfer ("new shareholders"). As a result, the Fund may have acquired some securities that have appreciated in value or depreciated in value from the date they were acquired originally. If appreciated securities are sold after the transfer, the amount of the gain would be taxable to new shareholders as well as to reorganizing shareholders. New shareholders would therefore incur a tax liability on distributions of capital gains realized by the Fund even though the value of their investment in the Fund may not have increased. The effect on shareholders who transferred into the Fund would be to reduce their potential liability for tax on capital gains by spreading it over a larger asset base. The opposite may occur if the Fund acquires securities having an unrealized capital loss. In that case, shareholders who transferred into the Fund will be unable to utilize the loss to offset gains, but, because the transfer will not result in any gains, the inability of shareholders who transferred into the Fund to utilize unrealized losses will have no immediate tax effect. For new shareholders, to the extent that unrealized losses are realized by the Fund, new shareholders may benefit by any reduction in net tax liability attributable to the losses.

OTHER TAX INFORMATION. The information above is only a summary of some of the Federal tax consequences generally affecting the Fund and its shareholders, and no attempt has been made to discuss individual tax consequences generally affecting the Fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to Federal tax, distributions may be subject to state or local taxes. Shareholders should consult their tax advisers for details and up-to-date information on the tax laws in your state to determine whether the Fund is suitable given your particular tax situation.

When you sign your account application, you will be asked to certify that your taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you do not comply with IRS regulations, the IRS can require the Fund to withhold 31% of taxable distributions from your account.

FINANCIAL HIGHLIGHTS

The Financial Highlights Table is presented to help you understand the Fund's financial performance since its inception. All "per share" information reflects financial results for a single Fund share. This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling the Fund at 1-800-644-8595.


FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the period indicated:


                                                                           Equity Fund
                                                          For the                         For the Period
                                                         Year Ended                        March 2, 1998
                                                       April 30, 1999                    to April 30, 1998
                                                     -----------------------------------------------------

Selected Per-Share Data:
Net asset value - beginning of period                      $10.44                             $10.00
                                                     -----------------------------------------------------
Income from investment operations:
  Net investment income                                      0.14                               0.01
  Net realized and unrealized gain on investments            0.81                               0.44
                                                     -----------------------------------------------------
  Total income from investment operations                    0.95                               0.45
                                                     -----------------------------------------------------
Distributions:
  From net investment income                                (0.14)                             (0.01)
  From net realized gain                                    (0.14)                              -
                                                     -----------------------------------------------------
  Total distributions                                       (0.28)                             (0.01)
                                                     -----------------------------------------------------
Net asset value - end of period                            $11.11                             $10.44
                                                     -----------------------------------------------------
                                                     -----------------------------------------------------
Total Return                                                 9.39%                              4.54%
                                                     -----------------------------------------------------
                                                     -----------------------------------------------------
Ratios and Supplemental Data:
Net assets, end of period (000)                           $94,373                           $101,614
                                                     -----------------------------------------------------
                                                     -----------------------------------------------------
Ratio of expenses to average net assets                      0.95%                              0.95%(1)
                                                     -----------------------------------------------------
                                                     -----------------------------------------------------
Ratio of net investment income to
  average net assets                                         1.41%                              0.84%(1)
                                                     -----------------------------------------------------
                                                     -----------------------------------------------------
Ratio of expenses to average net
  assets without fee waivers                                 1.11%                              1.17%(1)
                                                     -----------------------------------------------------
                                                     -----------------------------------------------------
Ratio of net investment income to
  average net assets without fee waivers                     1.25%                              0.62%(1)
                                                     -----------------------------------------------------
                                                     -----------------------------------------------------
Portfolio turnover rate                                     25.26%                             14.20%(1)
                                                     -----------------------------------------------------
                                                     -----------------------------------------------------

(1)  Annualized

 ADDITIONAL INFORMATION ABOUT THE FUND
--------------------------------------------------------------------------------

If you would like more information about the Fund, the following documents are available free upon request.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains additional information about all aspects of the Fund. A current SAI has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a copy of the SAI, write or call the Fund at the address or phone number listed below. The SEC also maintains a Web site located at http://www.sec.gov that contains the SAI, material incorporated herein by reference, and other information regarding the Fund.

ANNUAL AND SEMI-ANNUAL REPORTS

The Fund's annual and semi-annual reports provide additional information about the Fund's investments. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   TO OBTAIN THE SAI OR THE MOST RECENT ANNUAL OR SEMI-ANNUAL REPORT FOR THE FUND YOU MAY WRITE TO THE ARISTATA EQUITY FUND, C/O ALPS MUTUAL FUNDS SERVICES, INC. AT 370 17TH STREET, SUITE 3100, DENVER, COLORADO 80202 OR CALL
                           THE FUND AT 1-800-644-8595.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------







Investment Company Act File No. 811-

                       FINANCIAL INVESTORS TRUST

                    U.S. TREASURY MONEY MARKET FUND
                   U.S. GOVERNMENT MONEY MARKET FUND
              PRIME MONEY MARKET FUND (CLASSES I AND II)



                  370 Seventeenth Street, Suite 3100
                        Denver, Colorado 80202

                          ____________, 1999

General Information: (800) 298-3442

                  STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information ("SAI") is not a prospectus and is only authorized for distribution when preceded or accompanied by the prospectus for shares of the U.S. Treasury Money Market Fund (the "Treasury Fund"), the U.S. Government Money Market Fund (the "Government Fund"), or the Prime Money Market Fund (the "Prime Fund") (collectively, the "Funds"), dated ___________, 1999 (the "Prospectus"). This SAI contains additional and more detailed information than that set forth in each Prospectus and should be read in conjunction with the Prospectus. The Funds' most recent Annual Report is incorporated herein by reference. A free copy of the Annual Report and additional copies of the Prospectus can be obtained by calling the toll-free number printed above.

                           TABLE OF CONTENTS

                                                                  Page No.

  Investment Restrictions ..............................................3

  Investment Instruments ...............................................4

  Management ...........................................................8

  Calculation of Yields and Performance Information ...................11

  Determination of Net Asset Value ....................................13

  Portfolio Transactions ..............................................14

  Exchange Privilege ..................................................14

  Redemptions .........................................................15

  Federal Income Taxes.................................................15

  Shares of Beneficial Interest .......................................16

  Distribution Plan ...................................................18

  Other Information ...................................................19

  Custodian and Sub-Custodian .........................................19

  Experts .............................................................19

  Financial Statements.................................................19

                     INVESTMENT POLICIES AND RISKS

      Financial Investors Trust (the "Trust") is an open-end, diversified management investment company with multiple investment portfolios. The Trust is a Delaware business trust established under a Declaration of Trust dated November 30, 1993. Three of its investment portfolios are discussed in this SAI.

      THE TREASURY FUND seeks to provide investors with as high a level of current income as is consistent with preservation of capital and liquidity by investing exclusively in U.S. Treasury bills, notes and other direct obligations of the U.S. Treasury and repurchase agreements fully collateralized by direct U.S. Treasury obligations. The Fund is required to maintain a dollar-weighted average portfolio maturity of 90 days or less and seeks to maintain its net asset value per share at $1.00 for purposes of purchases and redemptions.

      THE GOVERNMENT FUND seeks to provide investors with as high a level of current income as is consistent with the preservation of capital and liquidity by investing exclusively in obligations of the U.S. Government, its agencies and instrumentalities and repurchase agreements fully collateralized by such obligations. The Fund is required to maintain a dollar-weighted average portfolio maturity of 90 days or less and seeks to maintain its net asset value per share at $1.00 for purposes of purchases and redemptions.

      THE PRIME FUND seeks to provide investors with as high a level of current income as is consistent with the preservation of capital and liquidity by investing in a defined group of short-term, U.S. dollar denominated money market instruments. The Fund is required to maintain a dollar-weighted average portfolio maturity of 90 days or less and seeks to maintain its net asset value per share at $1.00 for purposes of purchases and redemptions.

      Shares of the Funds are offered for sale by ALPS Mutual Funds Services, Inc., the Sponsor and Distributor, as an investment vehicle for institutional and high net worth investors.

      The Prospectus discusses the investment objectives of the Funds and the policies to be employed to achieve those objectives. This section contains supplemental information concerning certain types of securities and other instruments in which the Funds may invest, the investment policies and portfolio strategies that the Funds may utilize, and certain risks attendant to such investments, policies and strategies.

      The following information supplements the discussion of the investment objectives and policies of the Funds in each Fund's Prospectus.

      U.S. TREASURY OBLIGATIONS. Each Fund may invest, and the Treasury Fund invests exclusively, in direct obligations of the United States Treasury which have remaining maturities of 13 months or less and related repurchase agreements. The United States Treasury issues various types of marketable securities consisting of bills, notes, bonds and other debt securities. They are direct obligations of the United States Government and differ primarily in the length of their maturity. Treasury bills, the most frequently issued marketable United States Government security, have a maturity of up to one year and are issued on a discount basis.

      U.S. GOVERNMENT AGENCIES. The Government Fund and the Prime Fund may invest in obligations issued or guaranteed by the United States Government or its agencies or instrumentalities which have remaining maturities not exceeding thirteen months. Agencies and instrumentalities which issue or guarantee debt securities and which have been established or sponsored by the United States Government include the Banks for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation, the Federal Intermediate Credit Banks, the Federal Land Banks, the Federal National Mortgage Association and the Student Loan Marketing Association. United States Government agency and instrumentality obligations include master notes issued by these entities but do not include obligations of the World Bank, The Inter-American Development Bank or the Asian Development Bank.

      ASSET-BACKED SECURITIES (Prime Fund). Asset-backed securities purchased by the Fund may include pools of mortgages, loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. Asset-backed securities involve certain risks that are not posed by mortgage-related securities, resulting mainly from the fact that asset-backed securities do not usually contain the complete benefit of a security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on these securities. The risks associated with asset-backed securities are often reduced by the addition of credit enhancements such as a letter of credit from a bank, excess collateral or a third-party guarantee. However, the extent of the credit enhancement may differ amongst securities and generally only applies to a fraction of the securities' value. With respect to asset-backed securities arising from secured debt (such as automobile receivables), there is a risk that parties other than the originator and servicer of the loan may acquire a security interest superior to that of the securities holders.

      BANK OBLIGATIONS (Prime Fund). These obligations include negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations issued or supported by banks. The Funds' policy on concentration in bank obligations and a description of the banks the obligations of which the Fund may purchase are set forth in the Fund's prospectus. A certificate of deposit is a short-term, interest-bearing negotiable certificate issued by a commercial bank against funds deposited in the bank. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of foreign branches of United States banks or foreign banks which are payable on a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party.

      COMMERCIAL PAPER (Prime Fund). Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations, financial institutions and government agencies and instrumentalities (but only in the case of taxable securities). All commercial paper purchased by the Fund is, at the time of investment, required to be rated (or issued by an issuer with a similar security rated) in the highest short-term rating category by two or more Nationally Recognized Statistical Ratings Organizations ("NRSROs"), or the only NRSRO rating the security, or if unrated, determined to be of comparable credit quality by the Adviser. Because variable rate master demand notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that they will be traded. There is no secondary market for variable rate master demand notes, although they are redeemable, and thus immediately repayable by the borrower, at principal amount, plus accrued interest, at any time.

      CORPORATE DEBT SECURITIES (Prime Fund). Investments in these securities are limited to non-convertible corporate debt securities such as bonds and debentures which have thirteen months or less remaining to maturity and which are rated "A" or better by Standard & Poor's and "A" or better by Moody's and of comparable high quality ratings by other NRSROs that have rated such securities.

      The rating "P-1" is the highest commercial paper rating assigned by Moody's and the ratings "A-1" and "A-1+" are the highest commercial paper ratings assigned by Standard & Poor's. Debt securities rated "Aa" or better by Moody's or "AA" or better by Standard & Poor's are generally regarded as high-grade obligations. Those rated "Aaa" by Moody's or "AAA" by Standard & Poor's are judged to be of the highest quality and exhibit an extremely strong ability to pay interest and repay principal. Those rated "Aa" by Moody's or "AA" by Standard & Poor's are judged to be of high quality by all standards and differ from higher rated issues only in a small degree with respect to their ability to pay interest and repay principal. Those rated "A" by Moody's and Standard & Poor's possess many favorable attributes and are to be considered as upper medium grade obligations, although they may be more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

      After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. However, if the security is downgraded to a level below that permitted for money market funds under Rule 2a-7 of the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund's adviser must report such event to the Board of Trustees as soon as possible to permit the Board to reassess the security promptly to determine whether it may be retained as an eligible investment for the Fund. To the extent-the ratings given by a NRSRO may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Fund's Prospectus and in this SAI.

      LOANS OF PORTFOLIO SECURITIES (Prime Fund). The Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided:
(1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or letters of credit maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and obtain the return of the securities loaned within five business days; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed 30% of the total assets of the Fund.

      The Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested in short-term money market instruments. In connection with lending securities, the Fund may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.

      MORTGAGE-RELATED SECURITIES. The Government Fund and the Prime Fund may, consistent with their respective investment objective and policies, invest in mortgage-related securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

      Mortgage-related securities, for purposes of the Fund's Prospectus and this SAI, represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as the Government National Mortgage Association and government-related organizations such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers, and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If the Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. To an even greater extent than other interest-bearing securities, the prices of such securities may be extremely sensitive to, and inversely affected by, changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment. For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages and, therefore, it is not possible to predict accurately the security's return to the Fund. Lower than estimated prepayments from an increase in interest rates might alter the expected average life of such securities and increase volatility. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested.

      There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities created by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Government to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie

Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States. The FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as ("Freddie Macs" or "PCs"). The FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC currently guarantees timely payment of interest and either timely payment of principal or eventual payment of principal, depending upon the date of issue. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

      REPURCHASE AGREEMENTS. Each Fund may invest in securities pursuant to repurchase agreements, whereby the seller agrees to repurchase such securities at the Fund's cost plus interest within a specified time (generally one day). The securities underlying the repurchase agreements will consist exclusively of U.S. Government obligations in which the Funds are otherwise permitted to invest. While repurchase agreements involve certain risks not associated with direct investments in the underlying securities, the Funds will follow procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized banks and registered broker-dealers having creditworthiness determined by the Adviser to be substantially equivalent to that of issuers of debt securities rated investment grade. In addition, the Funds' repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement, and that the Funds' custodian will take possession of such collateral. In the event of a default or bankruptcy by the seller, the Funds will seek to liquidate such collateral. However, the exercise of the Funds' right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, a Fund could suffer a loss. Repurchase agreements are considered to be loans by an investment company under the Investment Company Act of 1940 (the "1940 Act"). There is no limit on the amount of the Funds' net assets that may be subject to repurchase agreements having a maturity of, or a liquidation feature permitting termination within a period of, seven days or less. The Funds do not presently intend to enter into repurchase agreements which will cause more than 10% of a Fund's net assets to be subject to repurchase agreements having a maturity beyond seven days.

      REVERSE REPURCHASE AGREEMENTS (Prime Fund). The Fund may borrow funds by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price. The Fund will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, the Fund will maintain in a segregated account cash, or other liquid assets (as determined by the Board) of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

      STRIPPED GOVERNMENT SECURITIES. Stripped securities are created by separating the income and principal components of a debt instrument and selling them separately. The Fund may purchase U.S. Treasury STRIPS (Separate Trading of Registered Interest and Principal of Securities) that are created when the coupon payments and the principal payment are stripped from an outstanding Treasury bond by the Federal Reserve Bank. Bonds issued by the Resolution Funding Corporation (REFCORP) can also be stripped in this fashion. REFCORP STRIPS are eligible investments for the Fund.

      The Fund may also purchase privately stripped government securities, which are created when a dealer deposits a Treasury security or federal agency security with a custodian for safekeeping and then sells the coupon payments and principal payments that will be generated by this security. Proprietary receipts, such as Certificates of Accrual on Treasury Securities (CATS), Treasury Investment Growth Receipts (TIGRs), and generic Treasury Receipts (TRs), are stripped U.S. Treasury securities that are separated into their component parts through trusts created by their broker sponsors. Bonds issued by the Financing Corporation (FICO) can also be stripped in this fashion.

      Because of the SEC's views on privately stripped government securities, the Fund must evaluate them as it would non-government securities pursuant to regulatory guidelines applicable to all money market funds. Accordingly, the Fund currently intends to purchase only those privately stripped government securities that have either received the highest rating from two NRSROs (or one, if only one has rated the security), or, if unrated, been judged to be of equivalent quality by GEIM.

      VARIABLE AND FLOATING RATE DEMAND OBLIGATIONS (VRDOs/FRDOs) are obligations that bear variable or floating interest rates and carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. Floating rate securities have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the VRDO or FRDO that approximates its par value.

      A demand instrument with a conditional demand feature must have received both a short-term and a long-term high quality rating, or, if unrated, have been determined to be of comparable quality pursuant to procedures adopted by the Trustees. A demand instrument with an unconditional demand feature may be acquired solely in reliance upon a short-term high quality rating or, if unrated, upon a finding of comparable short-term quality pursuant to procedures to be adopted by the Trustees.

      The Prime Fund may invest in fixed-rate bonds that are subject to third party puts and in participation interests in such bonds held by a bank in trust or otherwise. These bonds and participation interests have tender options or demand features that permit the Fund to tender (or put) its bonds to an institution at periodic intervals and to receive the principal amount thereof. The Fund considers variable rate instruments structured in this way (Participating VRDOs) to be essentially equivalent to other VRDOs it purchases.

      The Prime Fund may invest in variable or floating rate instruments that ultimately mature in more than 397 days, if the Fund acquires a right to sell the instruments that meets certain requirements set forth in Rule 2a-7. A variable rate instrument (including instruments subject to a demand feature) that matures in 397 days or less may be deemed to have a maturity equal to the earlier of the period remaining until the next readjustment of the interest rate or the date on which principal can be recovered on demand. A variable rate instrument that matures in greater than 397 days but that is subject to a demand feature that is 397 days or less may be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand. A floating rate instrument that matures in more than 397 days but that is subject to a demand feature may be deemed to have a maturity equal to the period remaining until the principal amount may be recovered through demand. A floating rate instrument that matures in 397 days or less shall be deemed to have a maturity of one day.

      The Government Fund and the Prime Fund may invest in variable and floating rate instruments of the U.S. Government, and its agencies and instrumentalities, with remaining maturities of 397 days or more provided that they are deemed to have a maturity of less than 397 days as defined in accordance with the rules of the SEC. A variable rate instrument that matures in 397 days or more may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

      WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES (Prime Fund). The Fund may purchase securities on a when issued or delayed-delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the transaction. The securities so purchased are subject to market fluctuation during this period and no income accrues to the Fund until settlement takes place. To facilitate such acquisitions, the Fund will maintain with the custodian a separate account with a segregated portfolio of liquid securities in an amount at least equal to such commitments. On the delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities held in the separate account and/or from cash flow. While the Fund normally enters into these transactions with the intention of actually receiving or delivering the securities, it may sell these securities before the settlement date or enter into new commitments to extend the delivery date into the future, if the Adviser considers such action advisable as a matter of investment strategy. Such securities have the effect of leverage on a Fund and may contribute to volatility of the Fund's net asset value.

      ZERO COUPON SECURITIES. The Funds may invest in zero coupon securities. Zero Coupon Bonds purchased by the Fund do not make regular interest payments; instead they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change. In calculating its daily dividend, the Fund takes into account as income a portion of the difference between a zero coupon bond's purchase price and its face value. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are more sensitive to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities.

                        INVESTMENT RESTRICTIONS

      The Funds observe the following fundamental investment restrictions which can be changed only when permitted by law and approved by a majority of a Fund's outstanding voting securities. A "majority of a Fund's outstanding voting securities" means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented in person or by proxies or (ii) more than 50% of the outstanding shares.

The Funds may not:

      (1) purchase securities on margin or purchase real estate or interests therein, commodities or commodity contracts, or make loans, and except that the Funds may purchase or hold short-term debt securities and enter into repurchase agreements with respect to its portfolio securities as described in the Prospectus. For this purpose, repurchase agreements are considered loans;

      (2) invest more than 5% of the current value of the total assets of a Fund in the securities of any one issuer, other than obligations of the United States Government or its agencies or instrumentalities, and repurchase agreements fully collateralized by direct obligations of the U.S. Government;

     (3) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the investments of a Fund in that industry would exceed 25% of the current value of the total assets of the Fund, except that there is no limitation with respect to investments in obligations of the United States Government, its agencies or instrumentalities and that the Prime Fund may invest more than 25% of the value of its total assets in securities issued b-y domestic banks;

     (4) engage in the underwriting of securities of other issuers, except to the extent that a Fund may be deemed to be an underwriter in selling, as part of an offering registered under the Securities Act of 1933, as amended, securities which it has acquired; or participate on a joint or joint-and-several basis in any securities trading account. The "bunching" of orders with other accounts under the management of the Adviser to save commissions or to average prices among them is not deemed to result in a securities trading account;

      (5) effect a short sale of any security, or issue senior securities except as permitted in paragraph (6). For purpose of this restriction, the purchase and sale of financial futures contracts and related options does not constitute the issuance of a senior security;

     (6) issue senior securities or otherwise borrow money, except that each Fund may borrow from banks as a temporary measure for emergency purposes where such borrowings would not exceed 10% (33 1/3% for the Prime Fund) of a Fund's total assets (including the amount borrowed) taken at market value; or pledge, mortgage or hypothecate its assets, except to secure indebtedness permitted by this paragraph and then only if such pledging, mortgaging or hypothecating does not exceed 10% (33 1/3% for the Prime Fund) of the Fund's total assets taken at market value:

      (7) invest more than 10% of the total assets of a Fund in the securities of other investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act;

      (8) invest in any security, including repurchase agreements maturing in over seven days without a liquidation feature or other illiquid investments which are subject to legal or contractual delays on resale or which are not readily marketable, if as a result more than 10% of the market value of a Fund's assets would be so invested;

      (9) purchase interests in oil, gas, or other mineral exploration programs of real estate and real estate mortgage loans except as provided in the Prospectus;

     (10) have dealings on behalf of a Fund with Officers and Trustees of the Fund, except for the purchase or sale of securities on an agency or commission basis, or make loans to any officers, directors or employees of the Fund; and

     (11) purchase equity securities or other securities convertible into equity securities.

     There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in the market value of an investment, in the net or total assets of a Fund, in the securities rating of the investment, or any other later change.

                              MANAGEMENT

TRUSTEES AND OFFICERS

      The Trust's Board of Trustees oversees the overall management of the Funds and elects the officers of the Trust. The principal occupations for the past five years of the Trustees and executive officers of the Trust are listed below. The address of each, unless otherwise indicated, is 370 Seventeenth Street, Suite 3100, Denver, Colorado 80202. Trustees deemed to be "interested persons" of the Trust for purposes of the Investment Company Act of 1940, as amended, are indicated by an asterisk. All of the Trustees were elected at a Special Meeting of shareholders held March 21, 1997. [UPDATE]


           NAME (AGE)               POSITION(S) HELD WITH FUNDS               PRINCIPAL OCCUPATION DURING PAST 5 YEARS**
----------------------------------------------------------------------------------------------------------------------------------
 W. Robert Alexander* (71)      Trustee, Chairman and               Mr. Alexander, a member of the Board of Trustees since
                                President                           December 1993, is the Chief Executive Officer of ALPS Mutual
                                                                    Funds Services, Inc. which provides administration and
                                                                    distribution services for proprietary mutual fund complexes.
                                                                    Prior to co-founding ALPS, Mr. Alexander was Vice Chairman of
                                                                    First Interstate Bank of Denver, responsible for Trust,
                                                                    Private Banking, Retail Banking, Cash Management Services and
                                                                    Marketing.  Mr. Alexander is currently a member of the Board of Trustees of the Colorado Trust, Colorado's largest
                                                                    foundation as well as a Trustee of the Hunter and Hughes
                                                                    Trusts.  Because of his affiliation with ALPS, Mr. Alexander is considered an "interested" Trustee of Financial Investors
                                                                    Trust.

 Mary K. Anstine (58)           Trustee                             President/Chief Executive Officer, HealthONE, Denver, CO;
                                                                    Former Executive Vice President, First Interstate Bank of
                                                                    Denver.  Ms. Anstine is currently a Director of the Trust Bank of Colorado, Trustee of the Denver Area Council of the Boy
                                                                    Scouts of America, a Director of the Junior Achievement Board
                                                                    and the Colorado Uplift Board, and a member of the Advisory
                                                                    Boards for the Girl Scouts Mile Hi Council and the Hospice of
                                                                    Metro Denver.  Formerly, Ms. Anstine served as a Director of
                                                                    ALPS from October 1995 to December 1996; Director of
                                                                    HealthONE; a member of the American Bankers Association Trust
                                                                    Executive Committee; and Director of the Center for Dispute
                                                                    Resolution.

 Edwin B. Crowder (68)          Trustee                             Mr. Crowder currently operates a marketing concern with
                                                                    operations in the U.S. and Latin America.  He has previously engaged in business pursuits in the restaurant, oil and gas drilling, and real estate development industries.  Mr. Crowder is a former Director of Athletics and head football coach at the University of Colorado.

 Robert E. Lee                  Trustee                             Mr. Lee has been a Director of Storage Technology Corporation since 1989 and of Equitable of Iowa since 1981.  Mr. Lee was the Executive of The Denver Foundation from 1989 to 1996, and is currently the Executive Director of Emeritus.  Mr. Lee is also a Director of Meredith Capital Corporation and Source
                                                                    Capital Corporation.

 John R. Moran, Jr. (69)        Trustee                             Mr. Moran is President of The Colorado Trust, a private
                                                                    foundation serving the health and hospital community in the
                                                                    State of Colorado.  An attorney, Mr. Moran was formerly a
                                                                    partner with the firm of Kutak Rock & Campbell in Denver,
                                                                    Colorado and a member of the Colorado House of
                                                                    representatives.  Currently, Mr. Moran is a member of the
                                                                    Board of Directors and Treasurer of Grantmakers in Health; a
                                                                    Director of the Conference of Southwest Foundations; a member of the Treasurer's Office Investment Advisory Committee for
                                                                    the University of Colorado; a Trustee of the Robert J. Kutak
                                                                    Foundation; Director of the Colorado Wildlife Heritage
                                                                    Foundation; and a member of the Alumni Council of the
                                                                    University of Denver College of Law.

 H. David Lansdowne  (52)       Vice President                      President and CEO of Tempest, Isenhart, Chafee, Lansdowne and
                                                                    Associates since January 1998.  [PROVIDE EMPLOYMENT HISTORY
                                                                    SINCE 1994.]

 Robert Alder (57)              Vice President                      Executive Vice President of Tempest, Isenhart, Chafee,
                                                                    Lansdowne and Associates since January 1998.  [PROVIDE
                                                                    EMPLOYMENT HISTORY SINCE 1994.]



 William Paston (43)            Vice President and                  Product Development Manager of ALPS Mutual Funds Services,
                                Treasurer                           Inc. since February 1994.  Prior to joining ALPS, Mr. Paston was an associate with Lipper Analytical Services, coordinating that firm's marketing effort in the banking industry.



 Russell C. Burk (40)           Secretary                           Mr. Burk has been General Counsel of ALPS Mutual Funds
                                                                    Services, Inc., the Administrator and Distributor, since
                                                                    February 1999.  Prior to joining ALPS, Mr. Burk served as
                                                                    Securities Counsel for Security Life of Denver, A subsidiary of ING Group.  Prior to joining Security Life, Mr. Burk served as General Counsel for RAF Financial Corporation, member NASD.



 Jeremy May (29)                Assistant Treasurer                 Mr. May is Director of Mutual Fund Operations at ALPS Mutual
                                                                    Funds Services, Inc., the Administrator and Distributor, since
                                                                    October 1997.  Prior to joining ALPS, Mr. May was an auditor with Deloitte & Touche LLP in their Denver office.

**Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

      Effective after the April 21, 1998 meeting of the Board, non-interested Trustees of the Trust receive from the Trust an annual fee in the amount of $4,000 and $500 for attending each Board meeting. Prior to this meeting, the noninterested Trustees received no annual fee and $1,000 for attending each Board meeting. The Trustees are reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings.

--------------------------------------------------------------------------
                                PENSION OR                 AGGREGATE
                                RETIREMENT     ESTIMATED   COMPENSATION
                  AGGREGATE     BENEFITS       ANNUAL      FROM THE TRUST
                  COMPENSATION  ACCRUED AS     BENEFITS    AND FUND
                  FROM THE      PART OF FUND   UPON        COMPLEX PAID
                  TRUST         EXPENSES       RETIREMENT  TO TRUSTEES
--------------------------------------------------------------------------
Mary K. Anstine,
Trustee           $4,000(1)     $0             $0          $4,000
--------------------------------------------------------------------------
Edwin B. Crowder,
Trustee           $4,000(1)     $0             $0          $4,000
--------------------------------------------------------------------------
John R. Moran, Jr.
Trustee           $4,000(1)     $0             $0          $4,000
--------------------------------------------------------------------------

(1) Member of the Audit Committee.

      As of the date of this Statement of Additional Information the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of the Trust. [CONFIRM.]

      INVESTMENT ADVISER. The Trust retains GE Investment Management Incorporated, (the "Adviser") as investment adviser for each Fund. GEIM is a wholly owned subsidiary of General Electric Company ("GE").

      Through GEIM and General Electric Investment Corporation ("GEIC"), an affiliated company of GEIM, wholly owned by GE, and their predecessors, GE has more than 70 years of investment management experience. GEIM and GEIC collectively provide investment management services to various institutional accounts with total assets as of March 31, 1999 in excess of $______ billion, of which more than $_____ billion was invested in mutual funds.

      Each Advisory Contract provides that the Adviser will manage the portfolio of each Fund and will furnish to each Fund investment guidance and policy direction in connection therewith. The Adviser has agreed to provide to the Trust, among other things, information relating to money market portfolio composition, credit conditions and average maturity of the portfolio of each Fund. Pursuant to each Advisory Contract, the Adviser also furnishes to the Trust's Board of Trustees periodic reports on the investment performance of the Funds.

      SPONSOR AND DISTRIBUTOR. Shares of the Funds are offered on a continuous basis through ALPS Mutual Funds Services, Inc., 370 17th Street, Suite 3100, Denver, CO 80202 ("ALPS"), the Distributor, pursuant to the Distribution Contract. The Distributor is not obligated to sell any specific amount of shares.

      ADMINISTRATOR. Pursuant to the Administrative Services Contract, ALPS: (i) provides administrative services reasonably necessary for the operation of the Funds (other than those services which are provided by the Adviser pursuant to each Advisory Contract); (ii) provides the Funds with office space and office facilities reasonably necessary for the operation of the Funds; and (iii) employs or associates with itself such persons as it believes appropriate to assist it in performing its obligations under the Administrative Services Contract. ALPS also serves as the Funds' transfer agent, and as their Bookkeeping and Pricing Agent.

FEES AND EXPENSES

     As compensation for advisory, management and administrative services, the Adviser and ALPS (the "Administrator") are paid a monthly fee at the following annual rates:

TREASURY FUND:

   PORTION OF AVERAGE DAILY     ADVISORY     ADMINISTRATIVE(1)       TOTAL
  VALUE OF NET ASSETS OF THE
             FUND
---------------------------------------------------------------------------
 Not exceeding $500 million       0.05%            0.26%             0.31%
---------------------------------------------------------------------------
 In excess of $500 million        0.075%           0.24%             0.315%
 but not exceeding $1 billion
---------------------------------------------------------------------------
 In excess of $1 billion but      0.10%            0.22%             0.32%
 not exceeding $1.5 billion
---------------------------------------------------------------------------
 In excess of $1.5 billion        0.15%            0.22%             0.37%
---------------------------------------------------------------------------

GOVERNMENT AND PRIME FUNDS:

   PORTION OF AVERAGE DAILY     ADVISORY     ADMINISTRATIVE(1)       TOTAL
  VALUE OF NET ASSETS OF THE
             FUND
---------------------------------------------------------------------------
 Not exceeding $500 million       0.04%            0.16%             0.20%
---------------------------------------------------------------------------
 In excess of $500 million        0.06%            0.14%             0.20%
 but not exceeding $1 billion
---------------------------------------------------------------------------
 In excess of $1 billion          0.08%            0.12%             0.20%
---------------------------------------------------------------------------


(1) Subject to a minimum monthly fee of $50,000 for the Treasury Fund and $30,000 for the Government and Prime Funds.

      At a meeting held on January 20, 1997, the Trustees approved new Advisory Contracts with the Adviser on behalf of the Treasury and Government Funds. The new Advisory Contracts were submitted to shareholders of each respective Fund for their consideration pursuant to a Proxy Statement dated March 3, 1997, and subsequently approved by a majority of the shareholders of each respective Fund at a Special Meeting held on March 21, 1997. Effective March 24, 1997, the Adviser assumed the role of Adviser to each Fund. During the period March 24, 1997 through April 30, 1997, the Adviser earned $8,799 and $3,542 in advisory fees from the Treasury and Government Funds, respectively. During the fiscal year ended April 30, 1998, the Adviser earned $78,117 and $52,818 in advisory fees from the Treasury and Government Funds, respectively. During the fiscal year ended April 30, 1999, the Adviser earned $66,847, $82,280 and $10,306 in advisory fees from the Treasury, Government and Prime Funds, respectively.

      From the inception of each Fund through March 23, 1997, FGIC Advisors, Inc. ("FGIC") served as the Investment Adviser to the Treasury and Government Funds. During the period May 1, 1996 to March 23, 1997, FGIC earned the following advisory fees (the Prime Fund had not commenced operations as of March 23, 1997):

--------------------------------------------------
U.S. TREASURY MONEY MARKET FUND
--------------------------------------------------
Advisory fees earned                  $739,988
--------------------------------------------------
Advisory fees waived                  $(739,988)
--------------------------------------------------
U.S. GOVERNMENT MONEY MARKET FUND
--------------------------------------------------
Advisory fees earned                  $110,066
--------------------------------------------------
Advisory fees waived                  $(110,066)
--------------------------------------------------

      The Administrative fees earned by the Administrator under the Administrative Services Agreement for the last three fiscal periods were as follows (the Prime Fund commenced operations on December 10, 1998):


                                     FISCAL PERIOD ENDED APRIL 30,
                                   1999           1998           1997
                                   ----           ----           ----
U.S. TREASURY MONEY MARKET
FUND
---------------------------------------------------------------------------
Administrative fees earned    $142,027       $665,343       $750,000
---------------------------------------------------------------------------
Administrative fees waived    $(118,340)     $(349,614)     $(75,890)
---------------------------------------------------------------------------
U.S. GOVERNMENT MONEY
MARKET FUND
---------------------------------------------------------------------------
Administrative fees earned    $367,491       $294,083       $92,781
---------------------------------------------------------------------------
Administrative fees waived    $(88,651)      $(143,513)     $(3,949)
---------------------------------------------------------------------------
PRIME MONEY MARKET FUND
CLASS I
---------------------------------------------------------------------------
Administrative fees earned    $142,027
---------------------------------------------------------------------------
Administrative fees waived    $(118,340)
---------------------------------------------------------------------------

      The Administrator has stated that it will voluntarily waive a portion of the administrative fees otherwise payable by each Fund, as well as voluntarily assume a portion of each Fund's expenses, to the extent necessary to maintain a total expense ratio of not more than .33%, .20%, .20% and .45% of the average net assets of the Treasury Fund, Government Fund, Prime Fund Class I and Prime Fund Class II, respectively. The Administrator reserves the right to modify or terminate the fee waiver and assumption of expenses at any time.

      Except for the expenses paid by the Adviser under the Advisory Contract and the Administrator under the Administrative Services Contract, each Fund bears all costs of its operations. Expenses attributable to the Funds are charged against the assets of each Fund, respectively.

      The Advisory Contract, Distribution Contract and Administrative Services Contract will continue in effect with respect to each Fund from year to year provided such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of a Fund or by the Trust's Trustees; and (ii) by a majority of the Trustees who are not parties to such contracts or "interested persons" (as defined under the 1940 Act) of any such party. Each contract may be terminated with respect to a Fund at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940) or by a vote of a majority of the Trustees. The Advisory Contract, Administrative Services Contract and the Distribution Contract shall terminate automatically in the event of their assignment (as defined in the 1940 Act).

      The Trust incurs administration expenses based on the terms of the Administrative Services Agreement. In the absence of certain fee waivers and reimbursements, administration fees borne by the Funds might not be in proportion to relative Fund assets.

           CALCULATION OF YIELDS AND PERFORMANCE INFORMATION

      From time to time, each class of the Fund may quote its "yield" and "total return" in advertisements or in communications to shareholders. BOTH PERFORMANCE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE.

      Current yield (or "SEC Seven Day Yield") for each Fund will be based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular 7-day period, less a pro-rata share of a Fund's expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Funds assumes that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula: Effective Yield = [(Base Period Return + 1) TO THE POWER OF 365/7] - 1. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of the assumed reinvestment.

      As of April 30, 1999, the Seven Day Effective Yield and the SEC Seven Day Yield for the Treasury Fund was _____% and _____%, respectively. As of April 30, 1999, the Seven Day Effective Yield and the SEC Seven Day Yield for the Government Fund was _____% and _____%, respectively.

      Each Fund may, from time to time, include its average annual total returns in advertisements or reports to shareholders or prospective investors.

      Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5 and -10 years (up to the life of the Fund), calculated pursuant to the following formulas:

           n
     P(l+T)  = ERV

          or

                 1/n
     T = [C (ERV)   -1]
     P

      All total return figures will reflect a proportional share of Fund expenses (net of certain reimbursed expenses) on an annual basis, and will assume that all dividends and distributions are reinvested when paid. Quotations of total return will reflect only the performance of a hypothetical investment in the Funds during the particular time period shown. Total return for the Fund will vary based on changes in the market conditions and the level of a Fund's expenses, and no reported performance figure should be considered an indication of performance, which may be expected in the future.

      The yield and total return for each Class of the Prime Fund are calculated separately due to separate expense structures. The yield and total return of Class II will be lower than that of Class I.

      In connection with communicating its total return to current or prospective shareholders, each Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating or ranking services or to other unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs. For example, the Fund's yields may be compared to the IBC/DONOGHUE'S MONEY FUND AVERAGE, which is an average compiled by IBC/DONOGHUE'S MONEY FUND REPORT. In addition, yields may be compared to the average yields reported by the Bank Rate Monitor for money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan statistical areas.

      Since yields fluctuate, you cannot necessarily use yield data to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Yield is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses and market conditions. Any fees charged by service institutions directly to their customer accounts in connection with investments in shares of the Fund will not be included in the Fund's calculations of yield or total return.

      From time to time, in marketing pieces and other Fund literature, the Funds' total performance may be compared to the performance of broad groups of comparable funds or unmanaged indices of comparable securities. Evaluations of Fund performance made by independent sources may also be used in advertisements concerning the Funds. Sources for Fund performance information may include, but are not limited to, the following:

Barron's, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

Business Week, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds investing abroad.

Changing Times, The Kiplinger Magazine, a monthly investment advisory publication that periodically features the performance of a variety of securities.

Donoghue's Money Fund Report, a weekly publication of the Donoghue Organization, Inc., of Holliston, Massachusetts, reporting on the performance of the nation's money market funds, summarizing money market fund activity, and including certain averages as performance benchmarks, specifically "Donoghue's Money Fund Average," and "Donoghue's Government Money Fund Average."

Financial Times, Europe's business newspaper, which features from time to time articles on international or country-specific funds.

Forbes, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

Fortune, a national business publication that periodically rates the performance of a variety of mutual funds.

Global Investor, a European publication that periodically reviews the performance of U.S. mutual funds investing internationally.

Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis, a weekly publication of industry-wide mutual fund averages by type of fund.

Money, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

New York Times, a nationally distributed newspaper which regularly covers financial news.

Personal Investor, a monthly investment advisory publication that includes a "Mutual Funds Outlook" section reporting on mutual fund performance measures, yields, indices and portfolio holdings.

Sylvia Porter's Personal Finance, a monthly magazine focusing on personal money management that periodically rates and ranks mutual funds by performance. Wall Street Journal, a Dow Jones and Company, Inc. newspaper which regularly covers financial news.

Wall Street Journal, a Dow Jones and Company, Inc. newspaper which regularly covers financial news.

Wiesenberger Investment Companies Services, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records, and price ranges.

      FUND RATINGS. Although it is not an investment objective of the Funds, consistent with the Funds' investment objectives and restrictions, each Fund may seek and receive the highest rating from certain nationally recognized statistical rating organizations (NRSROs), for example, "AAAm" from Standard & Poor's Ratings Group, a Division of McGraw Hill, Inc., or "AAA/V-1+" from Fitch Investor Services, Inc. An NRSRO rating is subject to change and neither insures nor guarantees that the Fund will pay interest or repay principal. NRSRO ratings represent the opinion of the NRSRO based on the investment adviser, quality of the Fund's portfolio holdings, and other criteria. If an NRSRO rating is obtained, the Fund may use the information in advertising or reports to shareholders or prospective investors.

                   DETERMINATION OF NET ASSET VALUE

      The value of the Fund's shares is referred to as "net asset value." The Funds' net asset value per share for purposes of pricing purchases and redemptions is determined by dividing the total current market value of the assets of a Fund, less liabilities, by the total number of shares outstanding at the time of determination. For the Prime Fund, calculations are performed separately for each Class, according to each Class' proportion of assets and liabilities. Within each Class, the expenses are allocated proportionately based on the net assets of each Class, except class-specific expenses which are allocated directly to the respective Class. All expenses, including the advisory and administrative fees, are accrued daily and taken into account for the purpose of determining the net asset value.

     The Board of Trustees has established procedures designed to maintain a stable net asset value of $1.00 per share, to the extent reasonably possible. The Board of Trustees has approved and adopted procedures under Rule 2a-7 under the Investment Company Act of 1940, as amended, which was enacted by the SEC with the intent of stabilizing money market funds at $1.00 per share. Under the guidelines of Rule 2a-7, the Fund uses the amortized cost method to value its portfolio securities. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period of maturity, regardless of the impact of fluctuating interest rates on the market value of the security. Rule 2a-7 also provides that the Fund must also do a "mark-to-market" analysis, where it is determined the degree to which any variations may exist between the amortized pricing method and the actual market price of the securities in the Fund. In the event the Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity.

      While the amortized cost method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price which the Fund would receive if the security were sold. During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund which utilizes a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Fund's portfolio on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from an investment in a fund utilizing solely market values, and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

     Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, the Funds must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities of thirteen months or less and invest only in securities determined by the Trust's Board of Trustees to be "eligible securities" as defined by Rule 2a-7 and to present minimal credit risks. Pursuant to Rule 2a-7, the Board is required to establish procedures designed to stabilize, to the extent reasonably possible, the price per share of the Funds, as computed for the purpose of sales and redemptions, at $1.00. Such procedures include review of the Funds' portfolio holdings by the Board of Trustees or its delegate, at monthly and at regularly scheduled quarterly Board of Trustees meetings, to determine whether the net asset value of the Fund calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board of Trustees. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations. There can be no assurance that at all times the $1.00 price per share can be maintained.

     Net asset value is determined as of 5:00 p.m. Eastern Time on each day the New York Federal Reserve and the New York Stock Exchange are open for business and as of 12:00 noon Eastern Time on any day the Public Securities Association ("PSA") recommends an early close (each such day referred to as a "Half Day"). Currently, either the New York Federal Reserve or the New York Stock Exchange is closed on New Years Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas Day. An early close is currently recommended by the PSA on the Business Day before each day that either the New York Federal Reserve or the New York Stock Exchange observes a holiday, except for Good Friday. Additionally, the PSA recommends an early close on the Business Day following Independence Day and Thanksgiving Day. A "Business Day" is any day on which the New York Federal Reserve and the New York Stock Exchange are open for business.

                        PORTFOLIO TRANSACTIONS

      The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policy established by the Trustees, the Adviser is primarily responsible for portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Fund to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While the Adviser generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

     Purchases and sales of securities will often be principal transactions in the case of debt securities traded otherwise than on an exchange. Debt securities normally will be purchased or sold from or to issuers directly or to dealers serving as market makers for the securities at a net price. Generally, money market securities are traded on a net basis and do not involve brokerage commissions. Under the 1940 Act, persons affiliated with the Adviser, the Funds or the Distributor are prohibited from dealing with the Funds as a principal in the purchase and sale of securities except in accordance with regulations adopted by the Securities and Exchange Commission. Under the 1940 Act, persons affiliated with the Adviser, the Funds or the Distributor may act as a broker for the Funds. In order for such persons to effect any portfolio transactions for the Funds, the commissions, fees or other remuneration received by such persons must be reasonable and fair compared to the commissions, fees or other remunerations paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliate to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. The Trustees of the Trust will regularly review the commissions paid by the Funds to affiliated brokers.

[INSERT INFORMATION]

                          EXCHANGE PRIVILEGE

      Shareholders who have held all or part of their shares in one of the Funds for at least seven days may exchange those shares for shares of the other Fund if such Fund is available for sale in their state and meets the investment criteria of the investor.

      Before effecting an exchange, shareholders should review the Prospectus of the other Fund. Exercise of the exchange privilege is treated as a redemption for income tax purposes and, depending on the circumstances, a gain or loss may be recognized.

      The exchange privilege may be modified or terminated upon sixty (60) days' written notice to shareholders. Although initially there will be no limit on the number of times a shareholder may exercise the exchange privilege, the Funds reserve the right to impose such a limitation. Call or write the Funds for further details.

                              REDEMPTIONS

      In the event that a Fund does not maintain a constant net asset value per share, the proceeds of a redemption may be more or less than the amount invested and, therefore, a redemption may result in a gain or loss for Federal and state and local income tax purposes. Any loss realized on the redemption of Fund shares held, or treated as held, for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividends received on the redeemed shares.

      A shareholder's account with the Funds remains open for at least one year following complete redemption and all costs during the period will be borne by the Funds. This permits an investor to resume investments in the Fund during the period in an amount of $25,000 or more.

      To be in a position to eliminate excessive shareholder expense burdens, the Funds reserve the right to adopt a policy pursuant to which a Fund may redeem, upon not less than 30 days' notice, shares of the Fund in an account which has a value below the designated amount set forth in each Fund's prospectus. However, any shareholder affected by the exercise of this right will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account. Shareholder accounts which have a value below the designated amount due to changes in the market value in portfolio securities will not be redeemed.

      The Funds may suspend the right of redemption during any period when (i) trading on the New York Stock Exchange is restricted or that Exchange is closed, other than customary weekend and holiday closings, (ii) the Securities and Exchange Commission has by order permitted such suspension or (iii) an emergency exists making disposal of portfolio securities or determination of the value of the net assets of the Fund not reasonably practicable.

      Although it would not normally do so, the Trust has the right to pay the redemption price in whole or in part in securities of a Fund's portfolio as prescribed by the Trustees. When a shareholder sells portfolio securities received in this fashion he would incur a brokerage charge. The Trust has, however, elected to be governed by Rule 18f-1 under the 1940 Act, as amended. Under that rule, the Trust must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of a Fund's net asset value at the beginning of such period.

                         FEDERAL INCOME TAXES

      The Treasury Fund and the Government Fund have each elected to be treated as a regulated investment company and qualified as such in 1997. The Prime Fund will elect to be treated as a regulated investment company and intends to qualify as such. The Funds intend to continue to so qualify by complying with the provisions of the Internal Revenue Code of 1986, as amended (the "Code") applicable to regulated investment companies so that the Funds will not be liable for Federal income tax with respect to amounts distributed to shareholders in accordance with the timing requirements of the Code.

     In order to qualify as a regulated investment company for a taxable year, each Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currency gains related to investments in stock or securities or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currency; (b) diversify its holdings so that, at the end of each quarter of its taxable year,
(i) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies and certain other securities in respect of any one issuer to an amount not greater in value than 5% of its assets and 10% of the outstanding voting securities of the issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies). As such, and by complying with the applicable provisions of the Code, the Funds will not be subject to Federal income tax on taxable income (including realized capital gains) which is distributed to shareholders in accordance with the timing requirements of the Code.

      The amount of capital gains, if any, realized in any given year will result from sales of securities made with a view to the maintenance of a portfolio believed by Fund management to be most likely to attain a Fund's investment objective. Such sales and any resulting gains or losses, may therefore vary considerably from year to year. Since at the time of an investor's purchase of shares, a portion of the per share net asset value by which the purchase price is determined may be represented by realized or unrealized appreciation in a Fund's portfolio or undistributed income of the Fund, subsequent distributions (or portions thereof) on such shares may be taxable to such investor even if the net asset value of his shares is, as a result of the distributions, reduced below his cost for such shares and the distributions (or portions thereof) represent a return of a portion of his investment.

      The Funds are required to report to the Internal Revenue Service (the "IRS") all distributions of taxable dividends and of capital gains, as well as the gross proceeds of share redemptions. The Funds may be required to withhold Federal income tax at a rate of 31% ("backup withholding") from taxable dividends (including capital gain dividends) and the proceeds of redemptions of shares paid to non-corporate shareholders who have not furnished the Fund with a correct taxpayer identification number and made certain required certifications or who have been notified by the IRS that they are subject to backup withholding. The Funds may also be required to withhold Federal income tax at a rate of 31% if they are notified by the IRS or a broker that the taxpayer identification number is incorrect or that backup withholding applies because of underreporting of interest or dividend income.

      Distributions of taxable net investment income and net realized capital gains will be taxable whether made in shares or in cash. In determining amounts of net realized capital gains to be distributed, any capital loss carryovers from prior years will be applied against realized capital gains. Shareholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share so received equal to the net asset value of a share of the Fund on the reinvestment date. Fund distributions will also be included in individual and corporate shareholders' income on which the alternative minimum tax may be imposed.

      Any loss realized upon the redemption of shares held (or treated as held) for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividend received on the redeemed shares. Any loss realized upon the redemption of shares within six months after receipt of an exempt-interest dividend will be disallowed. All or a portion of a loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption. Exchanges are treated as redemptions for Federal tax purposes.

      Different tax treatment is accorded to accounts maintained as IRAs, including a penalty on early distributions. Shareholders should consult their tax advisers for MORE information.

      Each Fund will be separate for investment and accounting purposes and will be treated as a separate taxable entity for Federal income tax purposes.

      Each Fund is subject to a 4% nondeductible excise tax to the extent that it fails to distribute to its shareholders during each calendar year an amount equal to (a) at least 98% of its ordinary income (excluding any capital gain or losses) for the calendar year; plus (b) at least 98% of the excess of its capital gains over capital losses (adjusted for ordinary losses) for the one year period ending on October 31 of such calendar year; plus (c) any ordinary income or capital gain net income (adjusted for certain ordinary losses) from the preceding calendar years which was neither distributed to shareholders nor taxed to the Fund during such year. The Funds intend to distribute to shareholders each year an amount sufficient to avoid the imposition of such excise tax.

      It is important to note that for tax years beginning after August 5, 1997, the Taxpayer Relief Act of 1997 repealed Section 851(b)(3) which required that a RIC must derive less than 30 percent of its gross income from the sales or disposition of stocks or securities held for less than three months.

                     SHARES OF BENEFICIAL INTEREST

     The Trust consists of multiple separate portfolios or Funds. When certain matters affect one Fund but not another, the shareholders would vote as a Fund regarding such matters. Subject to the foregoing, on any matter submitted to a vote of shareholders, all shares then entitled to vote will be voted separately by the Fund unless otherwise required by the 1940 Act, in which case all shares will be voted in the aggregate. For example, a change in a Fund's fundamental investment policies would be voted upon only by shareholders of the Fund. Additionally, approval of the Advisory Contract is a matter to be determined separately by each Fund. Approval by the shareholders of one Fund is effective as to that Fund whether or not sufficient votes are received from the shareholders of the other Fund to approve the proposal as to that Fund. As used in the Prospectuses and in this Statement of Additional Information, the term "majority," when referring to approvals to be obtained from shareholders of a Fund means the vote of the lesser of (i) 67% of the shares of the Fund or class represented at a meeting if the holder of more than 50% of the outstanding shares of the Fund or class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust as a whole means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the Trust's outstanding shares are present in person or proxy, or (ii) more than 50% of the Trust's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

     The Trust is not required to hold regular annual meetings of the Fund's shareholders and does not intend to do so. However, the Trust undertakes to hold a special meeting of its shareholders if the purpose of voting on the question of removal of a director or trustees is requested in writing by the holders of at least 10% of the Trust's outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act. The Trust Instrument provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose.

      Each share of a Fund represents an equal proportional interest in the Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of each Fund are entitled to receive the assets attributable to such Fund that are available for distribution, and a distribution of any general assets of the Trust not attributable to a particular Fund that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

     Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and nonassessable by the Trust.

     As of __________, 1999, the following shareholders owned 5% or more of the outstanding shares of the Funds as listed below:

                     [TO BE UPDATED BY AMENDMENT]

       FUND                                    PERCENTAGE INTEREST
------------------------------------------------------------------
U.S. TREASURY MONEY MARKET FUND
      City of Cranston                                   15.55%
      869 Park Avenue
      Cranston, RI 02910

      City of Bridgeport                                 11.63%
      Attn: Sharon D. Lemdon
      45 Lyons Terrace
      Bridgeport, CT 06604

      Union Labor Life Insurance Co.                      9.69%
      111 Massachusetts Avenue, N.W.
      Washington, DC 20001

      Metropolitan District                               7.88%
      555 Main Street
      P.O. Box 800
      Hartford CT 06142-0800

      Riverside County Transportation Commission          5.64%
      3560 University Place
      Riverside, CA 92501

U.S. GOVERNMENT MONEY MARKET FUND

      Diplomat Properties LTD Partnership                22.95%
      901 Massachusetts Avenue, N.W.
      Washington, DC 20001

      City of Hartford                                   11.42%
      City Treasurer's Office
      Denise Nappier
      550 Main Street
      Hartford. CT 06103

      City of Quincy                                      8.81%
      1305 Hancock Street
      Quincy, MA 02169

      County of Rock Island                               7.71%
      1504 Third Avenue
      Rock Island, IL 61201-8684

                                DISTRIBUTION PLAN

     The Trustees of the Trust have adopted a Distribution Plan on behalf of Class II of the Prime Fund (the "Plan") pursuant to Rule 12b-1 (the "Rule") under the 1940 Act. The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is intended primarily to result in the sale of shares of the fund except pursuant to a plan adopted by the fund under the Rule. The Trustees have adopted the Plan to allow the Prime Fund and ALPS to incur distribution expenses. The Plan provides for payment of a distribution fee (12b-1 fee) of up to 0.25% of the average net assets of Class II of the Prime Fund (these fees are in addition to the fees paid to ALPS under the Administration Agreement). The Trust or ALPS, on behalf of Class II of the Prime Fund, may enter into servicing agreements (Service Agreements) with banks, broker/dealers or other institutions (Agency Institutions). The Plan provides that ALPS may use its fees and other resources to make payments to Agency Institutions for performance of distribution-related services, including those enumerated below. The Service Agreements further provide for compensation to broker/dealers for their efforts to sell Class II shares of the Prime Fund. The distribution-related services include, but are not limited to, the following: formulation and implementation of marketing and promotional activities, such as mail promotions and television, radio, newspaper, magazine and other mass media advertising; preparation, printing and distribution of sales literature; preparation, printing and distribution of prospectuses of the Prime Fund and reports to recipients other than existing shareholders of the Prime Fund; obtaining such information, analyses and reports with respect to marketing and promotional activities as ALPS may, from time to time, deem advisable; making payments to securities dealers and others engaged in the sales of Class II Shares of the Prime Fund; and providing training, marketing and support to such dealers and others with respect to the sale of Class II Shares of the Prime Fund. The Plan recognizes ALPS may use its fees and other resources to pay expenses associated with the promotion and administration of activities primarily intended to result in the sale of shares.

      The Plan has been approved by the Trustees, including the majority of disinterested Trustees. As required by the Rule, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan prior to its approval, and have determined that there is a reasonable likelihood that the Plan will benefit the Prime Fund and its shareholders. To the extent that the Plan gives ALPS greater flexibility in connection with the distribution of shares of the class, additional sales of shares may result.

      The Plan could be construed as compensation because ALPS is paid a fixed fee and is given discretion concerning what expenses are payable under the Plan. ALPS may spend more for marketing and distribution than it receives in fees and reimbursements from the Prime Fund. However, to the extent fees received exceed expenses, including indirect expenses such as overhead, ALPS could be said to have received a profit. For example, if ALPS pays $1 for distribution-related expenses for Class II of the Prime Fund and receives $2 under the Plan, the $1 difference could be said to be a profit for ALPS. (Because ALPS is reimbursed for its out-of-pocket direct promotional expenses, the Plan also could be construed as a reimbursement plan. Until the issue is resolved by the SEC, unreimbursed expenses incurred in one year will not be carried over to a subsequent year.) If after payment by ALPS for marketing and distribution there are any remaining fees attributable to the Plan, these may be used as ALPS may elect. Since the amount payable under the Plan will be commingled with ALPS' general funds, including the revenues it receives in the conduct of its business, it is possible that certain of ALPS' overhead expenses will be paid out of Plan fees and that these expenses may include items such as the costs of leases, depreciation, communications, salaries, training and supplies. The Prime Fund believes that such expenses, if paid, will be paid only indirectly out of the fees being paid under the Plan.

                           OTHER INFORMATION

      The Trust's Registration Statement, including the Prospectuses, the Statement of Additional Information and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectuses or the Statement of Additional Information as to the contents of any contract or other document referred to herein or in the Prospectuses are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                                 CAPITALIZATION

      The Trust was organized as a Delaware Business Trust on November 30, 1993 and consists of six separate portfolios or series, three of which are discussed in this SAI. The Board of Trustees may establish additional series in the future. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each.

      Class I shares of the Prime Fund are sold generally to municipal investors, including municipalities, counties and state agencies, as well as other institutional investors such as broker/dealers, corporations, investment advisers, credit unions, banks, insurance companies and other financial institutions and high net worth individuals that meet the $1,000,000 minimum investment threshold for this class of shares. When issued, shares of the Trust are fully paid and non-assessable. Class II shares of the Prime Fund are designed for individuals and other investors who seek mutual fund investment convenience plus a lower investment minimum. Class I and Class II are identical in all respects with the exception that Class I shares have a higher investment minimum and do not impose any 12b-1 fees.

     Under Delaware law, shareholders could, under certain circumstances, be held personally liable for the obligations of a series of the Trust but only to the extent of the shareholder's investment in such series. However, the Trust Instrument disclaims liability of the shareholders, Trustees or Officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of each series of the Trust and requires that notice of the disclaimer be given in each contract or obligations entered into or executed by the Trust or the Trustees. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and should be considered remote and is limited to the amount of the shareholder's investment in the Fund.

                           CUSTODIAN AND SUB-CUSTODIAN

      State Street Bank & Trust Company of Connecticut, N.A. acts as Custodian for the Trust. The Custodian, among other things, maintains a custody account or accounts in the name of the Funds; receives and delivers all assets for the Funds upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the Funds and pays all expenses of the Funds. For its services as Custodian, State Street receives an asset-based fee and transaction charges. State Street Bank and Trust Company serves as Sub-Custodian for the Trust. The Administrative Services Agreement between ALPS Mutual Fund Services and the Trust currently provides that the asset-based fee and transaction costs of the Trust's Custodian and Sub-Custodian be paid by ALPS Mutual Fund Services.

                                EXPERTS

      Deloitte & Touche LLP has been selected as the independent accountants for the Trust. Deloitte & Touche provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. Deloitte & Touche's address is 555 Seventeenth Street, Suite 3600, Denver, Colorado 80202.

                         FINANCIAL STATEMENTS

      The Funds' financial statements and financial highlights for the fiscal year ended April 30, 1999 are included in the Trust's Annual Report which is a separate report supplied independent of this Statement of Additional Information. The Treasury and Government Funds' financial statements and financial highlights are incorporated herein by reference.

                                 [ARISTATA LOGO]



                           ARISTATA QUALITY BOND FUND


                                   Prospectus

                                __________, 1999









As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

                           ARISTATA QUALITY BOND FUND

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   FUND FACTS

GOAL: To provide investors with a high level of current income while seeking to preserve principal.

PRINCIPAL INVESTMENTS:              INVESTMENT ADVISER (THE "ADVISER"):

-    U.S. Government obligations    -  Tempest, Isenhart, Chafee, Lansdowne &
-    Corporate Debt Obligations        Assoc., Inc.
                                    DISTRIBUTOR:
                                    -  ALPS Mutual Funds Services, Inc. ("ALPS")
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE -- The investment objective of the Aristata Quality Bond Fund ("the Fund") is to seek to provide investors with as high a level of current income as is consistent with the preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES -- Under normal market conditions, the Adviser currently intends to invest at least 65% of the Fund's assets in U.S. Government obligations, corporate debt obligations, and mortgage-backed and asset-backed securities that are rated A or better by a nationally recognized statistical rating organization ("NRSRO") or securities that the Adviser determines are of comparable quality. Unrated securities deemed to be of comparable quality to the rated securities listed above will not exceed 10% of the value of the total assets of the Fund.

PRIMARY RISKS -- An investment in the Fund is subject to many risks, including:

-    Interest Rate Risk                              -     Liquidity Risk
-    Credit Risk

For more information about the risk factors identified above, please refer to the section entitled "Principal Investments" later in this prospectus. The Statement of Additional Information ("SAI") contains additional information about the risks associated with investing in the Fund.

--------------------------------------------------------------------------------
SHOULD I INVEST IN THE ARISTATA QUALITY BOND FUND?

The Fund may be appropriate for you if:

- You are seeking a high level of current income as is consistent with the preservation of capital.

- You are seeking higher potential returns than money market funds and you can tolerate the risks associated with investing in fixed income securities.

- You have a longer term investment perspective and are prepared to maintain your investment in the Fund for several years. (THE FUND IS NOT INTENDED FOR SHORT-TERM INVESTORS.)

- (REMEMBER, NO SINGLE INVESTMENT CAN PROVIDE AN EFFECTIVE, BALANCED INVESTMENT PLAN.)

--------------------------------------------------------------------------------

THE VALUE OF THE FUND'S SHARES WILL FLUCTUATE WITHIN A WIDE RANGE, SO AN INVESTOR IN THE FUND COULD LOSE MONEY OVER SHORT OR EVEN LONG PERIODS.

PLEASE REMEMBER THAT THERE IS NO GUARANTEE THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE, NOR IS AN INVESTMENT IN THE FUND INSURED, ENDORSED, OR GUARANTEED BY THE FDIC, A BANK OR ANY AGENCY OF THE U.S. GOVERNMENT.

PERFORMANCE

Because the Fund commenced operations in March of 1998, historical performance is not yet presented for the Fund. Performance history will be presented for the Fund after it has been in operation for one calendar year.

ANNUAL FUND OPERATING EXPENSES are deducted from the Fund's assets before it pays dividends and before its net asset value and total return is calculated. We do not charge you separately for these expenses.


                 ----------------------------------------------
                        ANNUAL FUND OPERATING EXPENSES
                     (For the year ended April 30, 1999.)
                 ----------------------------------- ----------
                 Management Fees                     0.50%
                 ----------------------------------- ----------
                 12b-1 Fees                          None
                 ----------------------------------- ----------
                 Other Expenses                      0.26%
                 ----------------------------------- ----------
                 Total Fund Operating Expenses       0.76%*
                 ----------------------------------- ----------

* The Adviser has agreed to waive that portion of its fee to the extent necessary for the Fund to maintain an expense ratio of not more than 0.70% of average net assets of the Fund..

EXAMPLES -- The following examples are intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. The example shows the cumulative amount of Fund expenses you would pay on a hypothetical investment of $10,000 in shares offered by the Fund. The example assumes a 5% average annual return and that you reinvest all of your dividends. Your actual costs may be higher or lower.


                                ONE     THREE    FIVE      TEN
                               YEAR     YEARS    YEARS    YEARS
------------------------------------------------------------------
ARISTATA QUALITY BOND FUND     $78      $243     $422     $942


HOW WE MANAGE THE ARISTATA QUALITY BOND FUND

OUR INVESTMENT STRATEGY -- The Adviser seeks to maximize current income as is consistent with preservation of capital by assembling a portfolio of "Quality" income producing obligations that the Adviser believes is best positioned to achieve the investment objective of the Fund while still maintaining the credit and risk tolerances established for the Fund. Quality income producing obligations are those obligations that are rated within the four highest rating categories of an NRSRO or, if unrated by an NRSRO, obligations that the Adviser has determined are of comparable quality. In selecting individual securities for the Fund, the Adviser evaluates a number of factors concerning the security, including: the issuer's creditworthiness, the terms and conditions of the security, and the current price of the security compared to the Adviser's estimate of the security's long-term value.

PRINCIPAL INVESTMENT STRATEGIES -- -- Under normal market conditions, the Adviser currently intends to invest at least 65% of the Fund's assets in U.S. Government obligations, corporate debt obligations, and mortgage-backed and asset-backed securities that are rated A or better by a nationally recognized statistical rating organization ("NRSRO") or securities that the Adviser determines are of comparable quality. Unrated securities deemed to be of comparable quality to the rated securities listed above will not exceed 10% of the value of the total assets of the Fund.

-------------------------------------------------------------------------------
WHAT IS MEANT BY "AVERAGE PORTFOLIO MATURITY?"

The stated maturity of a bond is the date the issuer must repay the bond's entire principal value to an investor. The Aristata Quality Bond Fund has no limitations on maturity of individual investments or on average portfolio maturity. Average portfolio maturity refers to the average of the maturities of the securities, with each maturity "weighted" in relation to the portfolio assets.
-------------------------------------------------------------------------------

The Fund has no stated restrictions on average portfolio maturity. Accordingly, in selecting investments for the Fund, the Adviser is free to select securities that, in its judgment, offer the most attractive yields regardless of the securities remaining time to maturity. Thus, the Fund may, from time to time, have a greater average portfolio maturity than other comparable funds.

PRINCIPAL INVESTMENTS -- The following table describes the securities in which the Fund typically invests and the principal risks associated with those securities.

----------------------------------------------------------- -----------------------------------------------------
                       Securities                                        Principal Risks Associated
                                                                              With the Security
----------------------------------------------------------- -----------------------------------------------------
CORPORATE DEBT OBLIGATIONS: Corporate debt obligations      CALL RISK -- The risk that an issuer will exercise
include bonds, notes, debentures, and other obligations     its right to pay principal on an obligation held by
of corporate entities to pay interest and repay principal.  the Fund earlier than expected.  This may happen when there is a decline in interest rates. Under
                                                            these circumstances, the Fund may be unable to
                                                            recoup all of its initial investment and will also
                                                            suffer from having to reinvest in lower yielding
                                                            securities.

                                                            CREDIT RISK -- The risk that the issuer of a
                                                            security, or a party to a contract, will default
                                                            or otherwise not honor a financial obligation.

                                                            EXTENSION RISK --The risk that an issuer will
                                                            exercise its right to pay principal on an
                                                            obligation held by the Fund later than expected.
                                                            This may happen when there is a rise in interest
                                                            rates. Under these circumstances, the value of the
                                                            obligation will decrease and the Fund will also
                                                            suffer from the inability to invest in higher
                                                            yielding securities.

                                                            INTEREST RATE RISK -- The risk of a decline in
                                                            market value of an interest bearing instrument due
                                                            to changes in interest rates. For example, a rise
                                                            in interest rates typically will cause the value
                                                            of a fixed rate security to fall. On the other
                                                            hand, a decrease in interest rates will cause the
                                                            value of a fixed rate security to increase. In
                                                            general, shorter term securities offer greater
                                                            stability and are less sensitive to changes in
                                                            interest rates. Longer term securities of the type
                                                            in which the Fund invests offer less stability and
                                                            tend to be more sensitive to changes in interest
                                                            rates, but generally offer higher yields.

                                                            LIQUIDITY RISK -- The risk that certain securities
                                                            or other investments may be difficult or impossible
                                                            to sell at the time the Fund would like to sell
                                                            them or it may be difficult for the Fund to sell
                                                            the investment for the value the Fund has placed on
                                                            it.

----------------------------------------------------------- -----------------------------------------------------
                       Securities                                        Principal Risks Associated
                                                                              With the Security
----------------------------------------------------------- -----------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS:  U.S. government obligations   CALL RISK
are debt obligations issued or guaranteed by the U.S.
Treasury or by an agency or instrumentality of the U.S.     EXTENSION RISK
government.  Not all U.S. government obligations are
backed by the full faith and credit of the United           INTEREST RATE RISK
States.  For example, obligations issued by the Federal
Farm Credit Bank or by the Federal National Mortgage
Association are supported by the agency's right to borrow
money from the U.S. Treasury under certain
circumstances.  There is no guarantee that the government
will support these types of obligations, and, therefore,
they involve more risk than other government obligations.

----------------------------------------------------------- -----------------------------------------------------
MORTGAGE-BACKED SECURITIES:  Mortgage-backed securities     CALL RISK
represent direct or indirect participations in, or are
collateralized by and payable from, mortgage loans          CREDIT RISK
secured by real property.  Mortgage-backed securities can
be backed by either fixed rate mortgage loans or            EXTENSION RISK
adjustable rate mortgage loans, and may be issued by
either a governmental or non-governmental entity.           INTEREST RATE RISK
Typically, mortgage-backed securities issued by private
entities do not have the same credit standing as            LIQUIDITY RISK
mortgage-backed securities issued or guaranteed by the
U.S. Government.
----------------------------------------------------------- -----------------------------------------------------
ASSET-BACKED SECURITIES:  Asset-backed securities are       CREDIT RISK
securities whose principal and interest payments are
collateralized by pools of assets such as auto loans,       INTEREST RATE RISK
credit card receivables, leases, installment contracts
and personal property.  Such asset pools are securitized    LIQUIDITY RISK
through the use of special purpose trusts or corporations.
Principal and interest payments may be credit enhanced by
a letter of credit, a pool insurance policy or a
senior/subordinated structure..
----------------------------------------------------------- -----------------------------------------------------
REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS:    CREDIT RISK
An agreement between a buyer and seller of securities in
which the seller agrees to buy the securities back within
a specified period of time at the same price the buyer
paid for them, plus an amount equal to an agreed upon
interest rate.
----------------------------------------------------------- -----------------------------------------------------

In addition to the securities identified above, the Fund may, from time to time, engage in the following investment practices or techniques:

BORROWING FROM BANKS. The Fund may borrow money from banks (up to 30% of the Fund's total assets) for temporary or emergency purposes.

LENDING SECURITIES. The Fund may temporarily lend up to 30% of its Fund securities to broker-dealers and institutions, but only when the loans are collateralized fully.

TEMPORARY DEFENSIVE POSITION. In response to adverse economic or market conditions, the Fund may invest without limit in short-term money market securities including, but not limited to, U.S. government obligations, commercial paper, and certificates of deposit. This strategy is inconsistent with the investment objective and principal investment strategies of the Fund, and if employed, could result in the Fund achieving a lower return than it might have achieved under normal market conditions.

For more information about the securities in which the Fund invests, please refer to the Appendix to this Prospectus and the SAI.

YEAR 2000 READINESS

Mutual funds and businesses around the world could be adversely affected if computers do not properly process date-related information with respect to the Year 2000. The Fund's advisers are addressing these issues for their computes and are getting reasonable assurances from the Fund's other major service providers that they too are addressing these issues to preserve smooth functioning of the Fund's trading, pricing, shareholder accounting, custodial and other operations. There can be no assurances, however, that all problems will be avoided.

These computer problems could also adversely affect the Funds' investments. Improperly functioning computers may disrupt securities markets generally or result in overall economic uncertainty. Individual companies may also be adversely affected by the cost of fixing their computers, which could be substantial. The Fund's investment managers consider these issues when evaluating investments for the Funds.

WHO MANAGES THE ARISTATA QUALITY BOND FUND?

Tempest, Isenhart, Chafee, Lansdowne & Assoc., Inc., acts as the investment adviser to the Fund under the supervision of the Trust's Board of Trustees. The Adviser's address is 1380 Lawrence Street, Suite 1050, Denver, Colorado 80204. The Adviser manages the investment and reinvestment of the assets of the Fund and continuously reviews, supervises and administers the Fund's investments. The Adviser is responsible for placing orders for the purchase and sale of the Fund's investments directly with brokers and dealers selected by it in its discretion.

The Adviser utilizes a team management system for the Fund. The Adviser's investment professional team has an average of more than 25 years of investment research and portfolio management experience. These individuals bring a broad base of experience, ideas, knowledge, and expertise to the Fund's management.

The team of analysts and portfolio managers provides management of the Fund. The Adviser's investment team is led by H. David Lansdowne, CFA, President and Chief Executive Officer of Tempest, Isenhart, and its Chief Investment Officer since 1988. The Fund's other key investment management team include: Robert J. Alder, CFA, J. Jeffrey Dohse, Barbara Grummel and Greg H. Thompson, CFA.

Mr. Lansdowne earned both his B.S. (1969) and his M.B.A. from the University of Denver in 1972. He was awarded the Chartered Financial Analyst (CFA) designation in 1977. Mr. Lansdowne joined Tempest, Isenhart in 1983 as Director of Research. He began his career as an Investment Officer with Colorado National Bank in Denver. He joined United Capital Management, a subsidiary of United Bank of Denver, where he was Vice President and Portfolio Manager, overseeing pension plans of Fortune 500 Companies. Immediately prior to joining Tempest, Isenhart, he was Senior Vice President and Director of Research for Financial Programs Mutual Funds and for their subsidiary for privately-managed accounts, Financial Trust Company.

Mr. Alder earned his B.S. from the University of Colorado in 1969. He was awarded the Chartered Financial Analyst (CFA) designation in 1977. His investment management career began in 1969 as a portfolio manager and analyst with the Trust Investment Division of the First National Bank of Denver. In 1977, he joined the Trust Investment Division of Colorado National Bank and became head of the department in 1982. In 1987, he was instrumental in creating Colorado National Bank's wholly-owned registered investment advisory subsidiary, Colorado Capital Advisors and was President of that subsidiary until 1993, when he joined Tempest, Isenhart in his current capacity as Executive Vice President.

Mr. Dohse earned his B.S. from Culver-Stockton College in Canton, Missouri, in 1963 and his M.B.A. from Loyola University in Chicago in 1971. He worked in the investment industry for 15 years before joining Tempest, Isenhart in 1983. He began his career with American National Bank & Trust Company in Chicago as a management trainee involved in all facets of bank and trust investments. He then joined the United Bank of Denver as Investment Officer, managing trust portfolios. Prior to joining Tempest, Isenhart, Mr. Dohse was a Vice President and Portfolio Manager at IntraWest Bank of Denver, with responsibility for various investment management portfolios.

Ms. Grummel earned her B.S. from the University of Colorado in 1979. She worked for the National Association of Securities Dealers, N. Donald and Company and the underwriting and asset management divisions of Merrill Lynch. Prior to joining Tempest, Isenhart she was Executive Vice President with Lord Abbett and Company, the New York based mutual fund group, where her responsibilities included state-specific municipal bond fund management, individual fixed income portfolio management and new business development. Ms. Grummel is the lead portfolio manager for the Aristata Quality Bond Fund.

Mr. Thompson earned his B.S. from the University of Wyoming in 1967 and his M.B.A. from the University of Denver in 1972. He was awarded the Chartered Financial Analyst designation in 1988. He joined Tempest, Isenhart in 1987. His previous positions include three years as a Financial Analyst with Standard & Poor's Compustat Services, Inc. in Englewood, Colorado and twelve years with Page T. Jenkins, a Denver proprietorship. He was an Investment Manager and Security Analyst with Jenkins, conducting research and managing securities and mineral portfolios for the firm.

For the advisory services it provides to the Funds, Tempest, Isenhart receives from the Fund a monthly fee, based on average daily net assets, at the annual rate of 0.50%.

ADVISER'S FIXED-INCOME PERFORMANCE. Although the Adviser did not manage a registered investment company prior to March 2, 1998 (the date the Fund commenced operations), the Adviser has been providing investment advisory services to certain institutional clients since 1976. In fact, substantially all of the initial investors in the Fund previously were investors in certain unregistered commingled investment pools advised by the Adviser (the "Pools") that were converted into the Fund.

The performance information presented below represents the performance of those Pools with investment objectives, policies, and strategies substantially similar to those of the Fund. However, the Pools were not subject to certain limitations imposed on registered investment companies by the 1940 Act and the Internal Revenue Code (the "Code"). If the Pools were subject to the limitations of the 1940 Act and the Code, the performance of the Pools may have been reduced. THE PAST PERFORMANCE INFORMATION PRESENTED BELOW DOES NOT INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE AND IS INTENDED TO BE USED FOR PURPOSES OF COMPARISON ONLY.


                      Assets Included in                Adviser's                            Lehman
                    Adviser's Fixed-Income             Fixed-Income                       Gov't/Corp.
   Year(1)                Performance                 Performance(2)                        Index(3)
   -------                -----------                 --------------                        --------
   1976(4)                 $968,179                     4.94%       4.97%                    6.00%
     1977                 $1,445,191                    2.05%       2.11%                    3.00%
     1978                 $2,009,274                   -2.76%      -2.70%                    1.20%
     1979                 $2,420,222                   -6.09%      -6.01%                    2.30%
     1980                 $3,454,650                   -5.35%      -5.29%                    3.10%
     1981                 $5,447,729                    3.65%       3.71%                    7.30%
     1982                 $8,763,872                   34.75%      34.76%                    31.10%
     1983                 $9,312,049                    7.46%       7.53%                    8.00%
     1984                 $12,254,388                  14.81%      14.88%                    15.00%
     1985                 $15,825,978                  28.56%      28.37%                    21.30%
     1986                 $21,717,302                  20.68%      20.75%                    15.60%
     1987                 $21,136,741                  -4.13%      -4.07%                    2.30%
     1988                 $23,312,790                  10.23%      10.29%                    7.60%
     1989                 $30,805,533                  21.53%      21.35%                    14.00%
     1990                 $29,695,223                   2.89%       2.95%                    8.30%
     1991                 $32,838,982                  19.35%      19.42%                    16.10%
     1992                 $35,641,126                   8.49%       8.55%                    7.60%
     1993                 $39,889,055                  13.63%      13.61%                    11.20%
     1994                 $39,788,637                  -6.22%      -6.16%                    -3.50%
     1995                 $46,617,593                  20.94%      21.02%                    19.30%
     1996                 $48,554,576                   2.37%       2.43%                    2.90%

     1997                 $56,284,947                   8.40%       8.47%                    9.80%
     1998                 $57,590,028                   7.82%       7.88%                    9.50%

For 5 Years Ended 1998                                  6.30%       6.36%                    7.31%
For 10 Years Ended 1998                                 9.58%       9.62%                    9.33%
Since Inception                                         8.77%       8.80%                    9.55%
(August 31, 1976)

(1)   All periods are ended December 31.

(2) The annual total returns achieved by the Pools as presented above reflects the annual operating expenses of the Fund and is calculated in accordance with SEC guidelines. The performance information in the first column reflects the weighted average of the performance of the Pools and has been restated to reflect a total expense ratio of .76% which is the gross expense ratio that the Fund experienced for the fiscal period ended April 30, 1999 and which reflects a management fee of .50% of average net assets. The performance information in the second column has been restated to reflect a total expense ratio of .70% which reflects certain voluntary fee waivers and/or expense reimbursements. These waivers and/or reimbursements may be modified or terminated at any time.

(3) The Lehman Brothers Aggregate Bond Index represents an unmanaged diversified portfolio of fixed-income securities, including U.S. Treasuries, investment grade corporate bonds, and mortgage backed and asset backed securities. The Lehman Brothers Aggregate Bond Index is not a mutual fund, and you cannot invest in it directly. Also, the performance of the Lehman Brothers Aggregate Bond Index does not reflect the costs associated with operating a mutual fund, such as buying, selling, and holding securities.

(4)   Data for the period August 31, 1976 through December 31, 1976.


HOW DO I INVEST IN THE ARISTATA QUALITY BOND FUND?

HOW ARE INVESTMENTS MADE?

As described below, you may purchase shares of the Fund through an authorized broker, service organization or investment adviser, or directly from the Fund. Your orders for the purchase of shares will be executed at the net asset value per share next determined after an order has been received in good form. Your payment will be invested in full and fractional shares of the Fund. Your orders transmitted to the Fund in proper form prior to 4:00 p.m., Eastern Time will be executed that day. You will not receive certificates for shares that you purchase. ALPS serves as the Fund's Transfer Agent and ALPS maintains records of each shareholder's holdings of Fund shares. The Fund reserves the right to reject any purchase. Your initial investment in the Fund must be preceded or accompanied by a completed, signed application.

MINIMUM PURCHASE REQUIREMENTS

The minimum initial investment in the Fund is $2,000, including IRA investments. Any subsequent investments must be at least $50, including IRA investments. All initial investments should be accompanied by a completed Purchase Application. A Purchase Application accompanies this Prospectus. You may obtain additional copies of the Purchase Application may be obtained by calling the Fund at 1-800-644-8595. In order to establish an IRA, you must complete a separate application that you can obtain by calling the Fund. The Fund reserves the right to reject any purchase order.


INVESTING THROUGH YOUR BROKER, INVESTMENT ADVISER, OR A SERVICE ORGANIZATION

Shares are available to new and existing shareholders through authorized brokers, investment advisers and service organizations. To make an investment using this method, simply complete a Purchase Application and contact your broker, investment adviser or service organization with instructions as to the amount you wish to invest. Your broker will then contact the Fund to place the order on your behalf. Authorized brokers, investment advisers and service organizations may impose additional requirements and charges for the services rendered.

Your orders received by the Fund prior to the close of its trading (which is currently 4:00 p.m., Eastern time), will become effective that day. Brokers who receive your orders are obligated to transmit them promptly. You will receive written confirmation of your order within a few days of receipt of instructions from your broker.

CAN I INVEST IN THE FUND DIRECTLY?

You can invest in the Fund directly by using any of the methods described below.

BY MAIL. Make your check payable to the Aristata Quality Bond Fund and mail it, along with the Purchase Application (if your purchase is an initial investment), to the address indicated on the Purchase Application. Purchases made by check are not permitted to be redeemed until payment of the purchase has been collected, which may take up to fifteen calendar days. Third party and foreign checks will not be accepted. Please include the Fund name and your account number on all checks.

BY BANK TRANSFER. After you have established an account with the Fund, a bank transfer will allow you to transfer money from your bank account via the Automated Clearing House (ACH) network to your Fund account. To use this service, you must indicate your desire to have this option on your Purchase Application. You also will need access to an account with a bank that provides bank transfer services. (Your bank may charge you a fee for this service.) Once you have established this option, a deposit account must be opened at a bank providing bank transfer services and you must arrange for this service to be provided. Once you have completed this process, you can initiate a bank transfer by contacting a representative from your bank, providing the required information for the bank, and authorizing the transfer to take place. Please allow two or three days after the authorization for the transfer to occur.

BY WIRE. To initiate your wire transaction, call your depository institution. Federal funds (monies transferred from one bank to another through the Federal Reserve System with same-day availability) should be wired to:

       State Street Bank & Trust Co.
       ABA# 011000028
       Aristata Quality Bond Fund
       Credit DDA# 22404081
       (Account Registration)
       (Account Number)

AUTOMATIC INVESTMENT PROGRAM. The Automatic Investment Program offers a simple way to establish and maintain a consistent investment program. You may arrange automatic transfers (minimum $50 per transaction) from your bank account to your Fund account on a periodic basis by simply completing the Automatic Investment Plan section of your Purchase Application. When you participate in this program, the minimum initial investment in each Fund is $250. You may change the amount of your automatic investment, skip an investment, or stop the Automatic Investment Program by calling the Fund at 1-800-644-8595 at least three business days prior to your next scheduled investment date.

The Fund may in its discretion discontinue, suspend or change the practice of accepting orders by any of the methods described above. Orders for the purchase of shares are subject to acceptance by the Fund. The Fund reserves the right to suspend the sale of shares, or to reject any purchase order, including orders in connection with exchanges, for any reason.

HOW DO I REDEEM FUND SHARES?

Shareholders may redeem their shares, in whole or in part, on each day the Fund is valued (see the section entitled "Fund Share Valuation" later in this Prospectus). Shares will be redeemed at the net asset value next determined after a redemption request has been received by the Fund in good form.

A redemption may be a taxable transaction on which gain or loss may be recognized. See the section entitled "Dividends, Distributions And Federal Income Tax" later in this Prospectus for more information.

Where the shares to be redeemed have been purchased by check, the payment of redemption proceeds may be delayed until the purchasing check has cleared, which may take up to 15 calendar days. Shareholders may avoid this delay by investing through wire transfers of Federal funds. During the period prior to the time the shares are redeemed, dividends on the shares will continue to accrue and be payable and the shareholder will be entitled to exercise all other beneficial rights of ownership.

Once the shares are redeemed, the Fund will ordinarily send the proceeds by check to the shareholder at the address of record on the next business day. The Fund may, however, take up to seven days to make payment. Also, if the New York Stock Exchange is closed (or when trading is restricted) for any reason other than customary weekend or holiday closings or if an emergency condition, as determined by the SEC merits such action, the Fund may suspend redemptions or postpone payment dates beyond the normal seven day redemption period.

To ensure acceptance of your redemption request, it is important to follow the procedures described below. Although the Fund has no present intention to do so, the Fund reserves the right to refuse or to limit the frequency of any telephone, wire or bank transfer redemptions. Of course, it may be difficult to place orders by telephone during periods of severe market or economic change, and a shareholder should consider alternative methods of communications during such times.

The Fund may modify or terminate its services and provisions at any time. If the Fund terminates any particular service, it will do so only after giving written notice to shareholders. Redemption by mail will always be available to shareholders.

You can redeem your shares directly from the Fund using any of the methods described below.

REDEEMING YOUR SHARES THROUGH AN AUTHORIZED BROKER, SERVICE ORGANIZATION OR INVESTMENT ADVISER

You may redeem your shares by contacting your authorized broker, service organization or investment adviser and instructing him or her to redeem your shares. He or she will then contact ALPS and place a redemption order on your behalf.

REDEEMING YOUR SHARES DIRECTLY FROM THE FUND

BY MAIL. You may redeem your shares by sending a letter directly to the Fund. To be accepted, a letter requesting redemption must include: (i) the Fund name and account registration from which you are redeeming shares; (ii) your account number; (iii) the amount to be redeemed; (iv) the signatures of all registered owners; and (v) for redemptions exceeding $10,000, a signature guarantee by any eligible guarantor institution, including a member of a national securities exchange, or a commercial bank or trust company, broker-dealer, credit union or savings association. Corporations, partnerships, trusts or other legal entities will be required to submit additional documentation.

BY TELEPHONE: If you have established the telephone redemption privilege on your Purchase Application, you may redeem your shares by calling the Fund at 1-800-644-8595. You should be prepared to give the telephone representative the following information: (i) your account number, social security number and account registration; (ii) the Fund name from which you are redeeming shares; and (iii) the amount to be redeemed. The conversation may be recorded to protect you and the Fund. The Fund employs reasonable procedures to confirm that instructions communicated to its representatives by telephone are genuine. If the Fund fails to employ such reasonable procedures, it may be liable for any loss, damage or expense arising out of any telephone transactions purporting to be on a shareholder's behalf. However, if the Fund acts on instructions it reasonably believes to be genuine, you will bear the loss. For your protection, telephone redemptions will be suspended for a period of 10 days following an address change given over the telephone.

You may instruct the Fund to send your redemption proceeds via federal wire ($1,000 minimum per transaction) or bank transfer to your personal bank. Your instructions should include: (i) your account number, social security number and account registration; (ii) the Fund name from which you are redeeming shares; and (iii) the amount to be redeemed. Wire and bank transfer redemptions can be made only if the privilege has been established on your Purchase Application and you have attached a copy of a voided check or a letter summarizing the wiring instructions of the account where proceeds are to be wired. Your bank may charge you a fee for receiving a wire payment on your behalf.

You cannot redeem shares held in IRAs using the telephone.

SYSTEMATIC WITHDRAWAL PLAN. If your Fund account balance is $10,000 or more, you may elect to have periodic redemptions made from your account on a monthly, quarterly, semi-annual or annual basis by completing the Systematic Withdrawal Plan section of the Purchase Application. The minimum periodic withdrawal is $100 and the transaction normally will be executed on the fifth or twentieth day of the selected month(s). Depending on the size of the payment requested and fluctuation in the net asset value, if any, of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust your account. You also may request that these payments be sent to a predesignated bank account or other designated party. If a shareholder participates in the Systematic Withdrawal Plan, all dividends will automatically be reinvested [unless the shareholder directs otherwise].

EXCHANGE OF FUND SHARES

The Fund offers two convenient ways to exchange shares in one Fund for shares in another Fund in the Trust. Before engaging in an exchange transaction, a shareholder should read carefully the Prospectus describing the Fund into which the exchange will occur. A prospectus for any fund offered by the Trust can be obtained without charge by writing to ALPS at the address listed on the cover of this Prospectus. A shareholder may not exchange shares of one Fund for shares of another Fund if the new Fund is not qualified for sale in the state of the shareholder's residence. Please call the Fund at (800) 644-8595 to see if the fund you are interested in is available in your state. The minimum amount for an initial and subsequent exchange is $50. The Trust may terminate or amend the terms of the exchange privilege at any time upon at least 60 days prior written notice to shareholders of any modification or termination of the exchange privilege.

A new account opened by exchange must be established with the same name(s), address and social security number as the existing account. All exchanges will be made based on the net asset value next determined following receipt of the request by a Fund in good order.

An exchange is taxable as a sale of a security on which a gain or loss may be recognized. See the section entitled "Dividends, Distributions And Federal Income Tax" later in this Prospectus for more information. Shareholders will receive written confirmation of the exchange following completion of the transaction.

EXCHANGE BY MAIL. To exchange Fund shares by mail, simply send a letter of instruction to the Fund. The letter of instruction must include: (i) your account number; (ii) the Fund from and the Fund into which you wish to exchange your investment; (iii) the dollar or share amount you wish to exchange; and (iv) the signatures of all registered owners or authorized parties; (v) for exchanges exceeding $10,000, a signature guarantee by an eligible guarantor institution, including a member of a national securities exchange, or by a commercial bank or trust company, broker/dealer, credit union or savings association.

EXCHANGE BY TELEPHONE. If you have established the telephone exchange privilege on your Purchase Application, you may exchange Fund shares by telephone by simply calling the Fund at (800) 644-8595. You should be prepared to give the telephone representative the following information: (i) your account number, social security or tax identification number and account registration; (ii) the name of the Fund from and the Fund into which you wish to transfer your investment; and (iii) the dollar or share amount you wish to exchange. The conversation may be recorded to protect you and the Funds. Telephone exchanges will be suspended for a period of ten days following a telephone address change. See the section entitled "Redemption Of Fund Shares - By Telephone" later in this Prospectus for a discussion of telephone transactions generally.

INDIVIDUAL RETIREMENT ACCOUNTS

The Fund may be used as a funding medium for traditional and Roth IRAs. In addition, a traditional or Roth IRA may be established through a custodial account with the Fund. Completion of a special application is required in order to create such an account, and the minimum initial investment for an IRA is $2,000. Contributions to IRAs are subject to the limits and conditions established by the Internal Revenue Service. For more information, call the Fund at 1-800-644-8595 or your tax advisor.

Additional account level fees are imposed for IRA accounts.

HOW ARE FUND SHARES VALUED?

The term "net asset value per share," or NAV, means the worth of one share. The NAV is calculated by adding pro rata share of the value of all securities and other assets attributable to the Fund, deducting the pro rata share of Fund liabilities, and dividing the result by the number of shares outstanding.

WHAT IS THE EFFECT OF FEDERAL INCOME TAX ON THIS INVESTMENT?

The Fund intends to distribute substantially all of its net investment income and capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis. Any net capital gains realized are normally distributed in December. Income dividends for the Fund, if any, are declared daily and paid monthly.

FEDERAL TAXES. Distributions of gains from the sale of assets held by the Fund for more than one year generally are taxable to shareholders at the applicable capital gains rate, regardless of how long they have owned their Fund shares. Distributions from other sources generally are taxed as ordinary income. A portion of the Fund's dividends may qualify for the dividends-received deduction for corporations. Distributions are taxable when they are paid, whether taken in cash or reinvested in additional shares, except that distributions declared in October, November or December and paid in January are taxable as if paid on December 31. The Fund will send each shareholder an IRS Form 1099-DIV by January 31.

"BUYING A DIVIDEND." On the record date for a distribution of income or capital gains, the Fund's share price is reduced by the amount of the distribution. If shares are bought just before the record date ("buying a dividend"), the full price for the shares will by paid, and a portion of the price will be received back as a taxable distribution.

CONVERSION OF THE FUND. On or before March 2, 1998, common trust and collective investment fund assets managed by the Adviser contributed assets to the Fund in exchange for shares of the Fund. This transfer may result in adverse tax consequences under certain circumstances to either the investors transferring shares from a common trust or collective investment fund for shares of the Fund ("reorganizing shareholders") or to investors who acquire shares of the Fund after a transfer ("new shareholders"). As a result, the Fund may have acquired some securities that have appreciated in value or depreciated in value from the date they were acquired originally. If appreciated securities are sold after the transfer, the amount of the gain would be taxable to new shareholders as well as to reorganizing shareholders. New shareholders would therefore incur a tax liability on distributions of capital gains realized by the Fund even though the value of their investment in the Fund may not have increased. The effect on shareholders who transferred into the Fund would be to reduce their potential liability for tax on capital gains by spreading it over a larger asset base. The opposite may occur if the Fund acquires securities having an unrealized capital loss. In that case, shareholders who transferred into the Fund will be unable to utilize the loss to offset gains, but, because the transfer will not result in any gains, the inability of shareholders who transferred into the Fund to utilize unrealized losses will have no immediate tax effect. For new shareholders, to the extent that unrealized losses are realized by the Fund, new shareholders may benefit by any reduction in net tax liability attributable to the losses.

OTHER TAX INFORMATION. The information above is only a summary of some of the Federal tax consequences generally affecting the Fund and its shareholders, and no attempt has been made to discuss individual tax consequences generally affecting the Fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to Federal tax, distributions may be subject to state or local taxes. Shareholders should consult their tax advisers for details and up-to-date information on the tax laws in your state to determine whether the Fund is suitable given your particular tax situation.

When you sign your account application, you will be asked to certify that your taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you do not comply with IRS regulations, the IRS can require the Fund to withhold 31% of taxable distributions from your account.

FINANCIAL HIGHLIGHTS

The Financial Highlights Table is presented to help you understand the Fund's financial performance since its inception. All "per share" information reflects financial results for a single Fund share. This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling the Fund at 1-800-644-8595.

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the period indicated:


                                                                        Quality Bond Fund
                                                           For the                        For the Period
                                                         Year Ended                        March 2, 1998
                                                       April 30, 1999                    to April 30, 1998
                                                      ----------------------------------------------------
Selected Per-Share Data:
Net asset value - beginning of period                       $9.97                             $10.00
                                                      ----------------------------------------------------
Income from investment operations:
  Net investment income                                      0.62                               0.10
  Net realized and unrealized loss on investments           (0.08)                             (0.03)
                                                      ----------------------------------------------------
  Total income from investment operations                    0.54                               0.07
                                                      ----------------------------------------------------
Distributions:
  From net investment income                                (0.61)                             (0.10)
  From net realized gain                                    (0.02)                              -
                                                      ----------------------------------------------------
  Total distributions                                       (0.63)                             (0.10)
                                                      ----------------------------------------------------
Net asset value - end of period                             $9.88                              $9.97
                                                      ----------------------------------------------------
                                                      ----------------------------------------------------
Total Return                                                 5.49%                              0.69%
                                                      ----------------------------------------------------
                                                      ----------------------------------------------------
Ratios and Supplemental Data:
Net assets, end of period (000)                           $51,980                            $57,510
                                                      ----------------------------------------------------
                                                      ----------------------------------------------------
Ratio of expenses to average net assets                      0.65%                              0.65%(1)
                                                      ----------------------------------------------------
                                                      ----------------------------------------------------
Ratio of net investment income to
  average net assets                                         6.10%                              6.00%(1)
                                                      ----------------------------------------------------
                                                      ----------------------------------------------------
Ratio of expenses to average net
  assets without fee waivers                                 0.76%                              0.83%(1)
                                                      ----------------------------------------------------
                                                      ----------------------------------------------------
Ratio of net investment income to
  average net assets without fee waivers                     5.99%                              5.82%(1)
                                                      ----------------------------------------------------
                                                      ----------------------------------------------------
Portfolio turnover rate                                      9.79%                             11.44%(1)
                                                      ----------------------------------------------------
                                                      ----------------------------------------------------

(1)  Annualized

APPENDIX

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS

The following information provides brief description of the securities in which the Fund may invest and the transactions it may make. The Fund is not limited by this discussion, however, and may purchase other types of securities and may enter into other types of transactions if they are consistent with the Fund's investment objective and policies.

DELAYED-DELIVERY AND WHEN-ISSUED TRANSACTIONS. The Fund may buy and sell obligations on an when-issued or delayed delivery basis, with payment and delivery taking place at a future date. The market value of obligations purchased in this way may change before the delivery date, which could increase fluctuations in the Fund's share price, yield, and return. Ordinarily, the Fund will not earn interest on obligations until they are delivered.

DEMAND FEATURES AND STAND-BY COMMITMENTS. A demand features is a put that entitles the security holder to repayment of the principal amount of the underlying security at any time or at specified intervals. A standby commitment is a put that entitles the security holder to same-day settlement at amortized cost plus accrued interest.

ILLIQUID INVESTMENTS. Under guidelines established by the Trustees, The Adviser determines the liquidity of the Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expense, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price. The Fund may invest up to 15% of its assets in illiquid investments and private placement.

RESTRICTED SECURITIES. The Fund may purchase securities which cannot be sold to the public without registration under the Securities Act of 1933 (restricted securities). Unless registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration. Provided that the security has a demand feature of seven days or less, or a dealer or institutional trading market exists, these restricted securities are not treated as illiquid securities for the purposes of the Fund's investment limitations. Investing in restricted securities could have the effect of increasing the level of Fund illiquidity if qualified institutional buyers become, for a time, uninterested in purchasing these securities.

LETTERS OF CREDIT. Issuers or financial intermediaries who provide features or standby commitments often support their ability to buy obligations on demand by obtaining letters of credit (LOCs) or other guarantees from domestic or foreign banks. LOCs also may be used as credit supports for municipal instruments. The Adviser may rely upon its evaluation of a bank's credit in determining whether to purchase an instrument supported by an LOC. In evaluating a foreign bank's credit, The Adviser will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls, or other governmental restrictions that might affect the bank's ability to honor its credit commitment.

REFUNDING CONTRACTS. The Fund may purchase securities on a when-issued basis in connection with the refinancing of an issuer's outstanding indebtedness. Refunding contracts require the issuer to sell and the Fund to buy refunded municipal obligations at a stated price and yield on a settlement date that may be several months or several years in the future. Although the Fund may sell its rights under a refunding contract, these contracts are relatively new and the secondary market for them may be less liquid than the secondary market for other types of municipal securities.

U.S. TREASURY OBLIGATIONS. U.S. treasury obligations are obligations issued by the United States and backed by its full faith and credit.

VARIABLE AND FLOATING RATE INSTRUMENTS. Variable and floating rate instruments, including certain participation interests in municipal obligations, have interest rate adjustment formulas that help to stabilize their market values. Many variable or floating rate instruments also carry demand features that permit the Fund to sell them at par value plus accrued interest on short notice.

ADDITIONAL INFORMATION ABOUT THE FUND
--------------------------------------------------------------------------------

If you would like more information about the Fund, the following documents are available free upon request.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains additional information about all aspects of the Fund. A current SAI has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a copy of the SAI, write or call the Fund at the address or phone number listed below. The SEC also maintains a Web site located at http://www.sec.gov that contains the SAI, material incorporated herein by reference, and other information regarding the Fund.

ANNUAL AND SEMI-ANNUAL REPORTS

The Fund's annual and semi-annual reports provide additional information about the Fund's investments. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TO OBTAIN THE SAI OR THE MOST RECENT ANNUAL OR SEMI-ANNUAL REPORT FOR THE FUND YOU MAY WRITE TO THE ARISTATA QUALITY BOND FUND, C/O ALPS MUTUAL FUNDS SERVICES, INC. AT 370 17TH STREET, SUITE 3100, DENVER, COLORADO 80202 OR CALL THE FUND AT 1-800-644-8595.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------















Investment Company Act File No. 811-

                                 [ARISTATA LOGO]



                    ARISTATA COLORADO QUALITY TAX-EXEMPT FUND


                                   Prospectus

                                __________, 1999













As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

                    ARISTATA COLORADO QUALITY TAX-EXEMPT FUND

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   FUND FACTS

GOAL: To provide investors with a high level of current income that is exempt from Colorado and Federal income taxes while seeking to preserve principal.

PRINCIPAL INVESTMENTS:      INVESTMENT ADVISER (THE "ADVISER"):
- Colorado Obligations      - Tempest, Isenhart, Chafee Lansdowne & Assoc., Inc.

                            DISTRIBUTOR:
                            - ALPS Mutual Funds Services, Inc. ("ALPS")
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE -- The investment objective of the Aristata Colorado Quality Tax-Exempt Fund (the "Fund") is to seek to provide investors with as high a level of current income exempt from Colorado and Federal income taxes as is consistent with the preservation of capital by investing in municipal obligations which pay interest exempt from Colorado State and federal income taxes.

PRINCIPAL INVESTMENT STRATEGIES - The Fund invests primarily in obligations, including those of certain non-Colorado issuers, of any maturity that pay interest which is exempt from Federal and Colorado income taxes. The non-Colorado obligations that currently qualify are those issued by Guam, the Northern Mariana Islands, Puerto Rico and the Virgin Islands. However, as a Colorado-oriented fund, at least 65% of the Fund's total assets will be invested in the obligations of Colorado issuers. It is possible, but not anticipated, that up to 35% of the Fund's total assets could be invested in obligations of non-Colorado issuers.

"Quality" obligations are those rated in one of the four highest categories by a nationally recognized rating organization such a Moody's Investors Service or Standard & Poor's Corporation or, if unrated, are determined to be of comparable quality by the Adviser. The Fund may invest up to 15% of its total assets in such unrated securities.

At least 80% of the Fund's net assets will be invested in obligations that will not be subject to the Federal alternative minimum tax and, accordingly, the Fund can invest up to 20% of its net assets in obligations which are subject to the Federal alternative minimum tax.

PRIMARY RISKS -- An investment in the Fund is subject to many risks, including:

-    Interest Rate Risk             -     Non-Diversification Risk
-    Credit Risk                    -     Geographic Concentration Risk
-    Liquidity Risk

For more information about the risk factors identified above, please refer to the section entitled "Principal Investments" later in this prospectus. The Statement of Additional Information ("SAI") contains additional information about the risks associated with investing in the Fund.

THE VALUE OF THE FUND'S SHARES WILL FLUCTUATE WITHIN A WIDE RANGE, SO AN INVESTOR IN THE FUND COULD LOSE MONEY OVER SHORT OR EVEN LONG PERIODS.

PLEASE REMEMBER THAT THERE IS NO GUARANTEE THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE, NOR IS AN INVESTMENT IN THE FUND INSURED, ENDORSED, OR GUARANTEED BY THE FDIC, A BANK OR ANY AGENCY OF THE U.S. GOVERNMENT.

--------------------------------------------------------------------------------
SHOULD I INVEST IN THE ARISTATA COLORADO QUALITY TAX EXEMPT FUND?

The Fund may be appropriate for you if:

- You are seeking a high quality portfolio of municipal obligations.You are seeking income that is exempt from both federal and Colorado income tax, other than the federal alternative minimum tax. (As a matter of fundamental policy, 80% of the Fund's assets will be invested in Colorado Obligations that are not subject to the federal alternative minimum tax.)

- You have a longer term investment perspective and are prepared to maintain your investment in the Fund for several years. (THE FUND IS NOT INTENDED FOR SHORT-TERM INVESTORS.)

- (REMEMBER, NO SINGLE INVESTMENT CAN PROVIDE AN EFFECTIVE, BALANCED INVESTMENT PLAN.)
--------------------------------------------------------------------------------

PERFORMANCE

Because the Fund commenced operations in March of 1998, historical performance is not yet presented for the Fund. Performance history will be presented for the Fund after it has been in operation for one calendar year.

ANNUAL FUND OPERATING EXPENSES are deducted from the Fund's assets before it pays dividends and before its net asset value and total return is calculated. We do not charge you separately for these expenses.


                 ----------------------------------------------
                        ANNUAL FUND OPERATING EXPENSES
                     (For the year ended April 30, 1999.)
                 ----------------------------------- ----------
                 Management Fees                     0.50%
                 ----------------------------------- ----------
                 12b-1 Fees                          None
                 ----------------------------------- ----------
                 Other Expenses                      0.41%
                 ----------------------------------- ----------
                 Total Fund Operating Expenses       0.91%*
                 ----------------------------------- ----------

* The Adviser has agreed to waive that portion of its fee to the extent necessary for the Fund to maintain an expense ratio of not more than 0.50% of average net assets of the Fund.

EXAMPLES -- The following example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. The example shows the cumulative amount of Fund expenses you would pay on a hypothetical investment of $10,000 in shares offered by the Fund. The example assumes a 5% average annual return and that you reinvest all of your dividends. Your actual costs may be higher or lower.

                                 ONE        THREE      FIVE          TEN
                                 YEAR       YEARS      YEARS        YEARS
--------------------------------------------------------------------------
ARISTATA QUALITY BOND FUND        $93       $290        $504        $1,119

HOW WE MANAGE THE ARISTATA COLORADO QUALITY TAX-EXEMPT FUND

OUR INVESTMENT STRATEGY -- The Adviser seeks to maximize current income by assembling a portfolio of "Quality" Colorado Obligations that the Adviser believes is best positioned to achieve the investment objective of the Fund while still maintaining the credit and risk tolerances established for the Fund. Quality Colorado Obligations are those obligations that are rated within the four highest rating categories of an NRSRO or, if unrated by an NRSRO, obligations that the Adviser has determined are of comparable quality. In selecting individual securities for the Fund, the Adviser evaluates a number of factors concerning the security, including: the issuer's creditworthiness, the terms and conditions of the security, and the current price of the security compared to the Adviser's estimate of the security's long-term value.

PRINCIPAL INVESTMENT STRATEGIES - The Fund invests primarily in obligations, including those of certain non-Colorado issuers, of any maturity that pay interest which is exempt from Federal and Colorado income taxes. The non-Colorado obligations that currently qualify are those issued by Guam, the Northern Mariana Islands, Puerto Rico and the Virgin Islands. However, as a Colorado-oriented fund, at least 65% of the Fund's total assets will be invested in the obligations of Colorado issuers. It is possible, but not anticipated, that up to 35% of the Fund's total assets could be invested in obligations of non-Colorado issuers.

"Quality" obligations are those rated in one of the four highest categories by a nationally recognized rating organization such a Moody's Investors Service or Standard & Poor's Corporation or, if unrated, are determined to be of comparable quality by the Adviser. The Fund may invest up to 15% of its total assets in such unrated securities.

At least 80% of the Fund's net assets will be invested in obligations that will not be subject to the Federal alternative minimum tax and, accordingly, the Fund can invest up to 20% of its net assets in obligations which are subject to the Federal alternative minimum tax.

The Fund has no stated restrictions on average portfolio maturity. Accordingly, in selecting investments for the Fund, the Adviser is free to select securities that, in its judgment, offer the most attractive yields regardless of the security's remaining time to maturity. Thus, the Fund may, from time to time, have a greater average portfolio maturity than other comparable funds.

PRINCIPAL INVESTMENTS -- The following table describes the securities in which the Fund typically invests and the principal risks associated with those securities.

--------------------------------------------------------------------------------
WHAT IS MEANT BY "AVERAGE PORTFOLIO MATURITY?"

The stated maturity of a bond is the date the issuer must repay the bond's entire principal value to an investor. The Aristata Quality Bond Fund has no limitations on maturity of individual investments or on average portfolio maturity. Average portfolio maturity refers to the average of the maturities of the securities, with each maturity "weighted" in relation to the total portfolio assets that it represents.
--------------------------------------------------------------------------------

----------------------------------------------------------- -----------------------------------------------------
                       Securities                                        Principal Risks Associated
                                                                              With the Security
----------------------------------------------------------- -----------------------------------------------------
MUNICIPAL OBLIGATIONS (IN GENERAL): Securities that are     CREDIT RISK -- The risk that the issuer of a
issued to raise money for various public purposes.  This    security, or a party to a contract, will default or
includes general purpose financing for state and local      otherwise not honor a financial obligation.
governments as well as financing for specific projects or
public facilities.  Municipal obligations may be backed     INTEREST RATE RISK -- The risk of a decline in
by the full taxing power of a municipality or by the        market value of an interest bearing instrument due
revenues from a specific project or the credit of a         to changes in interest rates.  For example, a rise
private organization.  Some municipal obligations are       in interest rates typically will cause the value of
insured by private insurance companies, while others may    a fixed rate security to fall.  On the other hand,
be supported by letters of credit furnished by domestic     a decrease in interest rates will cause the value
or foreign banks.                                           of a fixed rate security to increase.  In general,
                                                            shorter term securities offer greater stability and
                                                            are less sensitive to changes in interest rates.
                                                            Longer term securities of the type in which the
                                                            Fund invests offer less stability and tend to be
                                                            more sensitive to changes in interest rates, but
                                                            generally offer higher yields.

                                                            LIQUIDITY RISK -- The risk that certain securities
                                                            or other investments may be difficult or impossible
                                                            to sell at the time the Fund would like to sell
                                                            them.  It may be difficult for the Fund to sell the
                                                            investment for the value the Fund has placed on it.
----------------------------------------------------------- -----------------------------------------------------
MUNICIPAL LEASE OBLIGATIONS: Securities issued by  state    CREDIT RISK
and local governments or authorities to acquire land and
a wide variety of equipment and facilities.  These          INTEREST RATE RISK
obligations typically are not backed by the credit of the
issuing municipality, and their interest may become         LIQUIDITY RISK
taxable if the lease is assigned.  If funds are not
appropriated for the lease payments for the following
year, the lease may terminate, with the possibility of
significant loss to the Fund.  Certificates of
Participation in municipal lease obligations or
installment sales contracts entitle the holder to a
proportionate interest in the lease purchase payments
made.
----------------------------------------------------------- -----------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS:  U.S. government obligations   CALL RISK
are debt obligations issued or guaranteed by the U.S.
Treasury or by an agency or instrumentality of the U.S.     EXTENSION RISK
government.  Not all U.S. government obligations are
backed by the full faith and credit of the United           INTEREST RATE RISK
States.  For example, obligations issued by the Federal
Farm Credit Bank or by the Federal National Mortgage
Association are supported by the agency's right to borrow
money from the U.S. Treasury under certain
circumstances.  There is no guarantee that the government
will support these types of obligations, and, therefore,
they involve more risk than other government obligations.
----------------------------------------------------------- -----------------------------------------------------

----------------------------------------------------------- -----------------------------------------------------
                       Securities                                        Principal Risks Associated
                                                                              With the Security
----------------------------------------------------------- -----------------------------------------------------
MUNICIPAL REFUNDING COLLATERALIZED MORTGAGE OBLIGATIONS     CREDIT RISK
(MR CMOS): MR CMOs originated from revenue bonds issued
to fund low interest rate mortgages for first time home     INTEREST RATE RISK
buyers with low to moderate incomes and are now secured
by an "escrow fund" generally consisting entirely of        LIQUIDITY RISK
direct U.S. Government obligations that are sufficient
for paying the security holders.  The security is
considered a "mortgage related security" for investment
purposes; therefore, banks have no investment limitations
or restrictions for purchasing the security for their own
account.  MR CMOs are attractive for investors seeking
----------------------------------------------------------- -----------------------------------------------------
TAX-EXEMPT COMMERCIAL PAPER: Promissory notes issued by     CREDIT RISK
municipalities to help finance short-term capital or
operating needs.                                            INTEREST RATE RISK

                                                            LIQUIDITY RISK
----------------------------------------------------------- -----------------------------------------------------
REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS:    CREDIT RISK
An agreement between a buyer and seller of securities in
which the seller agrees to buy the securities back within
a specified period of time at the same price the buyer
paid for them, plus an amount equal to an agreed upon
interest rate.
-----------------------------------------------------------------------------------------------------------------


In addition to the securities identified above, the Fund may, from time to time, engage in the following investment practices or techniques:

BORROWING FROM BANKS. The Fund may borrow money from banks (up to 30% of the Fund's total assets) for temporary or emergency purposes.

TEMPORARY DEFENSIVE POSITION. In response to adverse economic or market conditions, the Fund may invest without limit in short-term money market securities including, but not limited to, U.S. government obligations, commercial paper, and certificates of deposit. This strategy is inconsistent with the investment objective and principal investment strategies of the Fund, and if employed, could result in the Fund achieving a lower return than it might have achieved under normal market conditions. Also, to the extent that the Fund derives interest on temporary taxable investments and realizes capital gains or losses from its portfolio transactions, dividends derived from such interest, short-term capital gains, and long-term capital gains will be taxable to shareholders.

For more information about the securities in which the Fund invests, please refer to the Appendix to this Prospectus and the SAI.

NON-DIVERSIFICATION RISK. An investment in a non-diversified mutual fund (as defined in the Investment Company Act of 1940) such as the Fund, entails greater risks than an investment in a diversified mutual fund. Because the Fund is non-diversified, it may invest a higher percentage of its assets in the securities of a smaller number of issuers. As a result, the Fund may be more susceptible to any single economic, political, or regulatory occurrence than a more widely diversified mutual fund and may be subject to greater risk of loss with respect to its portfolio securities.

GEOGRAPHIC CONCENTRATION RISK. The performance of the Fund is susceptible to various statutory, political, and economic factors that are unique to the State of Colorado. Some of these factors include the Colorado budget process, the state economy, and the volatility of state tax collections. For more information about the specific factors that could impact the performance of the Fund, please refer to the SAI.

SPECIAL CONSIDERATIONS RELATED TO COLORADO OBLIGATIONS. Because of limitations contained in the state constitution, the State of Colorado issues no general obligation bonds secured by the full faith and credit of the state. However, several agencies and instrumentalities of state government are authorized by statute to issue bonds secured by revenues from specific projects and activities.

Also, there are approximately 2,000 units of local government in Colorado, including counties, statutory cities and towns, home-rule cities and counties, school districts and a variety of water, irrigation, and other special districts and special improvement districts, all with various constitutional and statutory authority to levy taxes and incur indebtedness. The major source of revenue for funding such indebtedness is the ad valorem property tax, that presently is levied and collected solely at the local level, although the state is also authorized to levy such taxes. There is a statutory restriction on the amount of annual increases in taxes that can be levied by the various taxing jurisdictions in Colorado without seeking a referendum on the issue. As a result, the ability of issuers of Colorado issuers to repay their debts or to pay interest on such debts may be impaired as a result of factors that are not directly related to the issuer.

LIQUIDITY RISK RELATED TO COLORADO OBLIGATIONS. The Constitution of Colorado limits the ability of the State and local governments to increase revenues and expenditures, issue debt and enter into other financial obligations and raise taxes. Presently, it is not possible to predict how this provision of the Colorado Constitution will affect the various issuers of existing and future Colorado Obligations, but in general it could reduce the tax coverage for Colorado Obligations, limit the ability of municipalities to issue new obligations, and could impair the liquidity of Colorado Obligations. At the present time an established resale market exists for the Colorado Obligations in which the Fund invests. However, there is no guarantee that this secondary market will be available to the Fund in the future.

YEAR 2000 READINESS

Mutual funds and businesses around the world could be adversely affected if computers do not properly process date-related information with respect to the Year 2000. The Fund's advisers are addressing these issues for their computers and are getting reasonable assurances from the Fund's other major service providers that they too are addressing these issues to preserve smooth functioning of the Fund's trading, pricing, shareholder accounting, custodial and other operations. There can be no assurances, however, that all problems will be avoided.

These computer problems could also adversely affect the Funds' investments. Improperly functioning computers may disrupt securities markets generally or result in overall economic uncertainty. Individual companies may also be adversely affected by the cost of fixing their computers, which could be substantial. The Fund's investment managers consider these issues when evaluating investments for the Funds.

WHO MANAGES THE ARISTATA  COLORADO QUALITY TAX-EXEMPT FUND?

Tempest, Isenhart, Chafee, Lansdowne & Assoc., Inc., acts as the investment adviser to the Fund under the supervision of the Trust's Board of Trustees. The Adviser's address is 1380 Lawrence Street, Suite 1050, Denver, Colorado 80204. The Adviser manages the investment and reinvestment of the assets of the Fund and continuously reviews, supervises and administers the Fund's investments. The Adviser is responsible for placing orders for the purchase and sale of the Fund's investments directly with brokers and dealers selected by it in its discretion.

The Adviser utilizes a team management system for the Fund. The Adviser's investment professional team has an average of more than 25 years of investment research and portfolio management experience. These individuals bring a broad base of experience, ideas, knowledge, and expertise to the Fund's management.

The team of analysts and portfolio managers provides management of the Fund. The Adviser's investment team is led by H. David Lansdowne, CFA, President and Chief Executive Officer of Tempest, Isenhart, and its Chief Investment Officer since 1988. The Fund's other key investment management team include: Robert J. Alder, CFA, J. Jeffrey Dohse, Barbara Grummel and Greg H. Thompson, CFA.

Mr. Lansdowne earned both his B.S. (1969) and his M.B.A. from the University of Denver in 1972. He was awarded the Chartered Financial Analyst (CFA) designation in 1977. Mr. Lansdowne joined the Adviser in 1983 as Director of Research. He began his career as an Investment Officer with Colorado National Bank in Denver. He joined United Capital Management, a subsidiary of United Bank of Denver, where he was Vice President and Portfolio Manager, overseeing pension plans of Fortune 500 Companies. Immediately prior to joining Tempest,

Isenhart, he was Senior Vice President and Director of Research for Financial Programs mutual funds and for their subsidiary for privately-managed accounts, Financial Trust Company.

Mr. Alder earned his B.S. from the University of Colorado in 1969. He was awarded the Chartered Financial Analyst (CFA) designation in 1977. His investment management career began in 1969 as a portfolio manager and analyst with the Trust Investment Division of the First National Bank of Denver. In 1977, he joined the Trust Investment Division of Colorado National Bank and became head of the department in 1982. In 1987, he was instrumental in creating Colorado National Bank's wholly-owned registered investment advisory subsidiary, Colorado Capital Advisors and was President of that subsidiary until 1993, when he joined the Adviser in his current capacity as Executive Vice President.

Mr. Dohse earned his B.S. from Culver-Stockton College in Canton, Missouri, in 1963 and his M.B.A. from Loyola University in Chicago in 1971. He worked in the investment industry for 15 years before joining Tempest, Isenhart in 1983. He began his career with American National Bank & Trust Company in Chicago as a management trainee involved in all facets of bank and trust investments. He then joined the United Bank of Denver as Investment Officer, managing trust portfolios. Prior to joining the Adviser, Mr. Dohse was a Vice President and Portfolio Manager at IntraWest Bank of Denver, with responsibility for various investment management portfolios.

Ms. Grummel earned her B.S. from the University of Colorado in 1979. She worked for the National Association of Securities Dealers, N. Donald and Company and the underwriting and asset management divisions of Merrill Lynch. Prior to joining the Adviser, she was Executive Vice President with Lord Abbett and Company, the New York based mutual fund group, where her responsibilities included state-specific municipal bond fund management, individual fixed income portfolio management and new business development. Ms. Grummel is the lead portfolio manager for the Aristata Colorado Quality Tax-exempt Fund.

Mr. Thompson earned his B.S. from the University of Wyoming in 1967 and his M.B.A. from the University of Denver in 1972. He was awarded the Chartered Financial Analyst designation in 1988. He joined the Adviser, in 1987. His previous positions include three years as a Financial Analyst with Standard & Poor's Compustat Services, Inc. in Englewood, Colorado and twelve years with Page T. Jenkins, a Denver proprietorship. He was an Investment Manager and Security Analyst with Jenkins, conducting research and managing securities and mineral portfolios for the firm.

For the advisory services it provides to the Funds, the Adviser receives from the Fund a monthly fee, based on average daily net assets, at the annual rate of 0.50%.

ADVISER'S MUNICIPAL PERFORMANCE. Although the Adviser did not manage a registered investment company prior to May 2, 1998 (the date the Fund commenced operations), the Adviser has been providing investment advisory services to certain institutional clients since 1976. In fact, substantially all of the initial investors in the Fund previously were investors in certain unregistered, commingled investment pools advised by the Adviser (the "Pools") that were converted into the Fund.

The performance information presented below represents the performance of those Pools with investment objectives, policies, and strategies substantially similar to those of the Fund. However, the Pools were not subject to certain limitations imposed on registered investment companies by the 1940 Act and the Internal Revenue Code (the "Code"). If the Pools were subject to the limitations of the 1940 Act and the Code, the performance of the Pools may have been reduced. THE PAST PERFORMANCE INFORMATION PRESENTED BELOW DOES NOT INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE AND IS INTENDED TO BE USED FOR PURPOSES OF COMPARISON ONLY.


                      Assets Included in                                              Lipper Intermediate
                      Adviser's Municipal          Adviser's Municipal              Municipal Index (Lehman
   Year(1)                Performance                 Performance(2)                Index Prior to 1991)(3)
   -------                -----------                 --------------                -----------------------
     1976(4)               $249,464                     4.87%       5.01%
     1977                  $262,787                     7.27%       7.71%                  Index Not
     1978                  $833,728                    -1.54%      -1.13%                  Available
     1979                  $854,732                    -3.82%      -3.42%                  Until 1979
     1980                  $790,883                   -19.33%      18.99%                    -8.90%
     1981                  $725,230                   -10.20%      -9.83%                   -10.20%
     1982                $3,469,564                    30.82%      31.35%                    40.90%
     1983                 $5,126081                     5.24%       5.67%                     8.10%

     1984                $6,702,900                     8.43%       8.87%                    10.60%
     1985               $11,636,383                    23.44%      23.94%                    20.00%
     1986               $18,092,331                    20.64%      21.12%                    19.30%
     1987               $18,170,711                    -4.08%      -3.69%                    10.80%
     1990               $20,173,419                    12.33%      12.79%                     7.60%
     1991               $21,055,078                    13.67%      14.13%                    10.80%
     1992               $21,624,650                     5.46%       5.89%                     7.50%
     1993               $23,382,449                    11.33%      11.78%                     9.94%
     1994               $23,906,936                     8.19%       8.63%                    -3.52%
     1995               $27,173,100                    11.17%      10.62%                    12.86%
     1996               $25,234,140                     3.95%       4.38%                     3.70%
     1997               $25,291,237                     6.15%       6.59%                     7.08%
     1998               $24,728,838                     4.68%       5.11%                     5.60%

For 5 Years Ended 1998(1)                               4.44%       4.87%                    5.01%
For 10 Years Ended 1998(1)                              7.05%       7.49%                    7.14%
Since Inception
  (August 31, 1976)                                     5.97%       6.41%                      NA

(1)  All periods are ended December 31.

(2) The annual total returns achieved by the Pools as presented above reflects the annual operating expenses of the Fund and is calculated in accordance with SEC guidelines. The performance information in the first column reflects the weighted average of the performance of the Pools and has been restated to reflect a total expense ratio of .91% which is the gross expense ratio that the Fund experienced for the fiscal period ended April 30, 1999 and which reflects a management fee of .50% of average net assets. The performance information in the second column has been restated to reflect a total expense ratio of .50% which reflects certain voluntary fee waivers and/or expense reimbursements. These waivers and/or reimbursements may be modified or terminated at any time.

(3) The S&P 500 Index is an unmanaged index tracking the performance of 500 publicly traded U.S. Stocks and is often used to indicate the performance of the overall domestic stock market. The S&P 500 is not a mutual fund, and you cannot invest in it directly. Also, the performance of the S&P 500 does not reflect the costs associated with operating a mutual fund, such as buying, selling, and holding securities.

(4)  Data for the period August 31, 1976 through December 31, 1976.

HOW DO I INVEST IN THE ARISTATA QUALITY COLORADO TAX-EXEMPT FUND?

HOW ARE INVESTMENTS MADE?

As described below, you may purchase shares of the Fund through an authorized broker, service organization or investment adviser, or directly from the Fund. Your orders for the purchase of shares will be executed at the net asset value per share next determined after an order has been received in good form. Your payment will be invested in full and fractional shares of the Fund. Your orders transmitted to the Fund in proper form prior to 4:00 p.m., Eastern Time will be executed that day. You will not receive certificates for shares that you purchase. ALPS serves as the Fund's Transfer Agent and ALPS maintains records of each shareholder's holdings of Fund shares. The Fund reserves the right to reject any purchase. Your initial investment in the Fund must be preceded or accompanied by a completed, signed application.

MINIMUM PURCHASE REQUIREMENTS

The minimum initial investment in the Fund is $2,000. Any subsequent investments must be at least $50. All initial investments should be accompanied by a completed Purchase Application. A Purchase Application accompanies this Prospectus. You may obtain additional copies of the Purchase Application by calling the Fund at 1-800-644-8595. The Fund reserves the right to reject any purchase order.

INVESTING THROUGH YOUR BROKER, INVESTMENT ADVISER, OR A SERVICE ORGANIZATION

Shares are available to new and existing shareholders through authorized brokers, investment advisers and service organizations. To make an investment using this method, simply complete a Purchase Application and contact your broker, investment adviser or service organization with instructions as to the amount you wish to invest. Your broker will then contact the Fund to place the order on your behalf. Authorized brokers, investment advisers and service organizations may impose additional requirements and charges for the services rendered.

Your orders received by the Fund prior to the close of its trading (which is currently 4:00 p.m., Eastern time), will become effective that day. Brokers who receive your orders are obligated to transmit them promptly. You will receive written confirmation of your order within a few days of receipt of instructions from your broker.

CAN I INVEST IN THE FUND DIRECTLY?

You can invest in the Fund directly by using any of the methods described below.

BY MAIL. Make your check payable to the Aristata Colorado Quality Tax-Exempt Fund and mail it, along with the Purchase Application (if your purchase is an initial investment), to the address indicated on the Purchase Application. Purchases made by check are not permitted to be redeemed until payment of the purchase has been collected, which may take up to fifteen calendar days. Third party and foreign checks will not be accepted. Please include the Fund name and your account number on all checks.

BY BANK TRANSFER. After you have established an account with the Fund, a bank transfer will allow you to transfer money from your bank account via the Automated Clearing House (ACH) network to your Fund account. To use this service, you must indicate your desire to have this option on your Purchase Application. You also will need access to an account with a bank that provides bank transfer services. (Your bank may charge you a fee for this service.) Once you have established this option, a deposit account must be opened at a bank providing bank transfer services and you must arrange for this service to be provided. Once you have completed this process, you can initiate a bank transfer by contacting a representative from your bank, providing the required information for the bank, and authorizing the transfer to take place. Please allow two or three days after the authorization for the transfer to occur.

BY WIRE. To initiate your wire transaction, call your depository institution. Federal funds (monies transferred from one bank to another through the Federal Reserve System with same-day availability) should be wired to:

       State Street Bank & Trust Co.
       ABA# 011000028
       Aristata Colorado Quality Tax-Exempt Fund
       Credit DDA# 22404081
       (Account Registration)
       (Account Number)

AUTOMATIC INVESTMENT PROGRAM. The Automatic Investment Program offers a simple way to establish and maintain a consistent investment program. You may arrange automatic transfers (minimum $50 per transaction) from your bank account to your Fund account on a periodic basis by simply completing the Automatic Investment Plan section of your Purchase Application. When you participate in this program, the minimum initial investment in each Fund is $250. You may change the amount of your automatic investment, skip an investment, or stop the Automatic Investment Program by calling the Fund at 1-800-644-8595 at least three business days prior to your next scheduled investment date.

The Fund may in its discretion discontinue, suspend or change the practice of accepting orders by any of the methods described above. Orders for the purchase of shares are subject to acceptance by the Fund. The Fund reserves the right to suspend the sale of shares, or to reject any purchase order, including orders in connection with exchanges, for any reason.

HOW DO I REDEEM FUND SHARES?

Shareholders may redeem their shares, in whole or in part, on each day the Fund is valued (see the section entitled "How are Fund Shares Valued?" later in this Prospectus). Shares will be redeemed at the net asset value next determined after a redemption request has been received by the Fund in good form.

A redemption may be a taxable transaction on which gain or loss may be recognized. See the section entitled "What Is the Effect of Federal Income Tax on this Investment?" later in this Prospectus for more information.

Where the shares to be redeemed have been purchased by check, the payment of redemption proceeds may be delayed until the purchasing check has cleared, which may take up to 15 calendar days. Shareholders may avoid this delay by investing through wire transfers of Federal funds. During the period prior to the time the shares are redeemed, dividends on the shares will continue to accrue and be payable and the shareholder will be entitled to exercise all other beneficial rights of ownership.

Once the shares are redeemed, the Fund will ordinarily send the proceeds by check to the shareholder at the address of record on the next business day. The Fund may, however, take up to seven days to make payment. Also, if the New York Stock Exchange is closed (or when trading is restricted) for any reason other than customary weekend or holiday closings or if an emergency condition, as determined by the SEC merits such action, the Fund may suspend redemptions or postpone payment dates beyond the normal seven day redemption period.

To ensure acceptance of your redemption request, it is important to follow the procedures described below. Although the Fund has no present intention to do so, the Fund reserves the right to refuse or to limit the frequency of any telephone, wire or bank transfer redemptions. Of course, it may be difficult to place orders by telephone during periods of severe market or economic change, and a shareholder should consider alternative methods of communications during such times.

The Fund may modify or terminate its services and provisions at any time. If the Fund terminates any particular service, it will do so only after giving written notice to shareholders. Redemption by mail will always be available to shareholders.

You can redeem your shares directly from the Fund using any of the methods described below.

REDEEMING YOUR SHARES THROUGH AN AUTHORIZED BROKER, SERVICE ORGANIZATION OR INVESTMENT ADVISER

You may redeem your shares by contacting your authorized broker, service organization or investment adviser and instructing him or her to redeem your shares. He or she will then contact ALPS and place a redemption order on your behalf.

REDEEMING YOUR SHARES DIRECTLY FROM THE FUND

BY MAIL. You may redeem your shares by sending a letter directly to the Fund. To be accepted, a letter requesting redemption must include: (i) the Fund name and account registration from which you are redeeming shares; (ii) your account number; (iii) the amount to be redeemed; (iv) the signatures of all registered owners; and (v) for redemptions exceeding $10,000, a signature guarantee by any eligible guarantor institution, including a member of a national securities exchange, or a commercial bank or trust company, broker-dealer, credit union or savings association. Corporations, partnerships, trusts or other legal entities will be required to submit additional documentation.

BY TELEPHONE. If you have established the telephone redemption privilege on your Purchase Application, you may redeem your shares by calling the Fund at 1-800-644-8595. You should be prepared to give the telephone representative the following information: (i) your account number, social security number and account registration; (ii) the Fund name from which you are redeeming shares; and (iii) the amount to be redeemed. The conversation may be recorded to protect you and the Fund. The Fund employs reasonable procedures to confirm that instructions communicated to its representatives by telephone are genuine. If the Fund fails to employ such reasonable procedures, it may be liable for any loss, damage or expense arising out of any telephone transactions purporting to be on a shareholder's behalf. However, if the Fund acts on instructions it reasonably believes to be genuine, you will bear the loss. For your protection, telephone redemptions will be suspended for a period of 10 days following an address change given over the telephone.

You may instruct the Fund to send your redemption proceeds via federal wire ($1,000 minimum per transaction) or bank transfer to your personal bank. Your instructions should include: (i) your account number, social security number and account registration; (ii) the Fund name from which you are redeeming shares; and (iii) the amount to be redeemed. Wire and bank transfer redemptions can be made only if the privilege has been established on your Purchase Application and you have attached a copy of a voided check or a letter summarizing the wiring instructions of the account where proceeds are to be wired. Your bank may charge you a fee for receiving a wire payment on your behalf.

SYSTEMATIC WITHDRAWAL PLAN. If your Fund account balance is $10,000 or more, you may elect to have periodic redemptions made from your account on a monthly, quarterly, semi-annual or annual basis by completing the Systematic Withdrawal Plan section of the Purchase Application. The minimum periodic withdrawal is $100 and the transaction normally will be executed on the fifth or twentieth day of the selected month(s). Depending on the size of the payment requested and fluctuation in the net asset value, if any, of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust your account. You also may request that these payments be sent to a predesignated bank account or other designated party. If a shareholder participates in the Systematic Withdrawal Plan, all dividends will automatically be reinvested [unless the shareholder directs otherwise].

EXCHANGE OF FUND SHARES

The Fund offers two convenient ways to exchange shares in one Fund for shares in another Fund in the Trust. Before engaging in an exchange transaction, a shareholder should read carefully the Prospectus describing the Fund into which the exchange will occur. A prospectus for any fund offered by the Trust can be obtained without charge by writing to ALPS at the address listed on the cover of this Prospectus. A shareholder may not exchange shares of one Fund for shares of another Fund if the new Fund is not qualified for sale in the state of the shareholder's residence. Please call the Fund at 1-800-644-8595 to see if the fund you are interested in is available in your state. The minimum amount for an initial and subsequent exchange is $50. The Trust may terminate or amend the terms of the exchange privilege at any time upon at least 60 days prior written notice to shareholders of any modification or termination of the exchange privilege.

A new account opened by exchange must be established with the same name(s), address and social security number as the existing account. All exchanges will be made based on the net asset value next determined following receipt of the request by a Fund in good order.

An exchange is taxable as a sale of a security on which a gain or loss may be recognized. See the section entitled "What Is the Effect of Federal Income Tax on this Investment?" later in this Prospectus for more information. Shareholders will receive written confirmation of the exchange following completion of the transaction.

EXCHANGE BY MAIL. To exchange Fund shares by mail, simply send a letter of instruction to the Fund. The letter of instruction must include: (i) your account number; (ii) the Fund from and the Fund into which you wish to exchange your investment; (iii) the dollar or share amount you wish to exchange; and (iv) the signatures of all registered owners or authorized parties; (v) for exchanges exceeding $10,000, a signature guarantee by an eligible guarantor institution, including a member of a national securities exchange, or by a commercial bank or trust company, broker/dealer, credit union or savings association.

EXCHANGE BY TELEPHONE. If you have established the telephone exchange privilege on your Purchase Application, you may exchange Fund shares by telephone by simply calling the Fund at (800) 644-8595. You should be prepared to give the telephone representative the following information: (i) your account number, social security or tax identification number and account registration; (ii) the name of the Fund from and the Fund into which you wish to transfer your investment; and (iii) the dollar or share amount you wish to exchange. The conversation may be recorded to protect you and the Funds. Telephone exchanges will be suspended for a period of ten days following a telephone address change. See the section entitled "Redemption Of Fund Shares - By Telephone" later in this Prospectus for a discussion of telephone transactions generally.

HOW ARE FUND SHARES VALUED?

The term "net asset value per share," or NAV, means the worth of one share. The NAV is calculated by adding pro rata share of the value of all securities and other assets attributable to the Fund, deducting the pro rata share of Fund liabilities, and dividing the result by the number of shares outstanding.

WHAT IS THE EFFECT OF FEDERAL INCOME TAX ON THIS INVESTMENT?

The Fund intends to distribute substantially all of its net investment income and capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis. Any net capital gains realized are normally distributed in December. Income dividends for the Fund, if any, are declared daily and paid monthly.

FEDERAL TAXES. Distributions of gains from the sale of assets held by the Fund for more than one year generally are taxable to shareholders at the applicable mid-term or long-term capital gains rate, regardless of how long they have owned their Fund shares. Distributions from other sources generally are taxed as ordinary income. A portion of the Fund's dividends may qualify for the dividends-received deduction for corporations. Distributions are taxable when they are paid, whether taken in cash or reinvested in additional shares, except that distributions declared in October, November or December and paid in January are taxable as if paid on December 31. The Fund will send each Institutional Investor an IRS Form 1099-DIV by January 31.

STATE TAXES. Distributions received from the Fund will not be subject to Colorado personal income taxes to the extent such distributions are attributable to interest on bonds or securities of the U.S. Government or any of its agencies or instrumentalities, or on bonds or securities issued by the State of Colorado or any county, municipality or political subdivision of Colorado, including any agency, board, authority or commission thereof, without regard to maturity.

TAXATION OF CERTAIN PRIVATE ACTIVITY BONDS. Tax-exempt interest from certain private activity bonds and exempt-interest dividends attributable to that interest income constitute an item of tax preference under the alternative minimum tax. Therefore, shareholders who may be deemed to be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds may suffer adverse tax consequences from investing in the Fund and, therefore, should consult their tax advisers before purchasing Fund shares.

"BUYING A DIVIDEND." On the record date for a distribution of income or capital gains, the Fund's share price is reduced by the amount of the distribution. If shares are bought just before the record date ("buying a dividend"), the full price for the shares will by paid, and a portion of the price will be received back as a taxable distribution.

CONVERSION OF THE FUND. On or before March 2, 1998, common trust and collective investment fund assets managed by the Adviser contributed assets to the Fund in exchange for shares of the Fund. This transfer may result in adverse tax consequences under certain circumstances to either the investors transferring shares from a common trust or collective investment fund for shares of the Fund ("reorganizing shareholders") or to investors who acquire shares of the Fund after a transfer ("new shareholders"). As a result, the Fund may have acquired some securities that have appreciated in value or depreciated in value from the date they were acquired originally. If appreciated securities are sold after the transfer, the amount of the gain would be taxable to new shareholders as well as to reorganizing shareholders. New shareholders would therefore incur a tax liability on distributions of capital gains realized by the Fund even though the value of their investment in the Fund may not have increased. The effect on shareholders who transferred into the Fund would be to reduce their potential liability for tax on capital gains by spreading it over a larger asset base. The opposite may occur if the Fund acquires securities having an unrealized capital loss. In that case, shareholders who transferred into the Fund will be unable to utilize the loss to offset gains, but, because the transfer will not result in any gains, the inability of shareholders who transferred into the Fund to utilize unrealized losses will have no immediate tax effect. For new shareholders, to the extent that unrealized losses are realized by the Fund, new shareholders may benefit by any reduction in net tax liability attributable to the losses.

OTHER TAX INFORMATION. The information above is only a summary of some of the Federal and Colorado tax consequences generally affecting the Fund and its shareholders. No attempt has been made to discuss individual tax consequences. You should consult your tax adviser for details and up-to-date information on the tax laws in your state to determine whether the Fund is suitable given your particular tax situation.

When you sign your account application, you will be asked to certify that your taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you do not comply with IRS regulations, the IRS can require the Fund to withhold 31% of taxable distributions from your account.

FINANCIAL HIGHLIGHTS

The Financial Highlights Table is presented to help you understand the Fund's financial performance since its inception. All "per share" information reflects financial results for a single Fund share. This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling the Fund at 1-800-644-8595.


FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the period indicated:


                                                                Colorado Quality Tax-Exempt Fund
                                                          For the                         For the Period
                                                         Year Ended                        March 2, 1998
                                                       April 30, 1999                    to April 30, 1998
                                                      ----------------------------------------------------
Selected Per-Share Data:
Net asset value - beginning of period                       $9.94                             $10.00
                                                      ----------------------------------------------------
Income from investment operations:
  Net investment income                                      0.49                               0.08
  Net realized and unrealized loss on investments            0.04                              (0.06)
                                                      ----------------------------------------------------
  Total income from investment operations                    0.53                               0.02
                                                      ----------------------------------------------------
Distributions:
  From net investment income                                (0.49)                             (0.08)
  From net realized gain                                    (0.09)                              -
                                                      ----------------------------------------------------
  Total distributions                                       (0.58)                             (0.08)
                                                      ----------------------------------------------------
Net asset value - end of period                             $9.89                              $9.94
                                                      ----------------------------------------------------
                                                      ----------------------------------------------------
Total Return                                                 5.40%                              0.22%
                                                      ----------------------------------------------------
                                                      ----------------------------------------------------
Ratios and Supplemental Data:
Net assets, end of period (000)                           $17,502                            $23,381
                                                      ----------------------------------------------------
                                                      ----------------------------------------------------
Ratio of expenses to average net assets                      0.45%                              0.45%(1)
                                                      ----------------------------------------------------
                                                      ----------------------------------------------------
Ratio of net investment income to
  average net assets                                         4.85%                              5.00%(1)
                                                      ----------------------------------------------------
                                                      ----------------------------------------------------
Ratio of expenses to average net
  assets without fee waivers                                 0.91%                              0.92%(1)
                                                      ----------------------------------------------------
                                                      ----------------------------------------------------
Ratio of net investment income to
  average net assets without fee waivers                     4.40%                              4.53%(1)
                                                      ----------------------------------------------------
                                                      ----------------------------------------------------
Portfolio turnover rate                                      7.86%                             17.64%(1)
                                                      ----------------------------------------------------
                                                      ----------------------------------------------------

(1)  Annualized

APPENDIX

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS

The following information provides brief description of the securities in which the Fund may invest and the transactions it may make. The Fund is not limited by this discussion, however, and may purchase other types of securities and may enter into other types of transactions if they are consistent with the Fund's investment objective and policies.

DELAYED-DELIVERY AND WHEN-ISSUED TRANSACTIONS. The Fund may buy and sell obligations on an when-issued or delayed-delivery basis, with payment and delivery taking place at a future date. The market value of obligations purchased in this way may change before the delivery date, which could increase fluctuations in the Fund's share price, yield, and return. Ordinarily, the Fund will not earn interest on obligations until they are delivered.

DEMAND FEATURES AND STAND-BY COMMITMENTS. A demand feature is a put that entitles the security holder to repayment of the principal amount of the underlying security at any time or at specified intervals. A stand-by commitment is a put that entitles the security holder to same-day settlement at amortized cost plus accrued interest.

ILLIQUID SECURITIES. Under guidelines established by the Trustees, the Adviser determines the liquidity of the Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expense, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price. The Fund may invest up to 15% of its assets in illiquid investments and private placement.

RESTRICTED SECURITIES. The Fund may purchase securities which cannot be sold to the public without registration under the Securities Act of 1933 ("Restricted Securities"). Unless registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration. Provided that the security has a demand feature of seven days or less, or a dealer or institutional trading market exists, these Restricted Securities are not treated as illiquid securities for the purposes of the Fund's investment limitations. Investing in restricted securities could have the effect of increasing the level of Fund illiquidity if qualified institutional buyers become, for a time, uninterested in purchasing these securities.

LETTERS OF CREDIT. Issuers or financial intermediaries who provide features or standby commitments often support their ability to buy obligations on demand by obtaining letters of credit (LOCs) or other guarantees from domestic or foreign banks. LOCs also may be used as credit supports for municipal instruments. The Adviser may rely upon its evaluation of a bank's credit in determining whether to purchase an instrument supported by an LOC. In evaluating a foreign bank's credit, The Adviser will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls, or other governmental restrictions that might affect the bank's ability to honor its credit commitment.

RESOURCE RECOVERY BONDS. Resource Recovery Bonds are a type of revenue bond issued to build facilities such as solid waste incinerators or waste-to-energy plants. Typically, a private corporation will be involved, at least during the construction phase, and the revenue stream will be secured by fees or rents paid by municipalities for use of the facilities. The viability of a resource recovery project, environmental protection regulations, and project operator tax incentives may affect the value and credit quality of resource recovery bonds.

REFUNDING CONTRACTS. The Fund may purchase securities on a when-issued basis in connection with the refinancing of an issuer's outstanding indebtedness. Refunding contracts require the issuer to sell and the Fund to buy refunded municipal obligations at a stated price and yield on a settlement date that may be several months or several years in the future. Although the Fund may sell its rights under a refunding contract, these contracts are relatively new and the secondary market for them may be less liquid than the secondary market for other types of municipal securities.

U.S. GOVERNMENT OBLIGATIONS. U.S. Government obligations are debt obligations issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. Not all U.S. Government obligations are backed by the full faith and credit of the United States. For example, obligations issued by the Federal Farm Credit Bank or by the Federal National Mortgage Association are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances. Obligations issued by the Federal Home Loan Bank are supported only by the credit of the agency. There is no guarantee that the Government will support these types of obligations, and, therefore, they involve more risk than other government obligations.

U.S. TREASURY OBLIGATIONS. U.S. Treasury obligations are obligations issued by the United States and backed by its full faith and credit.

VARIABLE AND FLOATING RATE INSTRUMENTS. Variable and floating rate instruments, including certain participation interests in municipal obligations, have interest rate adjustment formulas that help to stabilize their market values. Many variable or floating rate instruments also carry demand features that permit the Fund to sell them at par value plus accrued interest on short notice.

ADDITIONAL INFORMATION ABOUT THE FUND
--------------------------------------------------------------------------------

If you would like more information about the Fund, the following documents are available free upon request.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains additional information about all aspects of the Fund. A current SAI has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a copy of the SAI, write or call the Fund at the address or phone number listed below. The SEC also maintains a Web site located at http://www.sec.gov that contains the SAI, material incorporated herein by reference, and other information regarding the Fund.

ANNUAL AND SEMI-ANNUAL REPORTS

The Fund's annual and semi-annual reports provide additional information about the Fund's investments. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.




--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
       TO OBTAIN THE SAI OR THE MOST RECENT ANNUAL OR SEMI-ANNUAL REPORT
          FOR THE FUND YOU MAY WRITE TO THE ARISTATA COLORADO QUALITY
       TAX-EXEMPT FUND, C/O ALPS MUTUAL FUNDS SERVICES, INC. AT 370 17TH
          STREET, SUITE 3100, DENVER, COLORADO 80202 OR CALL ALPS AT
                                1-800-644-8595.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


















Investment Company Act File No. 811-

                              ARISTATA EQUITY FUND
                           ARISTATA QUALITY BOND FUND
                    ARISTATA COLORADO QUALITY TAX-EXEMPT FUND

                           370 17th Street, Suite 3100
                             Denver, Colorado 80202

                                ___________, 1999

General & Account Information:  (800) 644-8595

                       STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information ("SAI") is not a prospectus and is only authorized for distribution when preceded or accompanied by the prospectus for shares of the Aristata Equity Fund, the Aristata Quality Bond Fund, or the Aristata Colorado Quality Tax-Exempt Fund (the "Funds") dated August __, 1999 (the "prospectus"). This SAI contains additional and more detailed information than that set forth in the prospectus and should be read in conjunction with the prospectus. The prospectus may be obtained without charge by writing or calling the Funds at the address and information number printed above. The Funds' most recent Annual Report is incorporated herein by reference. A free copy can be obtained by calling the toll-free number printed above.

                                TABLE OF CONTENTS

                                                                                           PAGE
------------------------------------------------------------------------------------------------
INVESTMENT POLICIES
     Bank Obligations
     Commercial Paper
     Common Stocks
     Corporate Debt Securities
     Preferred Stock
     Repurchase Agreements
     Reverse Repurchase Agreements
     Variable and Floating Rate Demand and Master Demand Notes
     Loans of Portfolio Securities
     Mortgage-Related Securities
     Other Asset-Backed Securities
     Foreign Securities
     Foreign Currency Transactions
     Depositary Receipts
     Real Estate Securities
     Investment Company Securities
     U.S. Government Securities
     Interest Rate Futures Contracts
     Stock Index Futures Contracts
     Put Options on Stock Index Futures Contracts
     Forward Commitment and When-Issued Securities
     Colorado Municipal Obligations and Special Risk Considerations
     Economic Factors
     Restrictions of Appropriations and Revenues
     Colorado State Finances
     Debt
     Anticipation Notes
     Illiquid Securities
     Zero Coupon Securities

INVESTMENT RESTRICTIONS

MANAGEMENT
     Trustees and Officers
     Adviser
     Distribution of Fund Shares
     Administrator, Bookkeeping and Pricing Agent
     Fees and Expenses


DETERMINATION OF NET ASSET VALUE

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
PORTFOLIO TRANSACTIONS
     Portfolio Turnover

TAXATION
     The Colorado Bond Fund

OTHER INFORMATION
     Capitalization
     Voting Rights
     Custodian and Transfer Agent
     Yield and Performance Information
     Tax-Equivalent Yield Calculations
     Independent Accountants
     Registration Statement

FINANCIAL STATEMENTS
APPENDIX KEY TO MOODY'S BOND RATINGS
         KEY TO S & P'S BOND RATINGS

                          INVESTMENT POLICIES AND RISKS

         Financial Investors Trust (the "Trust") is an open-end, diversified management investment company with multiple diversified investment portfolios. The Trust is a Delaware business trust established under a Declaration of Trust dated November 30, 1993 and currently consists of multiple separately managed portfolios, three of which are discussed in this SAI.

         The prospectus discusses the investment objectives of the Funds and the policies to be employed to achieve those objectives. This section contains supplemental information concerning certain types of securities and other instruments in which the Funds may invest, the investment policies and portfolio strategies that the Funds may utilize, and certain risks attendant to such investments, policies and strategies.

         BANK OBLIGATIONS (All Funds). These obligations include negotiable certificates of deposit and bankers' acceptances. A description of the banks, the obligations of which the Funds may purchase, is set forth in the prospectus. A certificate of deposit is a short-term, interest-bearing negotiable certificate issued by a commercial bank against funds deposited in the bank. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment, as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date.

         COMMERCIAL PAPER (All Funds). Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions and similar taxable instruments issued by government agencies and instrumentalities. All commercial paper purchased by the Funds is, at the time of investment, (i) rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations ("NRSROs"), (ii) issued or guaranteed as to principal and interest by issuers having an existing debt security rating in one of the two highest rating categories by a least two NRSROs, or (iii) securities which, if not rated or single rated, are, in the opinion of the Funds' adviser, of an investment quality comparable to rated commercial paper in which the Funds may invest. See "VARIABLE AND FLOATING RATE AND MASTER DEMAND NOTES."

         COMMON STOCKS (Equity Fund). Common stock represents the residual ownership interest in the issuer after all of its obligations and preferred stocks are satisfied. Common Stocks fluctuate in price in response to many factors, including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market volatility. Furthermore, the Fund may invest in smaller companies. Small companies may have limited product lines, markets or financial resources; may lack depth of experience; and may be more vulnerable to adverse general market or economic developments than larger company issues, and can display abrupt or erratic movements at times, due to limited volumes and less publicly available information.

         CORPORATE DEBT SECURITIES (Equity Fund and Bond Fund). Fund investment in these securities is limited to corporate debt securities (corporate bonds, debentures, notes and similar corporate debt instruments) which meet the rating criteria established for each Fund.

         The ratings of Standard & Poor's Corporation ("S&P"), Moody's Investors Service ("Moody's"), Inc., and other NRSROs represent their respective opinion as to the quality of the obligations they undertake to rate (a description of S&P's and Moody's ratings is attached hereto as Appendix A). Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. However, the Funds' adviser will consider such event in its determination of whether the Fund should continue to hold the security. To the extent the ratings given by an NRSRO may change as a result of changes in such organizations or their rating systems, the adviser will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the prospectus and in this SAI.

         It is possible that unregistered securities purchased by a Fund in reliance upon Rule 144a under the Securities Act of 1933 could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a period, uninterested in purchasing these securities.

         PREFERRED STOCKS (Equity Fund). Preferred stock has a preference over common stock in liquidation and generally in dividends as well, but is subordinated to the liabilities of the issuer in all respects. Preferred stock may or may not be convertible into common stock. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

         REPURCHASE AGREEMENTS (All Funds). The Funds may invest in securities subject to repurchase agreements with U.S. banks or broker-dealers. Such agreements may be considered to be loans by the Funds for purposes of the Investment Company Act of 1940, as amended (the " 1940 Act"). A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agree upon time and price. The repurchase price exceeds the sale price, reflecting an agreed-upon interest rate effective for the period the buyer owns the security subject to repurchase. The agreed-upon rate is unrelated to the interest rate on that security. The adviser will monitor the value of the underlying security at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the security always equals or exceeds the repurchase price. In the event of default by the seller under the repurchase agreement, the funds may have problems in exercising their rights to the underlying securities and may incur costs and experience time delays in connection with the disposition of such securities.

         REVERSE REPURCHASE AGREEMENTS (All Funds). A Fund may borrow funds by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price. A Fund will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, a Fund will maintain in a segregated account cash, or other liquid assets (as determined by the board) of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

         VARIABLE AND FLOATING RATE DEMAND AND MASTER DEMAND NOTES (All Funds). The Funds may acquire variable and floating rate instruments as described in the prospectus. Variable and floating rate instruments are frequently not rated by credit rating agencies; however, unrated variable and floating rate instruments purchased by a Fund will be determined by the adviser under guidelines established by the board of trustees to be of comparable quality at the time of purchase to rated instruments eligible for purchase by the Funds. In making such determinations, the adviser will consider the earning power, cash flows and other liquidity ratios of the issuers of such instruments (such issuers include financial, merchandising, investment banking, bank holding and other companies) and will continuously monitor their financial condition. There may not be an active secondary market with respect to a particular variable or floating rate instrument purchased by a Fund. The absence of such an active secondary market could make it difficult for a Fund to dispose of the variable or floating rate instrument involved. In the event the issuer of the instrument defaulted on its payment obligations, a Fund could, for this or other reasons, suffer a loss to the extent of the default. Variable and floating rate instruments may be secured by bank letters of credit, guarantees or lending commitments.

         Instruments having variable or floating interest rates or demand features may be deemed to have remaining maturities as follows: (a) a U.S. government security with a variable rate of interest readjusted no less frequently than every 762 days may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (b) an instrument with a floating rate of interest, the principal amount of which is scheduled on the face of the instrument to be paid in 397 days or less, may be deemed to have a maturity equal to one day; (c) an instrument with a variable rate of interest, the principal amount of which is scheduled on the face of the investment to be paid in more than 397 days, and that is subject to a demand feature may be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand; (d) an instrument with a variable rate of interest, the principal amount of which is scheduled to be paid in 397 days or less may be deemed to have a maturity equal to the earlier of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand; and (e) an instrument with a floating rate of interest, the principal amount of which is scheduled to be paid in more than 397 days, that is subject to a demand feature, may be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

         LOANS OF PORTFOLIO SECURITIES (Equity Fund and Bond Fund). The Equity Fund and Bond Fund may lend their portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of U.S. government securities, other high-grade debt obligations or cash or letters of credit maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Funds may at any time call the loan and obtain the return of the securities loaned within five business days; (3) the Funds will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed 5% of the total assets of a particular Fund.

         The Funds will earn income for lending their securities because cash collateral pursuant to these loans will be invested in short-term money market instruments. In connection with lending securities, the Funds may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.

         MORTGAGE-RELATED SECURITIES (Equity and Bond Fund). There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association ("GNMA") include GNMA mortgage pass-through certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA guaranteed mortgage passthrough certificates (also known as "FANNIE MAEs") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC mortgage participation certificates (also known as "FREDDIE MACS" or "PCS"). FHLMC is a corporate instrumentality of the United States, created pursuant to an act of congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage but in no event later than one year after it becomes payable.

         FOREIGN SECURITIES (Equity Fund and Bond Fund). The Funds may invest directly in both sponsored and unsponsored U.S. dollar or foreign currency-denominated corporate securities (including preferred or preference stock in the case of the Equity Fund), certificates of deposit and bankers' acceptances issued by foreign banks, and obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. There may be less information available to the Funds concerning unsponsored securities, for which the paying agent is located outside the United States.

         The Equity Fund will ordinarily purchase foreign securities traded in the United States. However, the Equity Fund and Bond Fund may purchase the securities of foreign issuers directly in foreign markets, although the Fund does not intend to invest more than 5% of its net assets directly in foreign markets, although it may invest up to 10% of its net assets in American Depository Receipts ("ADRs"), discussed below. Securities of foreign issuers that are not listed on a recognized domestic or foreign securities exchange are deemed to be illiquid investments subject to a limitation of no more than 15% of the Fund's net assets. See "Illiquid Investments" below.

         The Equity Fund may also invest directly in foreign equity securities and in securities represented by European Depositary Receipts ("EDRs") or ADRs. ADRs are dollar-denominated receipts generally issued by domestic banks which represent the deposit with the bank of a security of a foreign issuer, and which are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to unsponsored ADR programs. Because the non-U.S. company does not actively participate in the creation of the ADR program, the underlying agreement for service and payment will be between the depositary and the shareholder. The company issuing the stock underlying the ADRs pays nothing to establish the unsponsored facility, as fees for ADR issuance and cancellation are paid by brokers. Investors directly bear the expenses associated with certificate transfer, custody and dividend payment.

         In addition, in an unsponsored ADR program, there may be several depositaries with no defined legal obligations to the non-U.S. company. The duplicate depositaries may lead to marketplace confusion because there would be no central source of information to buyers, sellers and intermediaries. The efficiency of centralization gained in a sponsored program can greatly reduce the delays in delivery of dividends and annual reports.

         Changes in foreign exchange rates will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. The Funds do not intend to invest more than 5% net assets directly in foreign markets.

         FOREIGN CURRENCY TRANSACTIONS. The Equity Fund and Bond Fund may enter into forward foreign currency exchange contracts for hedging purposes in anticipation of or in order to attempt to minimize the effect of fluctuations in the level of future foreign exchange rates. The Funds will set aside cash or other liquid assets in an amount at least equal to the market value to the instruments underlying the contract, less the amount of initial margin.

         Since the Funds may invest in securities denominated in currencies other than the U.S. dollar, and since those funds may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, a Fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates will influence values within the Fund from the perspective of U.S. investors. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by the Fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

         Those Funds that purchase foreign currency-denominated securities may enter into foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. these contracts are entered into in the interbank market conducted between currency traders (usually large commercial banks) and their customers. Forward foreign currency exchange contracts may be bought or sold to protect a Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar, or between foreign currencies. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

         DEPOSITARY RECEIPTS (Equity Fund) - the Fund may invest up to 10% of its net assets in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), European Depository Receipts ("EDRs") and other depositary receipts. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and EDRs and CDRs in bearer form are designed for use in Europe. The Fund may invest in ADRs, EDRs and CDRs through" sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

         There are certain risks associated with investments in unsponsored ADR and EDR programs. Because the non-U.S. company does not actively participate in the creation of the ADR or EDR program, the underlying agreement for service and payment will be between the depositary and the shareholder. The company issuing the stock underlying the ADRs or EDRs pays nothing to establish the unsponsored facility, as fees for ADR or EDR issuance and cancellation are paid by brokers. Investors directly bear the expenses associated with certificate transfer, custody and dividend payment.

         In an unsponsored ADR or EDR program, there also may be several depositaries with no defined legal obligations to the non-U.S. company. The duplicate depositaries may lead to marketplace confusion because there would be no central source of information to buyers, sellers and intermediaries. The efficiency of centralization gained in a sponsored program can greatly reduce the delays in delivery of dividends and annual resorts.

         In addition, with respect to all ADRs and EDRs, there is always the risk of loss due to currency fluctuations.

         REAL ESTATE SECURITIES (Equity Fund). The Fund may invest in Real Estate Investment Trusts ("REITS"). Investing in REITS involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Although the Fund will not invest directly in real estate, the Fund may invest in equity securities of issuers primarily engaged in or related to the real estate industry. Therefore, an investment in REITS is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the REITS' investments are concentrated geographically, by property type or in certain other respects, the REITS may be subject to certain of the foregoing risks to a greater extent. Equity REITS may be affected by changes in the value of the underlying property owned by the REITS, while mortgage REITS may be affected by the quality of any credit extended. REITS are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITS are also subject to the possibilities of failing to qualify for tax free pass-through of income under the U.S. internal revenue code and failing to maintain their exemptions from registration under the 1940 act.

         REITS (especially mortgage REITS) are also subject to interest rate risks. When interest rates decline, the value of a REIT'S investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

         Investing in REITS involves risks similar to those associated with investing in small capitalization companies. REITS may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

         INVESTMENT COMPANY SECURITIES (All Funds). The Funds may invest in securities issued by other investment companies. Each Fund currently intends to limit its investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of the fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or by the Funds as a whole.

         U.S. GOVERNMENT SECURITIES (Quality Bond Fund and Colorado Quality Tax-Exempt Fund). U.S. Government securities are obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. U.S. Treasury bills, which have a maturity of up to one year, are direct obligations of the United States and are the most frequently issued marketable U.S. Government security. The U.S. Treasury also issues securities with longer maturities in the form of notes and bonds.

         U.S. Government agency and instrumentality obligations are debt securities issued by U.S. Government-sponsored enterprises and Federal agencies. Some obligations of agencies are supported by the full faith and credit of the United States or by U.S. Treasury guarantees, such as mortgage-backed certificates, which may be guaranteed by the Government National Mortgage Association; others, such as obligations of the Federal Home Loan Banks, Federal Farm Credit Bank, Bank for Cooperatives, Federal Intermediate Credit Banks and the Federal Land Bank, are guaranteed by the right of the issuer to borrow from the U.S. Treasury; others, such as obligations of the Federal National Mortgage Association, are supported by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as obligations of the Student Loan Marketing Association and the Tennessee Valley Authority, are backed only by the credit of the agency or instrumentality issuing the obligation. In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

         Although U.S. Government securities generally do not involve the credit risks associated with other types of fixed income securities, the market values of U.S. Government Securities do go up and down as interest rates change. Thus, for example, the value of an investment in a Fund that holds U.S. Government securities may fall during times of rising interest rates. Yields on U.S. Government Securities tend to be lower than those on corporate securities of comparable maturities.

         INTEREST RATE FUTURES CONTRACTS (Bond Fund Only). The Fund may purchase and sell interest rate futures contracts ("futures contracts") as a hedge against changes in interest rates. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Future contracts are traded on designated "contracts markets" which, through their clearing corporations, guarantee performance of the contracts. Currently, there are futures contracts based on securities such as long-term U.S. Treasury bonds, U.S. Treasury notes, GNMA certificates and three month U.S. Treasury bills.

         Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Entering into a futures contract for the sale of securities has an effect similar to the actual sale of securities, although sale of the futures contract might be accomplished more easily and quickly. For example, if a Fund holds long-term U.S. government securities and the adviser anticipates a rise in long-term interest rates, it could, in lieu of disposing of its portfolio securities, enter into futures contracts for the sale of similar long-term securities. If rates increased and the value of the Fund's portfolio securities declined, the value of the Fund's futures contracts would increase, thereby protecting the Fund by preventing its net asset value from declining as much as it otherwise would have. Similarly, entering into futures contracts for the purchase of securities has an effect similar to actual purchase of the underlying securities, but permits the continued holding of securities other than the underlying securities. For example, if the adviser expects long-term interest rates to decline, the Fund might enter into futures contracts for the purchase of long-term securities, so that it could gain rapid market exposure that may offset anticipated increases in the cost of securities it intends to purchase, while continuing to hold higher-yielding short-term securities or waiting for the long-term market to stabilize. Futures transactions may fail as hedging techniques where price movements of the underlying securities do not follow price movements of the portfolio securities subject to the hedge. The loss with respect to futures transactions is potentially unlimited. Also, the Fund may be unable to control losses by closing its position if a liquid secondary market does not exist.

         STOCK INDEX FUTURES CONTRACTS (Equity Fund). A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. As the aggregate market value of the stocks in the index changes, the value of the index also will change. In the event that the index level rises above the level at which the stock index futures contract was sold, the seller of the stock index futures contract will realize a loss determined by the difference between the two index levels at the time of expiration of the stock index futures contract, and the purchaser will realize a gain in that amount. In the event the index level falls below the level at which the stock index futures contract was sold, the seller will recognize a gain determined by the difference between the two index levels at the expiration of the stock index futures contract, and the purchaser will realize a loss. Stock index futures contracts expire on a fixed date, currently one to seven months from the date of the contract, and are settled upon expiration of the contract.

         The Fund intends to utilize stock index futures contracts primarily for the purpose of attempting to protect the value of its common stock portfolio in the event of a decline in stock prices. The Fund, therefore, usually will be the seller of stock index futures contracts. This risk management strategy is an alternative to selling securities in the portfolio and investing in money market instruments. Also, stock index futures contracts may be purchased to protect a Fund against an increase in prices of stocks which the Fund intends to purchase. if the Fund is unable to invest its cash (or cash equivalents) in stock in an orderly fashion, the Fund could purchase a stock index futures contract which may be used to offset any increase in the price of the stock. However, it is possible that the market may decline instead, resulting in a loss on the stock index futures contract. If the Fund then concludes not to invest in stock at that time, or if the price of the securities to be purchased remains constant or increases, the Fund will realize a loss on the stock index futures contract that is not offset by a reduction in the price of securities purchased. The Fund also may buy or sell stock index futures contracts to close out existing futures positions. See "interest rate futures contracts" above for more information on the risks of stock index futures contracts.

         PUT OPTIONS ON STOCK INDEX FUTURES CONTRACTS (Equity Fund). The Fund may also purchase put options on stock index futures contracts. Sales of such options may also be made to close out an open option position. The Fund may, for example, purchase a put option on a particular stock index futures contract or stock index to protect against a decline in the value of the common stocks it holds. If the stocks in the index decline in value, the put should become more valuable and the Fund could sell it to offset losses in the value of the common stocks. In this way, put options may be used to achieve the same goals the Funds seek in selling futures contracts. A put option on a stock index future gives the purchaser the right, in return for a premium paid, to assume a short (i.e., the right to sell stock index futures) position in a stock index futures contract at a specified exercise price ("strike price") at any time during the period of the option. If the option is exercised by the holder before the last trading date during the option period, the holder receives the futures position, as well as any balance in the futures margin account. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash in an amount equal to the difference between the strike price and the closing level of the relevant index on the expiration date.

         The adviser expects that an increase or decrease in the index in relation to the strike price level would normally correlate to an increase or decrease (but not necessarily to the same extent) in the value of the Fund's common stock portfolio against which the option was written. Thus, any loss in the option transaction may be offset by an increase in the value of the common stock portfolio to the extent changes in the index correlate to changes in the value of that portfolio. The Fund may liquidate the put options it has purchased by effecting a "closing sale transaction," rather than exercising the option. This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that the Fund will be able to effect the closing sale transaction. The Fund will realize a gain from a closing sale transaction if the price at which the transaction is effected exceeds the premium paid to purchase the option and, if less, the Fund will realize a loss.

         FORWARD COMMITMENTS AND WHEN-ISSUED SECURITIES (All Funds). The Funds may purchase when-issued securities and make contracts to purchase securities for a fixed price at a future date beyond customary settlement time if a Fund holds, and maintains until the settlement date in a segregated account, cash or other liquid assets in an amount sufficient to meet the purchase price, or if the Funds enters into offsetting contracts for the forward sale of other securities it owns. Purchasing securities on a when-issued basis and forward commitments involve a risk of loss if the value of the security to be purchased declines and prior to the settlement date, which risk is in addition to their risk of decline in value of the Fund's other assets. No income accrues on securities purchased on a when-issued basis prior to the time delivery of the securities is made, although the Fund may earn interest on securities it has deposited in the segregated account because it does not pay for the when-issued securities until they are delivered. Investing in when-issued securities has the effect of (but is not the same as) leveraging the Fund's assets. Although the Fund would generally purchase securities on a when-issued basis or enter into forward commitments with the intention of actually acquiring securities, the Fund may dispose of a when-issued security or forward commitment prior to settlement, if the Adviser deems it appropriate to do so. The Fund may realize short-term profits or losses upon such sales.

         COLORADO MUNICIPAL OBLIGATIONS AND SPECIAL RISK CONSIDERATIONS (Colorado Quality Tax-Exempt Fund). The ability of this Fund to achieve its investment objective depends on the ability of issuers of Colorado municipal obligations to meet their continuing obligations for the payment of principa1 and interest.

         The concentration of the Colorado Quality Tax-Exempt Fund in securities issued by governmental units of only one state exposes the Fund to risks greater than those of a more diversified portfolio holding securities issued by governmental units of different states and different regions of the country.

         Many municipal debt obligations, including many lower-rated tax-exempt obligations, permit the issuers to call the security and thereby redeem their obligations earlier than the stated maturity dates. Issuers are more likely to call tax-exempt obligations during periods of declining interest rates. In these cases, if the Fund owns a tax-exempt obligation which is called, the Fund will receives its return of principal earlier than expected and would likely be required to reinvest the proceeds at lower interest rates, thus reducing income to the Fund.

         The Fund believes the information summarized below describes some of the more significant developments relating to securities of (i) municipalities or other political subdivisions or instrumentalities of the state of Colorado (the "state") which rely, in whole or in part, on ad valorem real property taxes and subdivisions or (ii) the state. The sources of such information include the official publications of the state, as well as other publicly available documents. The Fund has not independently verified any of the information contained in such official publications and other publicly available documents, but is not aware of any facts which would render such information inaccurate.

         During the 1980's, Colorado's economy was dependent on its energy sector. As a result, the state suffered a sharp economic downturn when the energy sector declined in the mid-to-late 1980's. Since 1991, growth in the services, trade and government sectors has improved Colorado's economic diversification. Growth in these areas, as well as in construction and high technology sectors, has also helped to offset job losses caused by military base closings and the decline of the state's mining industry. Population and income levels have also grown since 1991, often exceeding national trends, and unemployment levels have been below the national average. As of June 1997, S&P expected this growth to continue, although at a slower rate.

         The recent strength of Colorado's economy has helped to improve the state's financial position. Revenue growth has continued to exceed projections, primarily in the area of income tax collections. Since Colorado's constitution prohibits the issuance of general obligation debt, the state's debt burden has been low. The state has relied primarily on pay-as-you-go and lease financing to meet its capital improvement needs.

         Colorado's relatively strong economy and improved financial position, together with its relatively low debt ratios, should help its credit quality.

         RESTRICTIONS OF APPROPRIATIONS AND REVENUES. The state constitution requires that expenditures for any fiscal year not exceed revenues for such fiscal year. By statute, the amount of state General Fund revenues available for appropriation is based upon revenue estimates which, together with other available resources, must exceed annual appropriations by the amount of the unappropriated reserve (the "unappropriated reserve"). The unappropriated reserve requirement for fiscal years 1991, 1992 and 1993 was set at 3% of total appropriations from the General Fund. For fiscal years 1994 and thereafter, the unappropriated reserve requirement has been set at 4%. In addition to the unappropriated reserve, a constitutional Amendment approved by Colorado voters in 1992 requires the state and each local government to reserve a certain percentage of its fiscal year spending (excluding bonded debt service) for emergency use (the "emergency reserve"). The minimum emergency reserve was set at 1% for 1993 and 2% for 1994 and has been set at 3% for 1995 and later years. For fiscal year 1992 and thereafter, General Fund appropriations are also limited by statute to an amount equal to the cost of performing certain required reappraisals of taxable property plus an amount equal to the lesser of (i) 5% of Colorado personal income or (ii) 106% of the total General Fund appropriations for the previous fiscal year. This restriction does not apply to any General Fund appropriations which are required as a result of a new federal law, a final state or federal court order or moneys derived from the increase in the registered electors of the state voting at any general election. In addition, the statutory limit on the level of General Fund appropriations may be exceeded for a given fiscal year upon the declaration of a state fiscal emergency by the State General Assembly.

         According to the economic report, the fiscal year 1996 ending General Fund balance was $368.5 million, which was $211.8 million over the combined unappropriated reserve and emergency reserve requirements. The 1995 fiscal year ending General Fund balance was $488.5 million, or $262.4 million over the required unappropriated reserve and emergency reserve. Based on economic report estimates, the fiscal year 1997 ending General Fund balance is expected to be approximately $386.3 million, or $220.3 million over the required unappropriated reserve and emergency reserve.

         On November 3, 1992, voters in Colorado approved a constitutional amendment (the "Amendment") which, in general, became effective December 31, 1992, and restricts the ability of the state and local governments to increase revenues and impose taxes. The Amendment applies to the state and all local governments, including home rule entities ("districts"). Enterprises, defined as government owned businesses authorized to issue revenue bonds and receiving under 10% of annual revenue in grants from all Colorado state and local governments combined, are excluded from the provisions of the Amendment.

         The provisions of the Amendment are unclear and have required judicial interpretation. Among other provisions, the Amendment requires voter approval prior to tax increases, the imposition of a new tax, creation of debt, or mill levy or valuation for assessment ratio increases or a change of tax policy resulting in a net revenue gain. The Amendment also limits increases in government spending and property tax revenues to specified percentages. The Amendment requires that district property tax revenues yield no more than the prior year's revenues adjusted for inflation, voter approved changes, and (except with regard to school districts) local growth in property values according to a formula set forth in the Amendment. School districts are allowed to adjust property tax revenue levies for changes in student enrollment. Pursuant to the Amendment, local government spending is to be limited by the same formula as the limitation for property tax revenues. The Amendment limits increases in expenditures from the state general Fund and program revenues (cash Funds) to the growth in inflation plus the percentage change in state population in the prior calendar year. The bases for initial spending and revenue limits were fiscal year 1992 spending and 1991 property taxes collected in 1992. The bases for spending and revenue limits for all subsequent fiscal years is the prior fiscal year's spending and property taxes collected in the prior calendar year. Debt service changes, reductions and voter-approved revenue changes are excluded from the calculation bases. The Amendment also prohibits new or increased real property transfer tax rates, new state real property taxes and local district income taxes.

         Litigation concerning several issues relating to the Amendment has been brought in the Colorado courts. The litigation has dealt with three principal issues: (i) whether districts can increase mill levies to pay debt service on general obligation bonds without obtaining voter approval; (ii) whether a multi-year lease-purchase agreement subject to annual appropriation is an obligation which requires voter approval prior to execution of the agreement; and (iii) what constitutes an "enterprise" which is excluded from the provisions of the Amendment. In September 1994, the Colorado Supreme Court held that districts can increase mill levies to pay debt service on voter approved general obligation bonds issued after the effective date of the Amendment; in June 1995, the Colorado Supreme Court validated mill levy increases to pay general obligation bonds issued prior to the Amendment provided that such bonds or bonds issued to refund such bonds were voter approved. In later 1994, the Colorado Court of Appeals held that multiyear lease-purchase agreements subject to annual appropriation do not require voter approval. The time to file an appeal in that case has expired. Finally, in May 1995, the Colorado Supreme Court ruled that entities with the power to levy taxes may not themselves be "enterprises" for purposes of the Amendment; however, the court did not address the issue of how valid enterprises may be created. Many Colorado local governments interpret this decision to mean that a government with taxing power cannot be an enterprise but that a business activity (such as a utility) owned by such a government can be. Additional litigation in the "enterprise" arena may be filed in the future to clarify these issues. The Colorado Supreme Court has also decided that voters can authorize a government to keep and spend all revenues received in excess of the spending limits. Other aspects of the spending limit are being litigated in district court actions.

         In 1985, the Colorado General Assembly passed legislation creating a self-insurance fund and established a mechanism for claims adjustment, investigation and defense, as well as authorizing the settlement and payment of claims and judgements against the state. The General Assembly also utilizes the self-insurance fund for payment of the state's workers' compensation liabilities. The state currently maintains self-insurance for claims arising on or after September 15, 1985 under the Colorado Governmental Immunity Act and claims against the state, its officials, or its employees arising under federal law. Valid claims are paid from the Risk Management Fund created for this purpose by the General assembly. Since its inception through June 30, 1997 approximately $49.3 million has been appropriated to the Risk Management Fund for liability claims, other than workers' compensation, substantially all of which amount has been expended or is encumbered for claims and expenses. The state's actuarial estimate of unfunded liability as of June 30, 1996 was approximately $103.9 million, approximately 80% of which is related to workers' compensation liability. The state's Risk Management Fund appropriation for fiscal year 1997-98 is approximately $42.7 million, of which approximately 72.7% is related to workers' compensation liability. Costs of administration of the Risk Management Fund, legal fees and claims are payable from the Risk Management Fund.

         Judgments awarded against the state for which there is no insurance coverage or which are not payable from the state's Risk Management Fund ordinarily require a legislative appropriation before they may be paid. Sovereign immunity is not a defense available to the state in an action based upon a contract.

Even so, as a general matter, the state takes the position that judgements entered into against the state, except for certain federal civil rights judgements, are payable only to the extent of appropriations therefor.

         The state is a defendant in numerous lawsuits in which the plaintiffs allege that the state has acted negligently or wrongfully. It is the state's position that recoveries in such lawsuits would be limited by the Colorado Governmental Immunity Act. Payment of such judgements, if any, would be payable from insurance, the Risk Management Fund or would require separate appropriations.

The state is a defendant in the following material litigation:

         - a suit filed by the state of Kansas alleging wrongful conduct in connection with the state's use of interstate water;

         - suits filed by numerous employees of the state seeking compensation for overtime under the Federal Labor Standards
                  Act:

         - a suit filed by a group of property owners for alleged actions and inactions of the state with respect to the Summitville mining site;

         - a suit filed by the U.S. alleging the filing of false reports regarding allegedly unauthorized flights by the Colorado National Guard;

         - a suit filed by certain professors at Metropolitan State College alleging that their salaries have been improperly computed;

         - a suit filed by a certified class of inmates seeking injunctive relief against the state for alleged non-compliance under the Americans with Disabilities Act, an adverse result in which would require the state to implement significant capital improvements or alterations to some or all of 22 state prison facilities; and

         - numerous suits filed or threatened demanding that the state pay for all or a portion of the clean-up of several areas which are alleged to be environmentally unsafe.

         In addition, the state has been threatened with litigation by certain lessees of water located beneath lands owned by the state and by certain property owners alleging misuse of certain environmental clean-up moneys. The monetary damages claimed or expected to be claimed in these pending and threatened suits would exceed the insurance coverage available by a material amount. The state is vigorously defending these suits.

         The state is a defendant in numerous suits involving claims of inadequate, negligent or unconstitutional treatment of prisoners and mental patients. In some of these suits, plaintiffs are seeking or have obtained certification of a class for a class action. Most of these cases involved allegations of actual or punitive damages which may be material. In addition, numerous other cases are pending in which plaintiffs allege that the state has deprived persons of their civil rights. In the aggregate, the monetary damages claimed (actual, punitive and attorney's fees) in these cases would exceed the insurance coverage available by a material amount. However, the state believes it is highly unlikely that there will be actual awards of judgements in material amounts.

         The state is currently a defendant in numerous federal civil rights actions which individually, except as disclosed in the previous paragraph, do not involve material damage claims; however, in the aggregate, such actions could have a material effect on the state.

         Revenues received by the state may be affected by tax appeals brought by taxpayers from various tax assessments. In most instances, the amount of any refunds resulting from such appeals would not be material. The state's revenues may also be affected by claims made by taxpayers for refunds of income taxes previously paid to the state. The amounts of such refund claims, in some instance, may be material.

         According to the economic report, for fiscal year 1996, General Fund revenues (adjusted for cash funds that are exempt from the Amendment) were $3,941.9 million and program revenues (cash funds) were $1,815.5 million, for revenues totaling $5,757.3 million. During calendar year 1995, population and inflation grew at rates of 4.4% and 2.7%, respectively, for a combined total limit of 7.1 %. Accordingly, under the Amendment, increases in state expenditures during the 1996 fiscal year could not exceed $6,166.1 million and the actual 1996 General Fund and program revenues of $6,124.3 million were under the limit. The limitation for fiscal year 1997 is 5.5% over revenues during the 1996 fiscal year; accordingly, 1997 fiscal year revenues cannot exceed $6,528.5 million. Fiscal year 1997 revenues are estimated to be approximately $ 140 million over the limitation. The limitation for the 1998 fiscal year is currently projected to be 5.2% which translates to a revenue limit of approximately $6,946.5 million for fiscal year 1998. The state currently projects that revenues will exceed the Amendment limitation for the foreseeable future. There will be a special session of the legislature in October to determine how to refund the surplus for fiscal year 1997. It is possible that in future legislative sessions proposals to reform the state tax structure to minimize such surpluses may be considered. The state will have to refund, or obtain voter approval to retain, the excess over the limitation in 1998.

         There is also a statutory restriction on the amount of annual increases in taxes that the various taxing jurisdictions in Colorado can levy without electoral approval. This restriction does not apply to taxes levied to pay general obligation debt.

         COLORADO STATE FINANCES. As the state experienced revenue shortfalls in the mid1980s, it adopted various measures, including impoundment of funds by the governor, reduction of appropriations by the General Assembly, a temporary increase in the sales tax, deferral of certain tax reductions and inter-fund borrowings. According to state of Colorado audited finance reports, under generally accepted accounting principles, the state had unrestricted General Fund ending balances at June 30 of approximately $133.3 million in fiscal year 1992, $326.8 million in fiscal year 1993, $320.4 million in fiscal year 1994, $408.0 million in fiscal year 1995, and $368.5 million for fiscal year 1996.

         For fiscal year 1996, the following tax categories generated the following percentages of the state's $4,268.7 million total revenues (accrual basis): individual income taxes represented 54.3% of gross fiscal year 1996 receipts; sales, use, and other excise taxes represented 33.2% of gross fiscal year 1996 receipt; and corporate income taxes represented 4.8% of gross fiscal year 1996 receipts. For fiscal year 1997, General Fund revenues of approximately $4,645.8 million and appropriations of approximately $4,553.2 million are projected. The percentages of General Fund revenue generated by type of tax for fiscal year 1997 are not expected to be significantly different from fiscal year 1996 percentages.

         DEBT. Under its constitution, the state of Colorado is not permitted to issue general obligation bonds secured by the full faith and credit of the state. However, certain agencies and instrumentalities of the state are authorized to issue bonds secured by revenues from specific projects and activities. The state enters into certain lease transactions which are subject to annual renewal at the option of the state. In addition. the state is authorized to issue short-term revenue.

         ANTICIPATION NOTES. Local government units in the state are also authorized to incur indebtedness. The major source of financing for such local government indebtedness is an ad valorem property tax. In addition, in order to finance public projects, local governments in the state can issue revenue bonds payable from the revenues of a utility or enterprise or from the proceeds of an excise tax, or assessment bonds payable from special assessments. Colorado local governments can also finance public projects through leases which are subject to annual appropriation at the option of the local government. Local governments in Colorado also issue tax anticipation notes. The Amendment requires prior voter approval for the creation of any multiple fiscal year debt or other financial obligation whatsoever, except for refundings at a lower rate or obligations of an enterprise.

         The major risks to a continued economic recovery in Colorado are reduced federal expenditures, particularly in the area of defense, cessation of large public works projects in the state, a drop in tourism caused by the lack of any state-sponsored advertising, and reduced commercial real estate values. Any of these potential events could adversely affect the Colorado economy and local governmental revenues. Additionally, on November 3, 1992, Colorado voters approved an Amendment to the Colorado constitution which is commonly referred to as the taxpayer's bill of rights ("Tabor"). Tabor imposes various limits and new requirements on spending by the state of Colorado and all Colorado local governments (each of which is referred to in this section as a "governmental unit"). Any of the following, for example, now requires prior voter approval:
(i) any increase in a governmental unit's spending from one year to the next in excess of the rate of inflation plus a "growth factor," as defined in Tabor;
(ii) any increase in the real property tax revenues of a local governmental unit (not including the state) from one year to the next in excess of inflation plus the appropriate "growth factor"; (iii) any new tax, tax rate increase, mill levy increase, valuation for assessment ratio increase for a property class, extension of an expiring tax or tax policy change directly causing a net tax revenue gain; and (iv) except for refinancing bonded indebtedness at a lower interest rate or adding new employees to existing pension plans, creation of any multiple-fiscal year direct or indirect debt or other financial obligation whatsoever without adequate present cash reserves pledged irrevocably and held for payments in all future fiscal years. Tabor has already reduced the financial flexibility of all levels of Colorado government. In particular, governmental units dependent on taxes on residential property are being squeezed between Tabor requirements of voter approval for increased mill levies and an earlier state constitutional Amendment which has had the effect of lowering the assessment rate on residential property from 21.0% to 10.36% over the past eight years.

         There can be no assurance that these, or other events, will not negatively affect the market value of the securities in the Fund or the ability of municipal entities to pay their debt obligations in a timely manner.

         Economic conditions in the state may have continuing effects on other governmental units within the state (including issuers or the Colorado obligations in the Fund), which, to varying degrees, have also experienced reduced revenues as a result of recessionary conditions and other factors.

         ILLIQUID SECURITIES. It is the policy of the Funds that illiquid securities whose transfer is restricted by law (including certain securities unregistered under federal securities law) and other illiquid securities (including repurchase agreements of more than seven days' duration, variable and floating rate demand and master demand notes not requiring receipt of the principal note amount within seven days' notice and securities of foreign issuers that are not listed on a recognized domestic or foreign securities exchange) may not constitute, at the time of purchase or at any time, more than 15% of the value of the total net assets of the Fund in which they are held. Securities with restrictions on resale by that have a readily available market are not deemed illiquid for purposes of this limitation.

         The Funds have adopted a policy with respect to investments in illiquid securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended ("Securities Act"), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         The Funds may also invest in restricted securities issued under Section 4(2) of the Securities Act, which exempts from registration "transactions by an issuer not involving any public offering." Section 4(2) instruments are restricted in the sense that they can only be resold through the issuing dealer and only to institutional investors; they cannot be resold to the general public without registration. Restricted securities issued under Section 4(2) of the Securities Act will be treated as liquid if determined to be liquid by the advisor pursuant to the procedures adopted by the board.

         The commission has adopted Rule 144a, which allows a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144a establishes a "safe harbor" from the registration requirements of the Securities Act applicable to resales of certain securities to qualified institutional buyers. The adviser anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this new regulation and the development of automated systems for the trading clearance and settlement of unregistered securities of domestic and foreign issuers, such as the portal system sponsored by the National Association of Securities Dealers, Inc. (the "NASD"). Consequently, it is the intent of the Fund to invest, pursuant to procedures established by the board of trustees and subject to applicable investment restrictions, in securities eligible for resale under Rule 144a which are determined to be liquid based upon the trading markets for the securities.

         The adviser will monitor the liquidity of restricted securities in the Funds' portfolio under the supervision of the trustees. In reaching liquidity decisions, the adviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security over the course of six months or as determined in the discretion of the adviser; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers over the course of six months or as determined in the discretion of the adviser, (3) dealer undertakings to make a market in the security; (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer), and (5) other factors, if any, which the adviser deems relevant. The adviser will also monitor the purchase of Rule 144a securities to assure that the total of all Rule 144a securities held by a Fund do not exceed 15% of the Fund's average daily net assets. Rule 144a securities which are determined to be liquid based upon their trading markets will not, however, be required to be included among the securities considered to be illiquid for purposes of Investment Restriction No. 3.

         ZERO COUPON SECURITIES (Bond Fund). The Fund may invest in "zero coupon" fixed income securities. These securities accrue interest at a specified rate, but do not pay interest in cash on a current basis. The Fund is required to distribute the income on these securities to Fund shareholders as the income accrues, even though the Fund is not receiving the income in cash on a current basis. Thus the Fund may have to sell other investments to obtain cash to make income distributions at times when the Adviser would not otherwise deem it advisable to do so. The market value of zero coupon securities is often more volatile than that of non-zero coupon fixed income securities of comparable quality and maturity.

                             INVESTMENT RESTRICTIONS

         The following restrictions restate or are in addition to those described under "Principal Investments" in the prospectus.

         Each Fund, except as indicated, may not:

         (1) Invest more than 15% of the value of its net assets in investments which are illiquid (including repurchase agreements having maturities of more than seven calendar days, variable and floating rate demand and master demand notes not requiring receipt of principal note amount within seven days notice and securities of foreign issuers which are not listed on a recognized domestic or foreign securities exchange);

         (2) Borrow money or pledge, mortgage or hypothecate its assets, except that a Fund may enter into reverse repurchase agreements or borrow from banks up to 30% of the current value of its net assets for temporary or emergency purposes and those borrowings may be secured by the pledge of not more than 15% of the current value of such Fund's total net assets (but investments may not be purchased by a Fund while borrowings from banks exceed 5% of such Fund's net assets);

         (3) Issue senior securities, except insofar as a Fund may be deemed to have issued a senior security in connection with any repurchase agreement or any permitted borrowing;

         (4) Lend more than 30% in value of the Fund's securities, including investments in repurchase agreements, to broker-dealers or other financial organizations. All such loans will be collateralized by cash, U.S. Government obligations or other high-grade debt obligations that are maintained at all times in an amount equal to at least 102% of the current value of loaned securities;

         (5) Invest in companies for the purpose of exercising control or management;

         (6) Invest more than 10% of its net assets in shares of other investment companies;

         (7) Invest in real property or mortgage loans (including limited partnership interest but excluding real estate investment trusts and master limited partnerships), commodities, commodity contracts, or oil, gas and other mineral resource, exploration, development, lease or arbitrage transactions, provided that the Fund may invest in collateralized mortgage obligations;

         (8) Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933:

         (9) Sell securities short, except to the extent that a Fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

         (10) Purchase securities on margin, except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

         (11) Purchase or retain the securities of any issuer, if the individual officers and Trustees of the Funds, the Adviser or the Distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;

         (12) (Equity Fund and Bond Fund only) Purchase a security if, as a result, more than 25% of the value of its total assets would be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) this limitation shall not apply to obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry;

         (13) Invest more than 5% of its net assets in warrants which are unattached to securities, included within that amount no more than 2% of the value of the Fund's net asset, may be warrants which are not listed on the New York or American Stock Exchanges;

         (14) Write, purchase or sell puts, calls or combinations thereof, except that the equity and fixed income funds may purchase or sell puts and calls as otherwise described in the prospectus or SAI; however, no Fund will invest more than 5% of its total assets in these classes of securities for purposes other than bona fide hedging;

         (15) Invest more than 5% of the current value of its total assets in the securities of companies which, including predecessors, have a record of less than three years continuous operation.

         (16) Acquire the outstanding voting securities of any one issuer if, immediately after and as a result of such investment, the current market value of the holdings of the Fund in the securities of such issuer exceeds 10% of the market value of such issuers outstanding voting securities; or

         (17) Pledge more than 15% of its net assets to secure indebtedness; the purchase or sale of securities on a "when-issued" basis is not deemed to be a pledge of assets;

         The Colorado Bond Fund will not make loans except that the Fund may invest in Colorado obligations which it is permitted to buy. The Fund will not lend its portfolio securities.

         With respect to 75% of its assets, no Fund (except the Colorado Quality Tax-Exempt Fund), will invest more than 5% of its total assets in the securities of any one issuer (except for U.S. Government securities). In addition, no Fund will purchase more than 10% of the outstanding voting securities of any one issuer.

         The Fund is classified as a "non-diversified" investment company under the Investment Company Act of 1940 (the "1940 Act"). The Fund also intends to qualify as a "regulated investment company" under the Internal Revenue Code (the "Code"). One of the tests for such qualification under the Code is, in general, that at the end of each fiscal quarter of the Fund, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies). If the Fund had elected to register under the 1940 Act as a "diversified" investment company, it would have to meet the same test as to 75% of its assets. The Fund may therefore not have as much diversification among securities, and thus diversification of risk, as if it had made this election under the 1940 Act. In general, the more the Fund invests in the securities of specific issuers, the more the Fund is exposed to risks associated with investments in those issuers. The Fund's assets, being primarily or entirely Colorado issues, are accordingly subject to economic and other conditions affecting Colorado.

         If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund's investments will not constitute a violation of such limitation, except that any borrowing by a Fund that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days) and investments in illiquid securities which exceed 15% of net assets will be reduced as promptly as possible to adhere to such limitation. Otherwise, a Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of fluctuation in the value of the Fund's assets.

         Those restrictions which are identified as fundamental may not be changed except by a majority vote of shareholders. Other restrictions may be changed by the Board of Trustees without shareholder vote.

         The Fund may hold up to 100% of its assets in cash or short-term debt securities for temporary defensive purposes. The Fund will adopt a temporary defensive position when, in the opinion of the Adviser, such as position is more likely to provide protection against adverse market conditions than adherence to the Funds' other investment policies. The types of short-term instruments in which the Funds may invest for such purposes include short-term money market securities such as repurchase agreements and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate paper rated at the time of purchase at least within the "A" rating category by Standard & Poor's or within the "Prime" category by Moody's (or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" rating category by S&P or within the "Prime" category by Moody's).

                               PORTFOLIO TURNOVER

         Changes may be made in the portfolio consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. Portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for the period and dividing it by the monthly average of the market value of such securities during the period.

         The Adviser has employed and will continue to use a stock selection style based on fundamental research analysis and techniques which focuses on the long-term business, industry, and economic cycle. This long-term cyclical view typically results in a low turnover strategy. Because of this long-term investment perspective and the desire to minimize net short-term capital gains, the Funds generally will not engage in the trading of securities for the purposes of realizing short-term profits. Short-term realized capital gains cannot be eliminated, however, as certain market conditions may, in the Adviser's best judgment, warrant realizing such gains.

                                   MANAGEMENT

TRUSTEES AND OFFICERS

         The Trust's Board of Trustees oversees the overall management of the Fund and elects the officers of the Trust. The principal occupations for the past five years of the Trustees and executive officers of the Trust are listed below. The address of each, unless otherwise indicated, is 370 Seventeenth Street, Suite 3100, Denver, Colorado 80202. Trustees deemed to be "interested persons" of the Trust for purposes of the Investment Company Act of 1940, as amended, are indicated by an asterisk. All of the Trustees, with the exception of Mr. Lee, were elected at a special meeting of shareholders held March 21, 1997.

----------------------------------- ------------------------------ --------------------------------------------------------------
NAME                                POSITION(S) HELD WITH THE      PRINCIPAL OCCUPATION DURING THE PAST 5 YEARS**
                                    TRUST
----------------------------------- ------------------------------ --------------------------------------------------------------
W. Robert Alexander* (71)           Trustee, Chairman and          Mr. Alexander, a member of the Board of Trustees since
                                    President                      December 1993, is the Chief Executive Officer of ALPS Mutual
                                                                   Funds Services, Inc. which provides administration and
                                                                   distribution services for proprietary mutual fund
                                                                   complexes.  Prior to co-founding ALPS, Mr. Alexander was
                                                                   Vice Chairman of First Interstate Bank of Denver,
                                                                   responsible for Trust, Private Banking, Retail Banking, Cash
                                                                   Management Services and Marketing.  Mr. Alexander is
                                                                   currently a member of the Board of Trustees of the Colorado
                                                                   Trust, Colorado's largest foundation as well as a Trustee of the Hunter and Hughes Trusts.  Because of his affiliation
                                                                   with ALPS, Mr. Alexander is considered an "interested"
                                                                   Trustee of Financial Investors Trust.
----------------------------------- ------------------------------ --------------------------------------------------------------

----------------------------------- ------------------------------ --------------------------------------------------------------
NAME                                POSITION(S) HELD WITH THE      PRINCIPAL OCCUPATION DURING THE PAST 5 YEARS**
                                    TRUST
----------------------------------- ------------------------------ --------------------------------------------------------------
Mary K. Anstine (58)                Trustee                        President/Chief Executive Officer, HealthONE Alliance,
                                                                   Denver, CO; Former Executive Vice President, First
                                                                   Interstate Bank of Denver.  Ms. Anstine is currently a
                                                                   Director of the Trust of Colorado, Trustee of the Denver
                                                                   Area Council of the Boy Scouts of America, a Director of the
                                                                   Junior Achievement Board and the Colorado Uplift Board, and
                                                                   a member of the Advisory Boards for the Girl Scouts Mile Hi
                                                                   Council and the Hospice of Metro Denver.  Formerly, Ms.
                                                                   Anstine served as a Director of ALPS from October 1995 to
                                                                   December 1996; Director of HealthONE; a member of the
                                                                   American Bankers Association Trust Executive Committee; and
                                                                   Director of the Center for Dispute Resolution.
----------------------------------- ------------------------------ --------------------------------------------------------------
Edwin B. Crowder (68)               Trustee                        Mr. Crowder currently operates a marketing concern with
                                                                   operations in the U. S. and Latin America.  He has
                                                                   previously engaged in  business pursuits in the restaurant, oil and gas drilling, and real estate development
                                                                   industries.  Mr. Crowder is a former Director of Athletics and Head Football Coach at the University of Colorado.
----------------------------------- ------------------------------ --------------------------------------------------------------
John R. Moran, Jr. (69)             Trustee                        Mr. Moran is President of The Colorado Trust, a private
                                                                   foundation trust serving the health and hospital community in the State of Colorado.  An attorney, Mr. Moran was
                                                                   formerly a partner with the firm of Kutak Rock & Campbell in
                                                                   Denver, Colorado and a member of the Colorado House of
                                                                   Representatives .  He is also a member of the Conference of
                                                                   Southwest Foundations, a member of the Treasurer's Office
                                                                   Investment Advisory Committee for the University of
                                                                   Colorado; a Trustee of the Robert J. Kutak Foundation;
                                                                   Director of the Colorado Wildlife Heritage Foundation; and a
                                                                   member of the Alumni Council of the University of Denver
                                                                   College of Law.
----------------------------------- ------------------------------ --------------------------------------------------------------

----------------------------------- ------------------------------ --------------------------------------------------------------
NAME                                POSITION(S) HELD WITH THE      PRINCIPAL OCCUPATION DURING THE PAST 5 YEARS**
                                    TRUST
----------------------------------- ------------------------------ --------------------------------------------------------------
Robert E. Lee                       Trustee                        Mr. Lee has been a Director of Storage Technology
                                                                   Corporation since 1989 and of Equitable of Iowa since 1981.
                                                                   Mr. Lee was the Executive Director of The Denver Foundation
                                                                   from 1989 to 1996, and is currently the Executive Director of Emeritus.  Mr. Lee is also a Director of Meredith Capital
                                                                   Corporation and Source Capital Corporation.
----------------------------------- ------------------------------ --------------------------------------------------------------
H. David Lansdowne (52)             Vice President                 President and CEO of Tempest, Isenhart, Chafee, Lansdowne
                                                                   and Associates since January, 1988.  Mr. Lansdowne joined
                                                                   Tempest, Isenhart as Director of Research in 1983.
----------------------------------- ------------------------------ --------------------------------------------------------------
Robert Alder (57)                   Vice President                 Executive Vice President of Tempest, Isenhart, Chafee,
                                                                   Lansdowne and Associates since January, 1993.
----------------------------------- ------------------------------ --------------------------------------------------------------
William Paston (43)                 Vice President and Treasurer   Product Development Manager of ALPS Mutual Funds Services,
                                                                   Inc. since February 1994.  Prior to joining ALPS, Mr. Paston was an associate with Lipper Analytical Services,
                                                                   coordinating that firm's marketing effort in the banking
                                                                   industry.
----------------------------------- ------------------------------ --------------------------------------------------------------
Russell C. Burk (40)                Secretary                      Mr. Burk has been General Counsel of ALPS Mutual Funds
                                                                   Services, Inc., the Administrator and Distributor, since
                                                                   February 1999.  Prior to joining ALPS, Mr. Burk served as
                                                                   Securities Counsel for Security Life of Denver, A subsidiary of ING Group.  Prior to joining Security Life, Mr. Burk
                                                                   served as General Counsel for RAF Financial Corporation,
                                                                   member NASD.
----------------------------------- ------------------------------ --------------------------------------------------------------
Jeremy May (29)                     Assistant Treasurer            Mr. May has been a Director of Mutual Fund Operations at
                                                                   ALPS Mutual Funds Services, Inc. since October 1997.  Prior to joining ALPS, Mr. May was an auditor with Deloitte &
                                                                   Touche LLP in their Denver office.
----------------------------------- ------------------------------ --------------------------------------------------------------

**Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

         Effective after the April 21, 1998 meeting of the Board, non-interested Trustees of the Trust receive from the Trust an annual fee in the amount of $4,000 and $500 for attending each Board or committee meeting. Previously, the non-interested Trustees received no annual fee and $1,000 for attending each Board meeting. The Trustees are reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings.

         For the Trust's fiscal year ended April 30, 1999, the Trustees were compensated as follows:


                                                       Pension or                                   Aggregate
                                                       Retirement            Estimated             Compensation
                                  Aggregate             Benefits               Annual               From Trust
                                 Compensation          Accrued As             Benefits              and Trust
Name of Person,                    From the           Part of Fund              Upon               Complex Paid
Position                            Trust               Expenses             Retirement            to Trustees
----------------------------- ------------------- --------------------- --------------------- -----------------------
Mary K. Anstine,                  $4,000(1)                $0                    $0                   $4,000
Trustee
----------------------------- ------------------- --------------------- --------------------- -----------------------
Edwin B. Crowder,                 $4,000(1)                $0                    $0                   $4,000
Trustee
----------------------------- ------------------- --------------------- --------------------- -----------------------
John R. Moran, Jr.,               $4,000(1)                $0                    $0                   $4,000
Trustee

(1) Member of the Audit Committee.

                                     ADVISER

         Tempest, Isenhart, Chafee, Lansdowne & Associates ("Tempest, Isenhart"), 1380 Lawrence Street, Suite 1050, Denver, Colorado, acts as the investment adviser to the Funds. Tempest, Isenhart manages the investment and reinvestment of the assets of the Funds and continuously reviews, supervises and administers the Funds' investments. The Adviser is responsible for placing orders for the purchase and sale of each Fund's investments directly with brokers and dealers selected by it in its discretion.

         The Investment Advisory contract ("Advisory Agreement") for the Funds became effective on February 20, 1998. Each Advisory Agreement will continue in effect for a two-year period and thereafter from year to year so long as such continuance is approved annually by a majority of the Funds' Trustees who are not parties to the Advisory Agreements or interested persons of any such party, and by either a majority of the outstanding voting shares or the Trustees of the Funds. Each Advisory Agreement: (i) may be terminated without the payment of any penalty by the Fund to Tempest, Isenhart on 60 days' written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the outstanding voting securities of such Fund.

         The Agreements provide that the investment adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with its performance of services pursuant to the Advisory Agreement, except loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the investment adviser in the performance of its obligations under the Advisory Agreement.

                           DISTRIBUTION OF FUND SHARES

         Shares of the Funds are offered on a continuous basis through ALPS Mutual Funds Services, Inc. ("ALPS"), 370 17th Street, Suite 3100, Denver, CO 80202, as Sponsor and Distributor of the Funds. ALPS also serves as administrator and distributor of other mutual funds. As distributor, ALPS acts as the Funds' agent to underwrite, sell and distribute shares in a continuous offering.

          ADMINISTRATOR, TRANSFER AGENT, BOOKKEEPING AND PRICING AGENT

         Pursuant to an Administration Contract, ALPS acts as Administrator for the Funds. ALPS provides management and administrative services necessary for the operation of the Funds, including among other things, (i) preparation of shareholder reports and communications, (ii) regulatory compliance, such as reports to and filings with the Securities and Exchange Commission ("SEC") and state securities commissions and (iii) general supervision of the operation of the Funds, including coordination of the services performed by the Funds' Adviser, custodian, independent accountants, legal counsel and others. In addition, ALPS furnishes office space and facilities required for conducting the business of the Funds and pays the compensation of the Funds' officers, employees and Trustees affiliated with ALPS.

         The Administration Agreements for the Bond Fund, Equity Fund and Colorado Bond Fund were approved by the Board of Trustees, including a majority of the Trustees who are not parties to the contracts or interested persons of such parties, at its meeting held on January 20, 1998. At any time, each Administration Agreement is terminable with respect to a Fund without penalty, at any time, by vote of a majority of the Trustees who are not "interested persons" of the Funds and who have no direct or indirect financial interest in the Administration Agreement upon not more than 60 days written notice to ALPS or by vote of the holders of a majority of the shares of the Fund involved, or, upon 60 days notice, by ALPS.

                                FEES AND EXPENSES

         As compensation for advisory, management and administrative services, the Adviser and ALPS (the "Administrator") are paid a monthly fee at the following annual rates:


                                  ADVISORY FEE            ADMINISTRATIVE FEE
Aristata Quality Bond Fund            0.50%                    0.20%*
Aristata Equity Fund                  0.85%                    0.20%*
Aristata Colorado Quality             0.50%                    0.20%*
Tax-Exempt Fund

* Subject to minimum annual fee of $90,000, $180,000 and $60,000 for the Bond Fund, Equity Fund and Colorado Bond Fund, respectively.

         During the fiscal period from March 2, 1998 (the inception date for each Fund) to April 30, 1998, the Adviser and ALPS were compensated by each fund as follows:


                                            ADVISER                    ADMINISTRATOR
Aristata Quality Bond Fund                  $47,180                    $18,872
Aristata Equity Fund                        $141,096                   $33,199
Colorado Quality Tax-Exempt                 $19,665                    $9,863
Fund

         During the fiscal period from March 2 to April 30, 1998, the Adviser waived fees in the amount of $17,002, $37,555 and $18,406 for the Bond, Equity and Colorado Bond Funds, respectively.

         During the fiscal year ended April 30, 1999, the Adviser and ALPS were compensated by each fund as follows:


                                            ADVISER                    ADMINISTRATOR
Aristata Quality Bond Fund                  $798,166                   $188,187
Aristata Equity Fund                        $280,373                   $112,149
Colorado Quality Tax-Exempt Fund            $ 98,950                   $ 60,328

         During the fiscal year ended April 30, 1999, the Adviser waived fees in the amount of $60,012, $146,835 and $89,839 for the Bond, Equity and Colorado Bond Funds, respectively.

         The Adviser has agreed to waive that portion of its fees to the extent necessary for the Equity Fund, the Quality Bond Fund, and the Colorado Quality Tax-Exempt Fund to maintain expense ratios of not more than 1.05%, 0.70% and 0.50%, respectively, of the average net assets of these Funds.

                        DETERMINATION OF NET ASSET VALUE

         As indicated under "How are Fund Shares Valued?" in the Prospectus, each Fund's net asset value per share for the purpose of pricing purchase and redemption orders is determined at 4:00 p.m. (Eastern time) on each day the New York Stock Exchange is open for trading with the exception of certain bank holidays. The Funds will be closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         Securities listed on an exchange or over-the-counter are valued on the basis of the last sale prior to the time the valuation is made. If there has been no sale since the immediately previous valuation, then the average of the last bid and asked prices is used. Quotations are taken from the exchange where the security is primarily traded. Portfolio securities which are primarily traded on foreign exchanges may be valued with the assistance of pricing services and are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a foreign security is valued is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees. Also, it is possible that events can occur that have a significant impact on the value of foreign securities at times when shareholders are unable to purchase or redeem shares of the Funds.

         Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Notwithstanding the above, bonds and other fixed-income securities are valued by using market quotations and may be valued on the basis of prices provided by a pricing service approved by the Board of Trustees. All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean between the bid and asked prices of such currencies against U.S. dollars as last quoted by any major bank.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         Payment for shares may, in the discretion of the Adviser, be made in the form of securities that are permissible investments for the Funds as described in the prospectus. For further information about this form of payment, please contact ALPS. In connection with an in-kind securities payment, a Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receive satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (2) the securities are in proper form for transfer to the Fund; and (3) adequate information will be provided concerning the basis and other matters relating to the securities.

         Under the 1940 Act, a Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings), or during which trading on said Exchange is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

         The Funds may suspend redemption rights or postpone redemption payments (as well as suspend the recordation of the transfer of shares) for such periods as are permitted under the 1940 Act. The Funds may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Funds' responsibilities under the 1940 Act.

         In addition, the Funds may redeem shares involuntarily to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder.

         All redemptions of shares of the Funds will be made in cash, except that the commitment to redeem shares in cash extends only to redemption requests made by each shareholder of a Fund during any 90-day period of up to the lesser of $250,000 or 1% of the net asset value of that Fund at the beginning of such period. This commitment is irrevocable without the prior approval of the SEC and is a fundamental policy of the Funds that may not be changed without shareholder approval. In the case of redemption requests by shareholders in excess of such amounts, the Board of Trustees reserves the right to have the

Funds make payment, in whole or in part, in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of a Fund to the detriment of its existing shareholders. In this event, the securities would be valued in the same manner as the securities of that Fund are valued. If the recipient were to sell such securities, he or she may incur brokerage or other transactional charges.

                             PORTFOLIO TRANSACTIONS

         Investment decisions for the Funds and for the other investment advisory clients of the Adviser are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the Adviser's opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

         The Funds have no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Funds' Board of Trustees, the Adviser is primarily responsible for portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Funds to obtain the best results taking into account the broker-dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities. While the Adviser generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available. The reasonableness of such spreads or brokerage commissions will be evaluated by comparing spreads or commissions among brokers or dealers in consideration of the factors listed immediately above and research services described below.

         Purchases and sales of securities will often be principal transactions in the case of debt securities and equity securities traded otherwise than on an exchange. The purchase or sale of equity securities will frequently involve the payment of a commission to a broker-dealer who effects the transaction on behalf of a Fund. Debt securities normally will be purchased or sold from or to issuers directly or to dealers serving as market makers for the securities at a net price. Under the 1940 Act, persons affiliated with the Funds or the sponsor are prohibited from dealing with the Funds as a principal in the purchase and sale of securities except in limited situations permitted by SEC regulations, unless a permissive order allowing such transactions is obtained from the SEC.

         The Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable results, give preference to a dealer which has provided statistical or other research services to the Adviser. By allocating transactions in this manner, the Adviser is able to supplement its research and analysis with the views and information for securities firms. These items, which in some cases may also be purchased for cash, include such matters as general economic-and-security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Adviser in advising various of its clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Funds. The management fee paid by the Funds is not reduced because the Adviser and its affiliates receive such services.

             [ADDITIONAL INFORMATION TO BE PROVIDED BY AMENDMENT.]

         As permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), the Adviser may cause the Funds to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934 Act) to the Adviser an amount of disclosed commission for effecting a securities transaction for the Funds in excess of the commission which another broker-dealer would have charged for effecting that transaction.

         Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.

         The Aristata Equity Fund paid $113,259 and $8,370 in brokerage commissions for the fiscal year ended April 30, 1999 and the fiscal period from March 2, 1998 to April 30, 1998, respectively.

                                    TAXATION

         The Funds intend to continue to qualify to be treated as regulated investment companies for each taxable year pursuant to the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, a Fund must (a) distribute to shareholders at least 90% of its investment company taxable income (which includes, among other items, dividends, taxable interest and the excess of net short-term capital gains over net long-term capital losses); (b) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; and (c) diversify its holdings so that, at the end of each quarter of the taxable year,
(i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies). In addition, a Fund earning tax-exempt interest must, in each year, distribute at least 90% of its net tax-exempt income. By meeting these requirements, the Funds generally will not be subject to Federal income tax on its investment company taxable income and net capital gains which are distributed to shareholders. If the Funds do not meet all of these Code requirements, they will be taxed as ordinary corporations and their distributions will be taxed to shareholders as ordinary income.

         Amounts, other than tax-exempt interest, not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, each Fund must distribute for each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of such year, and (3) all ordinary income and capital gain net income (adjusted for certain ordinary losses) for previous years that were not distributed during such years. A distribution, including an "exempt-interest dividend," will be treated as paid on December 31, of a calendar year if declared by a Fund during October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

         Some Funds may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC under the Code if at least one-half of its assets constitutes investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which the Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

         A Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, other elections may become available that would affect the tax treatment of PFIC stock held by a Fund. Each Fund's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC stock.

         Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject a Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders and that will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a Fund that did not invest in PFIC stock. Investors should consult their own tax advisers in this regard.

         Distributions of investment company taxable income generally are taxable to shareholders as ordinary income. Distributions from certain of the Funds may be eligible for the dividends-received deduction available to corporations. To the extent dividends received by a Fund are attributable to foreign corporations, a corporation that owns shares will not be entitled to the dividends-received deduction with respect to its pro rata portion of such dividends, since the dividends-received deduction is generally available only with respect to dividends paid by domestic corporations. Proposed legislation, if enacted, would reduce the dividends-received deduction from 70 to 50 percent.

         Distributions of net long-term capital gains, if any, designated by the Funds as long- term capital gain dividends are taxable to shareholders as long-term capital gain, regardless of the length of time the Funds shares have been held by a shareholder. All distributions are taxable to the shareholder in the same manner whether reinvested in additional shares or received in cash. Shareholders will be notified annually as to the Federal tax status of distributions.

         Distributions by a Fund reduce the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution, nevertheless, would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by the Funds. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which nevertheless generally will be taxable to them.

         Upon the taxable disposition (including a sale or redemption) of shares of a Fund, a shareholder may realize a gain or loss depending upon his basis in his shares. Such gain or loss generally will be treated as capital gain or loss if the shares are capital assets in the shareholders' hands. Such gain or loss will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. However, a loss realized by a shareholder on the disposition of Fund shares with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less. A loss realized on the redemption, sale or exchange of Fund shares will be disallowed to the extent an exempt interest dividend was received with respect to those shares if the shares have been held by the shareholder for six months or less. Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Shareholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a share of the Funds on the reinvestment date.

         The taxation of equity options is governed by Code section 1234. Pursuant to Code section 1234, the premium received by a Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by a Fund, if the option is sold any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

         Certain of the options, futures contracts, and forward foreign currency exchange contracts that several of the Funds may invest in are so-called "section 1256 contracts." With certain exceptions, gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, section 1256 contracts held by a Fund at the end of a taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are "marked-to market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss. Investors should consult their own tax advisers in this regard.

         Generally, the hedging transactions undertaken by a Fund may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on a position that is part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to stockholders.

         A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under the rules according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

         Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a Fund that did not engage in such hedging transactions. Investors should consult their own tax advisers in this regard.

         Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company, may limit the extent to which a Fund will be able to engage in transactions in options, futures, and forward contracts.

         Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest, dividends or other receivables, or accrues expenses or other liabilities denominated in a foreign currency, and the time the Fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options and forward and futures contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase, decrease, or eliminate the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income. Investors should consult their own tax advisors in this regard.

         Income received by a Fund from sources within foreign countries may be subject to withholding and other similar income taxes imposed by the foreign country. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and intends to elect to "pass-through" to its shareholders the amount of such foreign taxes paid by the Fund. Pursuant to this election, a shareholder would be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by a Fund and would be entitled either to deduct his pro rata share of foreign taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. Federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). Each shareholder will be notified within 60 days after the close of a Fund's taxable year whether the foreign taxes paid by a Fund will "pass-through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign taxes paid to each such country, and (b) the portion of the dividend which represents income derived from foreign sources.

         Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his total foreign source taxable income. For this purpose, if a Fund makes the election described in the preceding paragraph, the source of the Fund's income flows through to its shareholders. With respect to a Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuations gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit) including foreign source passive income of a Fund. The foreign tax credit may offset only 90% of the alternative minimum tax imposed on corporations and individuals, and foreign taxes generally may not be deducted in computing alternative minimum taxable income.

         The Funds are required to report to the Internal Revenue Service ("IRS") all distributions except in the case of certain exempt shareholders. All such distributions generally are subject to withholding of Federal income tax at a rate of 31% ("backup withholding") in the case of non-exempt shareholders if
(1) the shareholder fails to furnish the Funds with and to certify the shareholder's correct taxpayer identification number or social security number,
(2) the IRS notifies the Funds or a shareholder that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such distributions, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax. Any amount withheld may be credited against the shareholder's U.S. Federal income tax liability. Investors may wish to consult their tax advisers about the applicability of the backup withholding provisions.

         The foregoing discussion relates only to Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates). Distributions by the Funds also may be subject to state and local taxes and their treatment under state and local income tax laws may differ from Federal income tax treatment. Distributions of a Fund which are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities may be exempt from state and local income taxes in certain states. Shareholders should consult their tax advisers with respect to particular questions of Federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of the Funds including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty).

         THE COLORADO BOND FUND. The Fund intends to manage its portfolio so that it will be eligible to pay "exempt-interest dividends" to shareholders. The Fund will so qualify if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of state, municipal, and certain other securities, the interest on which is exempt from the regular Federal income tax. To the extent that the Fund's dividends distributed to shareholders are derived from such interest income and are designated as exempt-interest dividends by the Fund, they will be excludable from a shareholder's gross income for Federal income tax purposes. Exempt-interest dividends, however, must be taken into account by shareholders in determining whether their total incomes are large enough to result in taxation of up to 85% of their Social Security benefits and certain railroad retirement benefits. The Fund will inform shareholders annually as to the portion of the distributions from the Fund which constitute exempt-interest dividends. In addition, for corporate shareholders of each Fund, exempt-interest dividends may comprise part or all of an adjustment to alternative minimum taxable income. Exempt interest dividends that are attributable to certain private activity bonds, while not subject to the regular Federal income tax, may constitute an item of tax preference for purposes of the alternative minimum tax.

         Individuals, trusts, estates, and corporations who are holders of shares of the Colorado Bond Fund and who are subject to Colorado income tax will not be subject to Colorado tax on distributions from the Colorado Bond Fund to the extent that such distributions qualify as either (1) exempt interest dividends of a regulated investment company under Section 852(b)(5) of the Code, which are derived from interest on tax-exempt obligations of the State of Colorado or any of its political subdivisions; or (2) distributions derived from interest on obligations of the United States or its possessions included in federal adjusted gross income.

         To the extent that distributions on shares of the Fund are attributable to sources of income not described in the preceding sentences, including capital gains, such distributions will not be exempt from Colorado income tax.

         There are no municipal income taxes in Colorado. As intangibles, shares in the Colorado Bond Fund will be exempt from Colorado property taxes.

         Changes in the tax law, including provisions relating to tax-exempt income, frequently come under consideration. If such changes are enacted, the tax consequences arising from an investment in the Colorado Bond Fund may be affected. Since the Funds do not undertake to furnish tax advice, it is important for shareholders to consult their tax advisers regularly about the tax consequences to them of investing in one or more of the Funds.

                                OTHER INFORMATION

                                 CAPITALIZATION

         The capitalization of the Funds consists solely of an unlimited number of shares of beneficial interest with no par value. The Board of Trustees may establish additional Funds (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional Funds will not alter the rights of the shareholders. When issued, shares are fully paid, nonassessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In any liquidation of a Fund, each shareholder is entitled to receive his pro rata share of the net assets of that Fund.

         In the event of a liquidation or dissolution of the Funds or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund, and a proportionate distribution, based upon the relative net asset values of the respective Funds, of any general assets not belonging to any particular Fund which are available for distribution. Shareholders of a Fund are entitled to participate in the net distributable assets of the particular Fund involved in liquidation, based on the number of shares of the Fund that are held by each shareholder.

                                  VOTING RIGHTS

         Under the Declaration of Trust, the Funds are not required to hold annual meetings of each Fund's shareholders to elect Trustees or for other purposes. It is not anticipated that the Funds will hold shareholders' meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Funds. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Funds may remove persons serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Funds. To the extent required by applicable law, the Trustees shall assist shareholders who seek to remove any person serving as Trustee.

         The Funds' shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

         Shareholders of all of the Funds, as well as those of any other investment portfolio now or hereafter offered by the Fund, will vote together in the aggregate and not separately on a Fund-by-Fund basis, except as otherwise required by law or when permitted by the Board of Trustees. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Funds shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. A Fund is affected by a matter unless it is clear that the interests of each Fund in the matter are substantially identical or that the matter does not affect any interest of the Fund. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund. However, the Rule also provides that the ratification of the appointment of independent auditors, the approval of principal underwriting contracts and the election of trustees may be effectively acted upon by shareholders of the Funds voting together in the aggregate without regard to a particular Fund.

         As of __________, 1999, the following shareholders owned 5% or more of the outstanding shares of the Funds as listed below:


FUND                                            PERCENTAGE INTEREST
-------------------------------------------------------------------
EQUITY FUND

Colorado State Bank & Trust                            96.05%
Attn: Trust Department
1600 Broadway
Denver. CO 80202


BOND FUND

Colorado State Bank & Trust                            97.88%
Attn: Trust Department
1600 Broadway
Denver, CO 80202


COLORADO BOND FUND
Colorado State Bank & Trust                            90.73%
Attn: Trust Department
1600 Broadway
Denver, CO 80202

The directors and officers of the Funds, as a group, own less than 1% of each Fund's shares.

                          CUSTODIAN AND TRANSFER AGENT

         Fifth Third Bank has been appointed as the Funds' custodian. Pursuant to a Custodian Agreement, Fifth Third Bank is responsible for holding the Funds' cash and portfolio securities.

         ALPS has been appointed as Transfer Agent for the Funds and will perform dividend disbursing and transfer agency-related services for the Funds.

                        YIELD AND PERFORMANCE INFORMATION

         The Funds may, from time to time, include their yields, effective yields, tax equivalent yields and average annual total returns in advertisements or reports to shareholders or prospective investors.

         Quotations of yield for the Funds will be based on the investment income per share earned during a particular 30-day period, less expenses accrued during a period ("net investment income") and will be computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                           (6)
         YIELD=2[( a-b  +1)    -1]
                   ---
                   cd

         where a = dividends and interest earned during the period, b = expenses accrued for the period (that of any reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period. As of April 30, 1999 the 30 day SEC yields for the Bond and Colorado Bond Funds were 5.41% and 3.53% including fee waivers and reimbursements and 5.33% and 3.05%% without fee waivers and reimbursements, respectively.

         Quotations of tax-equivalent yield for the Bond Fund will be calculated by: (a) dividing the portion of the Fund's yield that is exempt from both Federal and California state income taxes by one minus a stated combined Federal and state income tax rate; (b) dividing the portion of the Fund's yield that is exempt from Federal income tax only by one minus a stated Federal income tax rate, and (c) adding the figures resulting from (a) and (b) above to that portion, if any, of the Fund's yield that is not exempt from Federal income tax.

         Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula:

               (n)
         P(l+T)   =ERV

         (where P = a hypothetical initial payment of $1,000, T= the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures will reflect a proportional share of Fund expenses (net of certain reimbursed expenses) on an annual basis, and will assume that all dividends and distributions are reinvested when paid. Average annual total returns for each Fund as of April 30, 1999 were as follows:


                                         1 YEAR        SINCE INCEPTION
Bond                                      5.49%             5.33%
Equity                                    9.39%            12.23%
Colorado Bond                             5.40%             4.83%

         Quotations of yield and total return will reflect only the performance of a hypothetical investment in the Funds during the particular time period shown. Yield and total return for the Funds will vary based on changes in the market conditions and the level of a Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

         In connection with communicating its yields or total return to current or prospective shareholders, the Funds also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

         Performance information for the Funds may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Stock Index, Dow Jones Industrial Average, or other unmanaged indices so that investors may compare the Funds' results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria, and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

      TAX EQUIVALENT YIELD CALCULATIONS - COLORADO QUALITY TAX-EXEMPT FUND

         [UPDATE] The Colorado Bond Fund's "tax-equivalent" yield is computed by: (a) dividing the portion of the Fund's yield that is exempt from both Federal and Colorado state income taxes by one minus a stated combined federal and state income tax rate; (b) dividing the portion of the Fund's yield that is exempt from Federal income tax be one minus a stated Federal income tax rate, and (c) adding the figures resulting from (a) and (b) above to that portion, if any, of the Fund's yield that is not exempt from Federal income tax.

         Tax-Equivalent Yield is based upon the combined state and Federal tax rate assumptions of 33% (assuming a 28% federal tax rate and a 5% Colorado tax rate) for the Colorado Quality Bond Fund.

         The following table shows how to translate the yield of an investment that is exempt from both Federal and Colorado personal income taxes into a taxable equivalent yield for the 1998 taxable year. The last four columns of the table show approximately how much a taxable investment would have to yield in order to generate an after-tax (Federal and Colorado) yield of 2%, 3%, 4%, 5% and 6%. For example, the table shows that a married taxpayer filing a joint return with taxable income of $50,000 would have to earn a yield of approximately 10.23% before Federal and Colorado personal income taxes in order to earn a yield after such taxes of 7%.


                                     1998 Tax Rates and Tax-Equivalent Yields

                                                  Federal Tax  Individual tax exempt yield:
                   Taxable Income*                Bracket**
                                                               2%           3%         4%       5%       6%
SINGLE RETURN                    JOINT RETURN                  Taxable equivalent yield:
-------------                    ------------
$ -             $ 24,650     $ -       $ 41,200    15.0%       2.35%     3.53%        4.71%     5.88%    7.06%
$ 24,651        $ 59,750     $ 41,201  $ 99,600    28.0%       2.78%     4.17%        5.56%     6.94%    8.33%
$ 59,751        $124,650     $ 99,601  $151,750    31.0%       2.90%     4.35%        5.80%     7.25%    8.70%
$124,651        $271,050     $151,751  $271,050    36.0%       3.13%     4.69%        6.25%     7.81%    9.38%
$271,051        above        $271,051  above       39.6 %      3.31%     4.97%        6.62%     8.28%    9.93%

* Taxable income (gross income after all exemptions, adjustments, and deductions) based on 1997 tax rates.
** Excludes the impact of the phaseout of personal exemptions, limitation on itemized deductions, and other credits, exclusions, and adjustments which may raise a taxpayer's marginal tax rate. An increase in a shareholder's marginal tax rate would increase that shareholder's tax-equivalent yield.

Colorado individual income tax is levied at a flat rate 5%

                                    Effective
Federal           Colorado          Combined Federal &
Tax Rate          Tax Rate          Tax Rate
15.0%             5.0%              19.25%
28.0%             5.0%              31.60%
31.0%             5.0%              34.45%
36.0%             5.0%              39.20%
39.6%             5.0%              42.62%

When your effective combined federal and Colorado state tax rate is:
         19.25%   31.60%   34.45%   39.20%  42.62%

Then your tax-equivalent yield is:


TAX-EQUIVALENT YIELD*
                  2.0%     2.48%            2.92%             3.05%             3.29%            3.49%
                  3.0%     3.72%            4.39%             4.58%             4.93%            5.23%
                  4.0%     4.95%            5.85%             6.10%             6.58%            6.97%
                  5.0%     6.19%            7.31%             7.63%             8.22%            8.71%
                  6.0%     7.43%            8.77%             9.15%             9.87%            10.46%
                  7.0%     8.67%            10.23%           10.68%            11.51%            12.20%
                  8.0%     9.91%            11.70%           12.20%            13.16%            13.94%

* The Portfolio may invest a portion of its assets in obligations that are subject to state or Federal income tax. When the Portfolio invests in these obligations, its tax-equivalent yield will be lower. In the table above, tax-equivalent yields are calculated assuming investments are 100% Federally and state tax-free.

                             INDEPENDENT ACCOUNTANTS

         Deloitte & Touche LLP serves as the independent accountants for the Funds. Deloitte & Touche provides audit services, tax return preparation and assistance and consultation in connection with review of SEC filings. Deloitte & Touche's address is 555 Seventeenth Street, Suite 3600, Denver, Colorado 80202.

                             REGISTRATION STATEMENT

         This SAI and the prospectus do not contain all the information included in the Funds' Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

         Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                              FINANCIAL STATEMENTS

         The audited financial statements for each Fund for the year ended April 30, 1999 and the report of the Funds' independent public accountants are included in the Funds' most recent Annual Report, and are incorporated herein by reference to such report.

                                    APPENDIX
                           KEY TO MOODY'S BOND RATINGS

Aaa Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are not likely to impair the fundamentally strong position of such issues.

Aa Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa Bonds that are rated Baa are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Ba Bonds that are rated Ba are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

B Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds that are rated Ca represent obligations that are speculative to a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                      KEY TO STANDARD & POOR'S BOND RATINGS

AAA Debt rated "AAA" has the highest rating assigned by Standard & Poor's Capacity to pay interest and repay principal is extremely strong.

AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB" rating.

B Debt rated "B" has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB-" rating.

CCC Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

CC The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

C The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI The rating "CI" is reserved for income bonds on which no interest is being paid.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                            PART C. OTHER INFORMATION

Item 23.   EXHIBITS

           *    (a) (1)   Trust Instrument.

           *        (2)   Revised Trust Instrument.

           *    (b) (1)   By-Laws of Registrant.

           *        (2)   Revised By-Laws of Registrant.

                (c)       None.

           *    (d) (1)   Investment Advisory Contract between Registrant and GE
                          Investment Management, Incorporated with respect to the U.S. Treasury Money Market Fund.

           *        (2)   Investment Advisory Contract between Registrant and GE
                          Investment Management, Incorporated with respect to the U.S. Government Money Market Fund.

           **       (3)   Investment Advisory Contract between Registrant and
                          Tempest, Isenhart, Chafee, Lansdowne & Associates,
                          Inc. with respect to the Aristata Equity Fund.

           **       (4)   Investment Advisory Contract between Registrant and
                          Tempest, Isenhart, Chafee, Lansdowne & Associates,
                          Inc. with respect to the Aristata Quality Bond Fund.

           **       (5)   Investment Advisory Contract between Registrant and
                          Tempest, Isenhart, Chafee, Lansdowne & Associates,
                          Inc. with respect to the Aristata Colorado Quality
                          Tax-Exempt Fund.

           **       (6)   Investment Advisory Contract between Registrant and GE
                          Investment Management, Incorporated with respect to the Prime Money Market Fund.

            **  (e) (1)   Distribution Agreement between Registrant and ALPS
                          Mutual Funds Services, Inc.

           **       (2)   Amended and restated Administration Agreement between
                          Registrant and ALPS Mutual Funds Services, Inc.

                (f)       None.

          *     (g) (1)   Custodian Contract between Registrant and State Street
                          Bank and Trust Company.

           *        (2)   Custodian Contract between Registrant and Fifth Third
                          Bank.

           **   (h) (1)   Transfer Agency and Service Agreement between
                          Registrant and ALPS Mutual Funds Services, Inc.

           **       (2)   Bookkeeping and Pricing Agreement between Registrant
                          and ALPS Mutual Funds Services, Inc.

           ***      (3)   Subscription Agreement.

                (i) Opinion and Consent of Davis, Graham & Stubbs LLP, counsel to Registrant.

                          [ to be provided by amendment ]

                (j)       Consent of Independent Public Accountants.

                          [ to be provided by amendment ]

                (k)       None

                (l)       None

           **** (m)       Distribution Plan - Prime Money Market Fund
                             Class II

                (m)       Omitted by Rule Change

           **** (o)       Rule 18f-3 Plan

* Filed with Post-Effective Amendment No. 7 to Registrant's Registration Statement on August 28, 1997.
** Filed with Post-Effective Amendment No. 10 to Registrant's Registration Statement on June 12, 1998

*** Filed with Post-Effective Amendment No. 5 to Registrant's Registration Statement on August 28, 1996.
**** Filed herewith.

Item 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

         None.

Item 25. INDEMNIFICATION.

         As permitted by Section 17(h) and (i) of the Investment Company Act of 1940 (the "1940 Act") and pursuant to Article X of the Registrant's Trust Instrument (Exhibit 1 to the Registration Statement), Section 7 of each Investment Advisory Agreement (Exhibits 5(a), 5(b), 5(c), 5(d) and 5(e) to this Registration Statement) and Sections 1.9 and 1.10 of the Distribution Agreement (Exhibit 6(a) to this Registration Statement), officers, trustees, employees and agents of the Registrant will not be liable to the Registrant, any shareholder, officer, trustee, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant understands that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

         The Registrant has purchased an insurance policy insuring its officers and trustees against liabilities, and certain costs of defending claims against such officers and trustees, to the extent such officers and trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers under certain circumstances.

         Section 7 of each Investment Advisory Contract and Section 1.9 of the Distribution Contract limit the liability of GE Investment Management, Inc., Tempest, Isenhart, Chafee, Lansdowne & Associates, Inc. and ALPS Mutual Funds Services, Inc., respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

         The Registrant hereby undertakes that it will apply the indemnification provisions of its Declaration of Trust, By-Laws, Investment Advisory Contracts and Distribution Contract in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretations of Section 17(h) and 17(i) of such Act remain in effect and are consistently applied.

Item 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS

         With respect to all Funds, reference is made to "Management of the Trust" in the Prospectus for each such Fund forming Part A and "Management" in the Statement of Additional Information for such Funds forming Part B of this Registration Statement.

         The list required by this Item 28 of officers and directors of GEIM, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by GEIM pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-31947).

         The list required by this Item 28 of officers and directors of Tempest, Isenhart, Chafee, Lansdowne & Assocs. ("Tempest"), together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Tempest pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-11809-3).

Item 27. PRINCIPAL UNDERWRITER

         (a)      ALPS Mutual Funds Services, Inc. acts as
                  Distributor/Underwriter for various other unrelated registered investment companies.

         (b)      Officers and Directors

Name and Principal                       Positions and Offices with                Positions and Offices with
Business Address*                        Registrant                                Underwriter
--------------------------------------------------------------------------------------------------------------------
W. Robert Alexander                      Chairman of the Board of Trustees and     Chairman and Chief Executive
                                         President                                 Officer and Secretary

Arthur J. L. Lucey                       None                                      President and Director

Name and Principal                       Positions and Offices with                Positions and Offices with
Business Address*                        Registrant                                Underwriter
--------------------------------------------------------------------------------------------------------------------

Thomas A. Carter                         None                                      Chief Financial Officer

Edmund J. Burke                          None                                      Executive Vice President

Russell C. Burk                          Secretary                                 General Counsel

Jeremy O. May                            Assistant Treasurer                       Vice Presdent

William N. Paston                        Vice President and Treasurer              Vice President

Rick A. Pederson                         None                                      Director

Chris Woessner                           None                                      Director

John Hannon                              None                                      Director

--------------------------------
*All addresses are 370 Seventeenth Street, Suite 3100, Denver, Colorado 80202.

         (c)      Not applicable.

Item 28. LOCATION OF ACCOUNTS AND RECORDS

         All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained at the offices of ALPS Mutual Funds Services, Inc., General Electric Investment Management, Inc. and Tempest, Isenhart, Chafee, Lansdowne & Associates, Inc..

Item 29. MANAGEMENT SERVICES

         Not applicable.

Item 30. UNDERTAKINGS.

         (a) Registrant undertakes to call a meeting of shareholders for the purpose of voting upon the removal of a trustee if requested to do so by the holders of at least 10% of the Registrant's outstanding shares.

         (a) Registrant undertakes to provide the support to shareholders specified in Section 16(c) of the 1940 Act as though that section applied to the Registrant.

         (b) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report upon request and without a charge.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and Rule 485(a) thereunder and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this Post-Effective Amendment No. 12 of its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Denver, and State of Colorado, on June 29, 1999.


                                                 FINANCIAL INVESTORS
                                                 TRUST (Registrant)



                                                 By: /s/  W. ROBERT ALEXANDER
                                                     -------------------------
                                                      W. Robert Alexander
                                                      Trustee and President


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                           Title                       Date
---------                           -----                       ----

/s/  W. ROBERT ALEXANDER            Trustee and            June 29, 1999
-------------------------           President
W. Robert Alexander

/s/  ROBERT E. LEE                  Trustee                June 29, 1998
------------------
Robert E. Lee

/s/  MARY K. ANSTINE                Trustee                June 29, 1999
--------------------
Mary K. Anstine

/s/  EDWIN B. CROWDER               Trustee                June 29, 1999
---------------------
Edwin B. Crowder

/s/  JOHN R. MORAN, JR              Trustee                June 29, 1999
----------------------
John R. Moran, Jr.

                                INDEX TO EXHIBITS
                            FINANCIAL INVESTORS TRUST


Exhibit Number

     (m)          Distribution Plan - Prime Money Market Fund Class II

     (o)          Rule 18f-3 Plan